UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule § 240.14a-12

EXPION ENERGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Expion Energy, Inc.

2025 SW Deerhound Avenue

Redmond, Oregon 97756

PROXY STATEMENT SUMMARY

This summary contains highlights about the upcoming 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Expion Energy, Inc. (the “Company,” “we,” “us” or “our”). This summary does not contain all of the information that you should consider in advance of the Annual Meeting and we encourage you to read the entire Proxy Statement before voting. We recently changed our corporate name from “Expion360 Inc.” to “Expion Energy, Inc.” to better align with our expanded energy platform and operating strategy.

2026 Annual Meeting of Stockholders

Date:	Wednesday, November 4, 2026

Time:	9:00 a.m. Pacific Time

Location:	City Express by Marriott Redmond Bend Airport located at 2243 SW Yew Avenue, Redmond, Oregon 97756

Record Date:	September [__], 2026

Mailing Date:	We intend to mail the proxy materials to our stockholders on or about September [___], 2026

 Voting Matters and Board Recommendations

Proposal No.	Proposals	Recommendation of Our Board
(1)

The election of five directors to serve on our board of directors for a one-year term of office expiring at the annual meeting of stockholders to be held in 2027 and until their successors have been elected and qualified, or until their earlier death, resignation, or removal;

“FOR” each Director Nominee
(2)	The ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2026;	“FOR”
(3)	The approval of a certificate of designation for the creation, designation and issuance of Series A-1 8% Convertible Preferred Stock;	“FOR”
(4)

The approval of a form of certificate of designation for the creation, designation and issuance of one or more series of preferred stock pursuant to the exercise of the additional investment right granted under the Securities Purchase Agreement, dated August 21, 2026, by and between the Company and the purchasers identified therein (the “Securities Purchase Agreement”);

“FOR”
(5)

The approval, for purposes of Nasdaq Listing Rule 5635, of the issuance of more than 19.99% of our outstanding shares of Common Stock issuable upon conversion of, or payment of dividends on, shares of Series A-1 Preferred Stock and AIR Preferred Stock, and exercise of warrants, as contemplated by the Securities Purchase Agreement;

“FOR”
(6)

The approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock from 36,666,666 shares to 220,000,000 shares and to increase the number of authorized shares of our Common Stock from 16,666,666 shares to 200,000,000 shares;

“FOR”
(7)	The approval of an amendment to our Articles of Incorporation to authorize blank check preferred stock consisting of 20,000,000 shares of preferred stock;	“FOR”
(8)	The approval of an amendment to our 2021 Incentive Award Plan to increase the number of shares of Common Stock authorized for issuance under the plan by 250,000; and	“FOR”
(9)	The approval of one or more adjournments of the Annual Meeting to solicit additional proxies in favor of any or all proposals if there are not sufficient votes at the time of such adjournment to approve any or all such proposals.	“FOR”

Only holders of record of our common stock, par value $0.001 per share (our “Common Stock”), at the close of business on September [___], 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were issued and outstanding approximately [________] shares of our Common Stock. Each share of our Common Stock entitles the holder thereof to one vote.

A Notice of Internet Availability of Proxy Materials is being mailed to stockholders on or about September [___], 2026.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, NOVEMBER 4, 2026

To the Stockholders of Expion Energy, Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Expion Energy, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “ours”), will be held on Wednesday, November 4, 2026, at 9:00 a.m. Pacific Time, at the City Express by Marriott Redmond Bend Airport located at 2243 SW Yew Avenue, Redmond, Oregon 97756, for the following purposes:

Proposal No.	Proposals
(1)	The election of five directors to serve on our board of directors for a one-year term of office expiring at the annual meeting of stockholders to be held in 2027 and until their successors have been elected and qualified, or until their earlier death, resignation, or removal;
(2)	The ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2026;
(3)	The approval of a certificate of designation for the creation, designation and issuance of Series A-1 8% Convertible Preferred Stock;
(4)	The approval of a form of certificate of designation for the creation, designation and issuance of one or more series of preferred stock pursuant to the exercise of the additional investment right granted under the Securities Purchase Agreement, dated August 21, 2026, by and between the Company and the purchasers identified therein (the “Securities Purchase Agreement”);
(5)	The approval, for purposes of Nasdaq Listing Rule 5635, of the issuance of more than 19.99% of our outstanding shares of Common Stock issuable upon conversion of, or payment of dividends on, shares of Series A-1 Preferred Stock and AIR Preferred Stock, and exercise of warrants, as contemplated by the Securities Purchase Agreement;
(6)	The approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock from 36,666,666 shares to 220,000,000 shares and to increase the number of authorized shares of our Common Stock from 16,666,666 shares to 200,000,000 shares;
(7)	The approval of an amendment to our Articles of Incorporation to authorize blank check preferred stock consisting of 20,000,000 shares of preferred stock;
(8)	The approval of an amendment to our 2021 Incentive Award Plan to increase the number of shares of Common Stock authorized for issuance under the plan by 250,000; and
(9)	The approval of one or more adjournments of the Annual Meeting to solicit additional proxies in favor of any or all proposals if there are not sufficient votes at the time of such adjournment to approve any or all such proposals.

We may also transact any other business that is properly presented at the Annual Meeting or any continuation, adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

Our Board has fixed the close of business on September [___], 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any continuation, postponement or adjournment thereof. Whether or not you plan on attending the Annual Meeting, we encourage you to submit your proxy or voting instructions as soon as possible to ensure your representation at the Annual Meeting. Please refer to the section of the Proxy Statement titled “Questions and Answers About the Annual Meeting.”

By Order of the Board,

/s/ Kevin Sellers

Kevin Sellers

Chief Executive Officer and President

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: September [___], 2026

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial condition, operating performance, business operations and strategies, capital raising opportunities, liquidity, executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in Item 1A, “Risk Factors,” and elsewhere, in our Annual Report on Form 10-K for the year ended December 31, 2025, as amended, as well as the other reports we file with the Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

REVERSE STOCK SPLIT

On July 21, 2026, we effected a one-for-12 reverse stock split of our common stock, par value $0.001 per share. All prior period share, equity award and per share amounts and calculations in this Proxy Statement have been retroactively adjusted to reflect the reverse stock split.

PROXY STATEMENT

For the 2026 Annual Meeting of Stockholders

To be held Wednesday, November 4, 2026

This Proxy Statement is solicited on behalf of the board of directors (our “Board”) of Expion Energy, Inc., a Nevada corporation (the “Company,” “we,” “us,” or “ours”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Wednesday, November 4, 2026, at 9:00 a.m. Pacific Time, or at any continuation, postponement, or adjournment thereof. We recently changed our corporate name from “Expion360 Inc.” to “Expion Energy, Inc.” to better align with our expanded energy platform and operating strategy.

The Annual Meeting is being held for the purposes discussed in this Proxy Statement in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”).

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the Securities and Exchange Commission (the “SEC”) rules. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about this Proxy Statement or the Annual Meeting, please refer to the question titled, “Who should I contact with other questions?” below.

Q: When and where will the Annual Meeting be held?

A: The Annual Meeting will be held on Wednesday, November 4, 2026, at 9:00 a.m. Pacific Time, or at any continuation, postponement, or adjournment thereof. The Annual Meeting will be held at the City Express by Marriott Redmond Bend Airport located at 2243 SW Yew Avenue, Redmond, Oregon 97756.

Q: What proposals am I being asked to vote upon at the Annual Meeting?

A: The proposals to be voted on at the Annual Meeting, and our Board’s recommendation with respect to each proposal, are as follows:

Proposal No.	Proposals	Recommendation of Our Board
(1)

The election of five directors to serve on our board of directors for a one-year term of office expiring at the annual meeting of stockholders to be held in 2027 and until their successors have been elected and qualified, or until their earlier death, resignation, or removal;

“FOR” each director nominee
(2)	The ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2026;	“FOR”
(3)	The approval of a certificate of designation for the creation, designation and issuance of Series A-1 8% Convertible Preferred Stock;	“FOR”
(4)

The approval of a form of certificate of designation for the creation, designation and issuance of one or more series of preferred stock pursuant to the exercise of the additional investment right granted under the Securities Purchase Agreement, dated August 21, 2026, by and between the Company and the purchasers identified therein (the “Securities Purchase Agreement”);

“FOR”
(5)

The approval, for purposes of Nasdaq Listing Rule 5635, of the issuance of more than 19.99% of our outstanding shares of Common Stock issuable upon conversion of, or payment of dividends on, shares of Series A-1 Preferred Stock and AIR Preferred Stock, and exercise of warrants, as contemplated by the Securities Purchase Agreement;

“FOR”
(6)

The approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock from 36,666,666 shares to 220,000,000 shares and to increase the number of authorized shares of our Common Stock from 16,666,666 shares to 200,000,000 shares;

“FOR”
(7)	The approval of an amendment to our Articles of Incorporation to authorize blank check preferred stock consisting of 20,000,000 shares of preferred stock;	“FOR”
(8)	The approval of an amendment to our 2021 Incentive Award Plan to increase the number of shares of Common Stock authorized for issuance under the plan by 250,000; and	“FOR”
(9)	The approval of one or more adjournments of the Annual Meeting to solicit additional proxies in favor of any or all proposals if there are not sufficient votes at the time of such adjournment to approve any or all such proposals.	“FOR”

Q: Why am I receiving these proxy materials?

A: This Proxy Statement is solicited on behalf of our Board for use at the Annual Meeting, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and any other business properly brought before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

Our proxy materials are available electronically at www.proxyvote.com. At this website, you will find a complete set of the proxy materials including the Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025, as amended (our “Annual Report”), and form proxy card. You will also find an agenda for the Annual Meeting, as well as rules and procedures governing the Annual Meeting. You are encouraged to access and review all of the information contained in the proxy materials, and on the meeting website, before submitting a proxy or voting at the Annual Meeting.

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

A: Instead of mailing printed copies to each of our stockholders, we have elected to provide access to the proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to notify our stockholders of the Annual Meeting and the availability of the proxy materials by sending a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the full set of proxy materials, including this Proxy Statement and our Annual Report, each of which are available at www.proxyvote.com, how to request printed proxy materials by mail, and how to vote your shares.

Q: Who can vote at the Annual Meeting?

A: Only our stockholders at the close of business on September [__], 2026 (the “Record Date”) will be entitled to attend and vote at the Annual Meeting. You are entitled to one vote on each proposal for each share of our common stock, par value $0.001 per share (our “Common Stock”), you held on the Record Date. Your shares may be voted at the Annual Meeting only if you are present in person or your shares are represented by a valid proxy.

On the Record Date, there were [_____] shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at our executive offices located at 2025 SW Deerhound Avenue, Redmond, Oregon 97756 for ten days prior to the Annual Meeting and also at the Annual Meeting.

Q: What is the difference between a stockholder “of record” and a “street name” holder?

A: If, on the Record Date, your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the stockholder of record with respect to those shares.

If, on the Record Date, your shares are held in an account at a bank, broker, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and this Proxy Statement is being made available to you by that nominee. Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the bank, broker, dealer, or other nominee how to vote their shares. Please contact your nominee directly for additional information.

Q: What is the quorum requirement for the Annual Meeting?

A: The presence of holders of at least one-third of the voting power of the outstanding shares of our Common Stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum, which is required to hold and conduct business at the Annual Meeting. Shares are counted as present at the Annual Meeting if:

●	you are present in person at the Annual Meeting; or

●	your shares are represented by a properly authorized and submitted proxy (submitted by mail, by telephone, or over the Internet).

If you are a stockholder “of record” and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum.

If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your bank, broker, dealer, or other nominee submits a proxy covering your shares. Your nominee is entitled to submit a proxy as to certain “routine” matters (as determined by reference to the rules applicable to such nominees), even if you have not instructed your nominee on how to vote on those matters. Please refer to the question titled, “What if I do not specify how I want my shares voted?” below. In the absence of a quorum, the Annual Meeting may be adjourned in the manner described in Proposal No. 9.

Q: How can I vote my shares?

A: You may vote using any of the following methods:

✓	By Mail. Stockholders “of record” may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in “street name” may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their bank, broker, dealer, or other nominee and mailing them in the accompanying pre-addressed envelopes.

✓	By Internet. Stockholders “of record” may submit proxies by following the Internet voting instructions on their proxy cards. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on Tuesday, November 3, 2026 by visiting [______] and following the instructions. Stockholders who hold shares beneficially in “street name” may provide voting instructions by accessing the website specified on the voting instruction forms provided by their bank, broker, dealer, or other nominee. Please check the voting instruction form for Internet voting availability.

✓	By Telephone. Stockholders “of record” who live in the United States or Canada may provide voting instructions by telephone by calling the number specified on their proxy cards. Stockholders who hold shares beneficially in “street name” and live in the United States or Canada may provide voting instructions by telephone by calling the number specified on the voting instructions provided by their bank, broker, dealer, or other nominee. Please check the voting instruction form for telephone voting availability.

✓	In Person at the Annual Meeting. Stockholders “of record” may vote their shares in person at the Annual Meeting. Stockholders who hold shares held beneficially in “street name” may vote their shares in person only if they obtain a legal proxy from their bank, broker, dealer, or other nominee that holds their shares giving them the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail, over the Internet, or by telephone so your vote will be counted if you later decide not to attend the Annual Meeting. Internet and telephone voting closes at 11:59 p.m. Eastern Time on Tuesday, November 3, 2026, the day before the Annual Meeting. Stockholders who submit a proxy by Internet or telephone do not need to return a proxy card or the form forwarded by their bank, broker, dealer, or other nominee by mail.

Q: What can I do if I change my mind after I vote my shares?

A: Stockholders “of record,” that submit a proxy, may revoke that proxy at any time before it is voted at the Annual Meeting by (i) delivering a written notice of revocation to the attention of the Chief Financial Officer at our executive offices located at 2025 SW Deerhound Avenue, Redmond, Oregon 97756, (ii) duly submitting a later-dated proxy by mail, over the Internet, or by telephone, or (iii) attending the Annual Meeting in person and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. Stockholders who hold shares beneficially in “street name,” may change their voting instructions by following the instructions from their bank, broker, dealer, or other nominee.

Q: What if I receive more than one proxy card or Notice?

A: If you receive more than one set of proxy materials, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy over the Internet or by telephone, submit one proxy for each proxy card you receive.

Q: How will my shares be voted?

A: Stockholders “of record” as of the Record Date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

Q: What if I do not specify how I want my shares voted?

A: As a stockholder “of record,” if you submit a signed proxy card or submit your proxy over the Internet or by telephone and do not specify how you want your shares voted, the person named in the proxy will vote your shares “FOR” each director nominee in Proposal No. 1 and “FOR” Proposal Nos. 2, 3, 4, 5, 6, 7, 8, and 9.

If you are a stockholder whose shares are held in “street name,” and you do not instruct your bank, broker, dealer, or other nominee how to vote your shares, your nominee may not be able to vote your shares in its discretion. A “broker non-vote” occurs when a nominee holding shares beneficially in “street name” has not received voting instructions from the beneficial owner and the nominee does not have discretionary authority to vote the shares. If you hold your shares in “street name” and do not provide voting instructions to your nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum but will not be considered entitled to vote on all the proposals.

Banks, brokers, dealers, and other nominees generally have discretionary authority to vote on Proposal Nos. 2, 6 and 9, which are considered “routine” matters, but do not have discretionary authority to vote on Proposal Nos. 1, 3, 4, 5, 7, and 8, which are considered “non-routine” matters.

In their discretion, the proxy holders named in the enclosed proxy card are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

Q: What are the voting requirements to approve each of the proposals?

A: All votes will be tabulated as required by Nevada law, the state of our incorporation, by the inspector of election appointed for the Annual Meeting. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to one or more proposals, and broker non-votes will be counted as present for purposes of determining a quorum.

The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting, as well as the effects of abstentions and broker non-votes on each of the proposals, are as follows:

Proposal	Voting Requirement	Effect of Withheld Votes or Abstentions	Effect of Broker Non-Votes

Proposal No. 1

The election of five directors to serve on our board of directors for a one-year term of office expiring at the annual meeting of stockholders to be held in 2027 and until their successors have been elected and qualified, or until their earlier death, resignation, or removal.

Each director nominee will be elected by a plurality of the votes cast under Proposal No. 1 (assuming that a quorum is present).

A “plurality of the votes” means that the five director nominees receiving the highest number of votes at the Annual Meeting will be elected.

		A “WITHHOLD” vote with respect to a director nominee will not count as a vote cast for that or any other nominee, and thus will have no effect on the outcome of the vote on this proposal.	Broker non-votes will have no effect on the outcome of the vote on this proposal.
Proposal No. 2 The ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2026.	Requires that the number of votes cast “FOR” Proposal No. 2 exceeds the number of votes cast “AGAINST” Proposal No. 2 (assuming that a quorum is present).	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Because a bank, broker, dealer, or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.
Proposal No. 3 The approval of a certificate of designation for the creation, designation and issuance of Series A-1 8% Convertible Preferred Stock.	Requires the affirmative vote of a majority of the voting power of the outstanding shares of our Common Stock (assuming that a quorum is present).	An “ABSTAIN” vote will have the same effect as a vote “AGAINST” this proposal.	Broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Proposal No. 4

The approval of a form of certificate of designation for the creation, designation and issuance of one or more series of preferred stock pursuant to the exercise of the additional investment right granted under the Securities Purchase Agreement.

	Requires the affirmative vote of a majority of the voting power of the outstanding shares of our Common Stock (assuming that a quorum is present).	An “ABSTAIN” vote will have the same effect as a vote “AGAINST” this proposal.	Broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Proposal No. 5

The approval, for purposes of Nasdaq Listing Rule 5635, of the issuance of more than 19.99% of our outstanding shares of Common Stock issuable upon conversion of, or payment of dividends on, shares of Series A-1 Preferred Stock and AIR Preferred Stock, and exercise of warrants, as contemplated by the Securities Purchase Agreement.

	Requires that the number of votes cast “FOR” Proposal No. 5 exceeds the number of votes cast “AGAINST” Proposal No. 5 (assuming that a quorum is present).	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 6

The approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock from 36,666,666 shares to 220,000,000 shares and to increase the number of authorized shares of our Common Stock from 16,666,666 shares to 200,000,000 shares.

	Requires that the number of votes cast “FOR” Proposal No. 6 exceeds the number of votes cast “AGAINST” Proposal No. 6 (assuming that a quorum is present).	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Because a bank, broker, dealer, or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.
Proposal No. 7 The approval of an amendment to our Articles of Incorporation to authorize blank check preferred stock consisting of 20,000,000 shares of preferred stock.	Requires the affirmative vote of a majority of the voting power of the outstanding shares of our Common Stock (assuming that a quorum is present).	An “ABSTAIN” vote will have the same effect as a vote “AGAINST” this proposal.	Broker non-votes will have the same effect as a vote “AGAINST” this proposal.
Proposal No. 8 The approval of an amendment to our 2021 Incentive Award Plan to increase the number of shares of Common Stock authorized for issuance under the plan by 250,000.	Requires that the number of votes cast “FOR” Proposal No. 8 exceeds the number of votes cast “AGAINST” Proposal No. 8 (assuming that a quorum is present).	An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal.	Broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 9

The approval of one or more adjournments of the Annual Meeting to solicit additional proxies in favor of any or all proposals if there are not sufficient votes at the time of such adjournment to approve any or all such proposals.

If a quorum is present, requires that the number of votes cast “FOR” Proposal No. 9 exceeds the number of votes cast “AGAINST” Proposal No. 9.

If a quorum is not present, requires that a majority of the voting power of our Common Stock represented at the Annual Meeting, or the person presiding at the Annual Meeting approves Proposal No. 9.

An “ABSTAIN” vote will have no effect on the outcome of the vote on this proposal. If a quorum is not present, an “ABSTAIN” vote will have the same effect as a vote “AGAINST” this proposal.	Because a bank, broker, dealer, or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy, the Notice and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokers, dealers, and other nominees holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers, or staff members. No additional compensation will be paid to our directors, officers or staff members for such services. We expect to retain a one or more proxy solicitation firms and will pay aggregate fees of approximately $[___] plus reasonable expenses.

Q: How may I obtain an additional copy of the proxy materials? How may I reduce the number of copies our household receives?

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of our annual report and proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is also permissible under the Nevada Revised Statutes and may potentially result in added convenience for stockholders and cost savings for us.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single copy of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders by written or oral request, after which we will promptly deliver a separate copy of our proxy materials to one or more stockholders at a shared address to which a single copy of our proxy materials was delivered. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your bank or broker. If you are a stockholder “of record,” you may call Broadridge at (800) 542-1061 or submit a request in writing to Broadridge Financial Solutions, Inc., Householding Department at 51 Mercedes Way, Edgewood, New York, 11717.

Q: How can I receive future proxy statements and related materials electronically?

A: If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

Q: Where can I find the voting results of the Annual Meeting?

A: We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once we know them.

If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact our Chief Financial Officer at: Expion Energy, Inc., 2025 SW Deerhound Avenue, Redmond, Oregon 97756.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

Our business is managed under the direction of our Board. Our Board meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. Our Board also holds special meetings when an important matter requires Board action between scheduled meetings and also acts by unanimous written consent when necessary and appropriate. Our Board met six times during 2025. In addition, our Board took action ten times during 2025 by unanimous written consent in lieu of a meeting, as permitted by applicable law. During 2025, each member of our Board attended or participated in 75% or more of the aggregate of the total number of meetings of our Board and committees on which they served during the period for which such director was serving as a director. While we do not have a written policy on Board attendance at annual meetings of stockholders, we expect all current directors to attend our annual meetings of stockholders barring unforeseen circumstances or irresolvable conflicts. Four of our directors who were serving as directors at the time attended our annual meeting of stockholders held in 2025.

Board Leadership

We do not have a formal policy requiring separation of the roles of Chairman of the Board and Chief Executive Officer. Instead, our governance framework provides our Board with the flexibility to select the leadership structure it determines is the most appropriate to enable our Board to carry out its responsibilities effectively and best represent the interests of our stockholders. In making leadership structure determinations, our Board considers a number of factors, including the current and projected needs of the business, the size and composition of our Board, and the specific skills and qualifications of our management team and individual directors.

We currently separate the roles of Chairman of the Board and Chief Executive Officer, with Scott Burell serving as our Chairman of the Board, and Kevin Sellers serving as our President and Chief Executive Officer.

Given the recent expansion of our energy platform through our entry into the oil and gas sector, and the accompanying strategic changes to our management team and Board composition, we believe separating these roles is appropriate as it allows Mr. Burell to lead our Board in overseeing the Company’s governance and risk management functions, while allowing Mr. Sellers to focus on the Company’s day-to-day operations and expansion of our business strategy. We believe this leadership structure is appropriate for us at this time because it appropriately allocates authority and responsibility between the Board and management, reflects the size and composition of our Board, and considers the backgrounds, experiences and skills of our management team and Board.

Our Board may reassess the appropriate leadership structure from time to time, and it reserves the right to make changes in the future, however, our Board believes separating our Chairman of the Board and Chief Executive Officer roles remains the optimal structure for the Company at this time.

Director Qualifications and Diversity

Our nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) is responsible for reviewing corporate governance; identifying, reviewing, and managing our Board’s composition; evaluating our Board’s performance under our Code of Business Conduct and Ethics and our other governance policies; ensuring compliance with all applicable laws, regulations, and best practices; ensuring the adequacy of our committee charters and other governance policies; recommending persons for election to our Board; reviewing the composition of our Board’s committees and recommending persons to serve as members of those committees; and reviewing conflicts of interest involving members of our Board and our corporate officers. Our Nominating and Corporate Governance Committee may use outside consultants to assist in identifying candidates and will also consider advice and recommendations from stockholders, management, and others as it deems appropriate.

When evaluating director nominees, our Nominating and Corporate Governance Committee considers the following factors:

●	the current size and composition of our Board and the needs of our Board and respective Board committees;

●	business and financial experience and acumen, integrity, willingness to devote the necessary time and energy to fulfill director responsibilities, independence, judgment, diversity of experience, length of service, and potential conflicts of interest; and

●	other factors that our Nominating and Corporate Governance committee may consider appropriate.

Our goal is to assemble a board of directors that brings together a variety of skills derived from high quality business and professional experience. While we do not have a formal diversity policy for Board membership, our Board does seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of our Board’s deliberations and decisions. In considering candidates for our Board, our Nominating and Corporate Governance Committee considers, among other factors, diversity with respect to viewpoints, skills, experience, and other demographics.

Board Committees and Charters

Our Board has three standing committees: our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Our Board maintains a charter for each of these standing committees, and the charters are available in the “Corporate Governance” section of our investor relations website at investors.expion360.com.

Audit Committee

We have a separately designated standing audit committee (our “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee consists of Messrs. Burell (Chair), Lefevre, and Shum, each of whom meets the independence requirements under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) and the SEC, and is financially literate. Each of Messrs. Burell, Lefevre and Shum has been determined by our Board to be an “audit committee financial expert” as such term is defined under SEC rules and regulations. Our Board has considered the independence and other characteristics of each member of our Audit Committee and believes that each member meets the independence and other requirements of Nasdaq and the SEC.

Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq.

Our Audit Committee, among other things, is responsible for:

●	overseeing the integrity of our financial statements and the other financial information we provide to our stockholders and other interested parties;

●	monitoring the periodic reviews conducted by our independent registered public accounting firm and management regarding the adequacy of our auditing, accounting, and financial reporting processes and systems of internal control;

●	overseeing the selection, retention, compensation, and termination of our independent registered public accounting firm;

●	overseeing the independence and performance of our independent registered public accounting firm;

●	facilitating communication among our independent registered public accounting firm, management, and our Board;

●	reviewing our policies and procedures with respect to legal, ethical, and regulatory compliance, and discussing with management our major financial risk exposures and risk management policies;

●	preparing our audit committee report required by SEC rules and regulations to be included in our annual proxy statement; and

●	performing such other duties and responsibilities as are enumerated in and consistent with our Audit Committee charter.

During 2025, our Audit Committee met four times and took action by unanimous written consent one time.

Compensation Committee

We have a separately designated standing compensation committee (our “Compensation Committee”), which consists of Messrs. Shum (Chair), Burell, and Lefevre. Each member of our Compensation Committee meets the requirements for independence under the rules of Nasdaq and the SEC, and is a nonemployee director as defined by Rule 16b-3 promulgated under the Exchange Act.

Our Compensation Committee oversees our compensation structure and practices for both executive officers and director compensation, including incentive-based compensation and equity-based plans. Our Compensation Committee reviews and evaluates the performance of our directors and executive officers, recommends to our Board the form and amount of compensation to be paid by us to directors, and determines and approves the compensation of our Chief Executive Officer and other executive officers. Our Compensation Committee may use outside consultants it deems necessary or appropriate to carry out its responsibilities.

Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq.

Our Compensation Committee, among other things, is responsible for:

●	assisting our Board in developing and reviewing compensation programs applicable to our executive officers and directors;

●	overseeing our Company’s overall compensation philosophy, strategy, and objectives;·

●	approving the total compensation opportunity, as well as each component of compensation, paid to our executive officers and directors; administering our equity-based and cash-based

●	compensation plans applicable to our directors, officers, and employees, and reviewing and evaluating director compensation, including compensation for service on Board committees, on at least an annual basis;·
●	preparing the report of our Compensation Committee required by SEC rules to be included in our annual proxy statement; and·

●	performing such other duties and responsibilities as are enumerated in and consistent with our Compensation Committee charter.

During 2025, our Compensation Committee met five times and took action by unanimous written consent two times.

Nominating and Corporate Governance Committee

We have a separately designated standing Nominating and Corporate Governance Committee, which consists of Messrs. Lefevre (Chair), Burell, and Shum. Each member of our Nominating and Corporate Governance Committee meets the requirements for independence under the rules of Nasdaq.

The primary responsibility of our Nominating and Corporate Governance Committee is to identify and recommend to our Board director nominees. We also consider any nominations of director candidates validly made by our stockholders if submitted in a timely manner and will apply the same criteria to all persons being considered.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the listing standards of Nasdaq.

Our Nominating and Corporate Governance Committee, among other things, is responsible for:

●	assisting our Board in identifying candidates qualified to serve as directors, consistent with selection criteria approved by our Board and our Nominating and Corporate Governance Committee;

●	recommending to our Board the appointment of director nominees that meet the selection criteria;

●	recommending to our Board the appointment of directors to serve on each Board committee;

●	developing and recommending to our Board such corporate governance policies and procedures as our Nominating and Corporate Governance Committee determines are appropriate from time to time;

●	overseeing the performance of our Board and each of its committees; and

●	performing such other duties and responsibilities as are consistent with our Nominating and Corporate Governance Committee charter.

During 2025, our Nominating and Corporate Governance Committee met one time and took action by unanimous written consent two times.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company, in accordance with the provisions of our Amended and Restated Bylaws (our “Bylaws”), at the address and within the timeframes set forth in the section of this Proxy Statement titled “Stockholder Proposals and Director Nominations for 2027 Annual Meeting” below. Our Nominating and Corporate Governance Committee will review and consider only those recommendations that are timely submitted and include the appropriate biographical and other information, including, but not limited to, the items listed below:

●	the name and address of record of the stockholder;

●	a representation that the stockholder is a record holder of the Company’s securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act;

●	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate;

●	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

●	a description of any arrangements or understandings between the stockholder and the proposed director candidate; and

●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons, as described above and as set forth in our Bylaws.

Board Role in Risk Oversight

Our Board has oversight responsibility for the processes established to report and monitor material risks applicable to the Company. Our Board also oversees the appropriate allocation of responsibility for risk oversight among our Board committees. Our Audit Committee plays a central role in overseeing the integrity of the Company’s financial statements and reviewing and approving the performance of the Company’s internal audit function and independent accountants. Our Compensation Committee monitors the design and administration of the Company’s compensation programs to ensure that they incentivize strong individual and group performance and include appropriate safeguards to avoid unintended or excessive risk taking by Company officers and employees. Our Nominating and Corporate Governance Committee is responsible for oversight of risks related to succession planning and the attraction and retention of talent.

Code of Business Conduct and Ethics

Our Board has adopted a written Code of Business Conduct and Ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is available in the “Corporate Governance” section of our investor relations website at investors.expion360.com.

We intend to disclose future amendments to our Code of Business Conduct and Ethics, or any waivers of its requirements, applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, or our directors, on our website identified above. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement or any of our other SEC filings.

Director Independence

A majority of our directors satisfy the criteria for “independent directors,” under Nasdaq rules. Our Nominating and Corporate Governance Committee is required to annually review each director’s independence and any material relationships such director has with the Company. Following such review, only those directors who our Board affirmatively determines have no material relationship with the Company, and otherwise satisfy the independence requirements of Nasdaq rules, will be considered “independent directors.”

Our Board has affirmatively determined that Messrs. Burell, Lefevre and Shum do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under applicable Nasdaq rules. As a result, a majority of our directors are independent, as required under applicable Nasdaq rules. Our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Family Relationships and Other Arrangements

There are no family relationships among any of our executive officers, directors or director nominees. There are no arrangements or understandings between or among our executive officers, directors or director nominees pursuant to which any executive officer, director or director nominees was or is to be selected as an executive officer or director.

Involvement in Certain Legal Proceedings

There are no legal proceedings related to any of our directors or executive officers which are required to be disclosed pursuant to applicable SEC rules.

Communication with Our Board

The Annual Meeting provides an opportunity each year for our stockholders to ask questions of, or otherwise communicate directly with, members of our Board on appropriate matters. In addition, any interested party may communicate in writing with any particular director, including our Chairman of the Board, any committee of our Board, or the directors as a group, by sending such written communication to our Secretary at our executive offices located at Expion Energy, Inc., 2025 SW Deerhound Avenue, Redmond, Oregon 97756. Copies of written communications received at such address will be provided to our Board or the relevant director unless such communications are considered, in the reasonable judgment of our Secretary, to be inappropriate for submission to the intended recipient(s). The Secretary or his designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company staff members or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning potential director nominees submitted by any of our stockholders will be forwarded to the Chair of our Nominating and Corporate Governance Committee.

Related-Person Transactions

We have a written related-party transaction policy that governs the review and approval of transactions, arrangements or relationships in which the Company is a participant and a related person has a direct or indirect material interest, as defined under Item 404 of Regulation S-K. This policy applies to transactions where the amount involved exceeds $120,000 and covers, among other things, indebtedness, employment arrangements, and other financial relationships. Under the policy, our Audit Committee considers all relevant facts and circumstances when evaluating such transactions, including whether the terms are comparable to those available in an arm's-length transaction and the extent of the related person’s interest.

Private Placement

On August 21, 2026, we entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”) providing for the issuance and sale to the Purchasers of: (i) 8% Convertible Debentures Due August 21, 2029 in the aggregate principal amount of $9,000,000, which may become convertible into 9,000 shares of Series A-1 8% Convertible Preferred Stock (the “Series A-1 Preferred Stock”), and (ii) Common Stock Purchase Warrants (the “Warrants”) to purchase up to 2,117,219 shares of common stock (the “Private Placement”). For additional information regarding the terms of the Private Placement, see “Proposal No. 3” and “Proposal No. 5” elsewhere in this Proxy Statement.

Five Narrow Lane, LP (“FNL”) was the lead Purchaser in the Private Placement. Our former Chief Executive Officer and Chairman of the Board, Joseph Hammer, serves as a managing member of the general partner of FNL and may be deemed to share voting and dispositive power over the shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock and upon exercise of the Warrants. No other director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in the Private Placement that is not shared by all of our other stockholders. The Private Placement was approved by the disinterested members of our Board.

Cynergy Exploration Agreement and ORRI

On August 21, 2026, we entered into an exploration agreement (the “Exploration Agreement”) relating to an oil and gas exploration opportunity encompassing an area of mutual interest in Eastern Louisiana (the “AMI”). The Exploration Agreement reserves overriding royalty interests (“ORRI”) to certain parties, including Cynergy Advisors, LLC (“Cynergy”). Kevin Sellers, our President, Chief Executive Officer and a member of our Board, and Marc Jarvis, a member of our Board, are each managing members and partners of Cynergy and have an indirect material interest in the Cynergy ORRI.

Cynergy Consulting Agreement

On July 24, 2026, we entered into a consulting and due diligence engagement agreement (the “Consulting Agreement”) with Cynergy pursuant to which Cynergy was engaged to coordinate and oversee the closing of our acquisition related to the oil and gas exploration opportunity described above, and to provide advisory and technical support services in connection with the drilling and development of a wellbore located in the AMI. Under the Consulting Agreement, Cynergy is authorized to engage third-party vendors and service providers on behalf of the Company in furtherance of these services, subject to certain thresholds. Cynergy is not entitled to receive any direct payments from the Company pursuant to the Consulting Agreement (other than the reimbursement of expenses), although Cynergy may be entitled to receive the Cynergy ORRI based, in part, on the services provided pursuant to the Consulting Agreement.

Mr. Sellers is responsible for directing and overseeing the services provided by Cynergy on behalf of the Company. Mr. Sellers, as a managing member and partner of Cynergy and as our President, Chief Executive Officer, and director, has a direct material interest in the Consulting Agreement.

No Hedging of Company Securities

The Company maintains an insider trading policy (the “Insider Trading Policy”) that prohibits our directors, officers that are subject to Section 16 of the Exchange Act, and certain other designated employees from (i) purchasing and selling put options, call options or other derivatives of Company securities and (ii) engaging in short sales of Company securities. These prohibitions apply to Company securities held directly and indirectly, including Company securities granted as part of compensation to such aforementioned parties. There are no categories of hedging transactions that are specifically permitted by the Insider Trading Policy.

Executive Officers

The following table sets forth certain information regarding our executive officers as of September 1, 2026:

Name	Age	Position
Kevin Sellers(1)	54	President, Chief Executive Officer and Director (Principal Executive Officer)
Robert Winspear(2)	61	Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer)

(1)	Effective August 24, 2026, Joseph Hammer resigned from his role as Chief Executive Officer and, effective as of August 28, 2026, resigned from his role as Chairman of the Board. Mr. Sellers was appointed to serve as the Chief Executive Officer and as a member of our Board, effective immediately upon Mr. Hammer’s resignation.
(2)	On July 29, 2026, Shawna Bowin provided notice of her resignation as Chief Financial Officer. Effective August 25, 2026, Mr. Winspear was appointed to serve as Chief Financial Officer, Secretary and Treasurer. Ms. Bowin is assisting with the orderly transition of her roles and responsibilities through approximately October 31, 2026, during which time she will serve as Vice President, Finance.

Our executive officers are appointed by the directors and the directors may, at any time, terminate the appointment or otherwise revoke, withdraw, alter, or vary all or any of the functions, duties, and powers of the officer.

Set forth below is biographical information for Mr. Winspear. Biographical information for Mr. Sellers can be found in Proposal No. 1 of this Proxy Statement.

Robert Winspear – Chief Financial Officer, Secretary and Treasurer. Mr. Winspear was appointed as Chief Financial Officer, Secretary and Treasurer, effective August 25, 2026. Mr. Winspear has over 30 years of experience as an executive officer and director of both private and public companies. From September 2021 to June 2026, Mr. Winspear served as the Chief Financial Officer and Secretary of Blackboxstocks Inc., and continued in his role as Chief Financial Officer and director following its merger with REalloys Inc., a rare earth metals and permanent magnet company, which began trading on the Nasdaq Capital Market as REalloys Inc. (Nasdaq: ALOY) on February 25, 2026. Mr. Winspear was also Vice President, Secretary and Chief Financial Officer of Excel Corporation, a credit card processing company (formerly OTC: EXCC), from May 2014 to June 2017. Since 2002, he has served as President of Winspear Investments LLC, a Dallas-based private investment firm specializing in lower middle market transactions. Winspear Investments has made investments in a wide range of industries, including banking, real estate, distribution, supply chain management, mega yacht marinas and hedge funds. Mr. Winspear has served on the boards of several public and private entities. Mr. Winspear started his career with Arthur Andersen in Dallas, Texas. Mr. Winspear holds a B.B.A. and a M.P.A. from the University of Texas at Austin.

Executive Compensation Discussion

Executive Compensation

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, as well as a “smaller reporting company” as defined by the SEC in Rule 12b-2 of the Exchange Act. As such, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies and smaller reporting companies.

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2025, our “named executive officers” and their positions were:

●	Joseph Hammer, who served as our Chief Executive Officer and Chairman of the Board from October 2025 through August 2026;

●	Shawna Bowin, who served as our Chief Financial Officer from September 2025 through August 2026;

●	Carson Heagen, who served as our Chief Operating Officer from April 2025 through August 2026;

●	Brian Schaffner, who served as our Chief Executive Officer through October 2025, and as our Interim Chief Financial Officer through September 2025; and

●	Paul Shoun, who served as our Co-Founder, President, and Chairman of the Board through October 2025, and as our Chief Operating Officer from the Company’s inception in June 2016 through April 2025.

On July 21, 2026, we effected a 1-for-12 reverse stock split of our issued and outstanding shares of Common Stock (the “Reverse Stock Split”). All prior period share, equity award and per share amounts and calculations in this Proxy Statement have been retroactively adjusted to reflect the impact of the Reverse Stock Split.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2025 and December 31, 2024. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Option Awards ($)(2)	RSU Awards ($)(3)	All Other Compensation ($)		Total ($)
Joseph Hammer(4)	2025	68,750		—	—	—	—		68,750
Former Chief Executive Officer and Chairman of the Board	2024	—		—	—	—	—		—
Brian Schaffner	2025	223,567		179,206	42,344	161,550	692,417	(5)	1,299,084
Former Chief Executive Officer	2024	282,400	(60	—	—	12,176	—		294,576
Paul Shoun(7)	2025	219,675		184,206	45,031	161,550	734,956	(8)	1,345,418
Former President, Chief Operating Officer and Chairman of the Board	2024	234,050	(9)	—	—	12,176	—		246,226
Shawna Bowin(10)	2025	127,795		197,000	4,689	153,363	158,667	(11)	641,514
Former Chief Financial Officer	2024	—		—	—	—	—		—
Carson Heagen(12)	2025	172,500		271,114	32,076	161,550	148,602	(13)	785,842
Former Chief Operating Officer	2024	—		—	—	—	—		—

(1)

The amounts for 2025 reflect a combination of cash incentive bonuses paid pursuant to the 2025 Employee Incentive Plan and discretionary bonuses approved by the Compensation Committee. Each of our named executive officers voluntarily declined to receive any cash bonuses in 2024. See the section titled “Cash Bonuses” below for additional information.

(2)

Amounts reflect the full grant-date fair value of stock options granted during the applicable year computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of stock options granted to our named executive officers in Note 9 to our audited financial statements included in the Annual Report, which is incorporated herein by reference.

(3)	Amounts reflect the grant-date fair value of restricted stock units (“RSUs”) granted during the applicable year computed in accordance with ASC Topic 718.
(4)

Mr. Hammer was appointed Chief Executive Officer and Chairman of the Board in October 2025 and was not a named executive officer for 2024. Effective as of August 24, 2026, Mr. Hammer resigned from his role as Chief Executive Officer and, effective as of August 28, 2026, resigned from his role as Chairman of the Board.

(5)

Amount includes (i) $564,800 in severance payments made pursuant to the Schaffner Severance Agreement (as defined below), (ii) $96,361 in tax gross-up payments made in connection with the issuance of RSUs, and (iii) $31,256 for the cash payout of Paid Time Off (“PTO”) earned but not used.

(6)	Mr. Schaffner voluntarily deferred a portion of his base salary in 2024, which was paid in full in 2025.
(7)

Mr. Shoun took a temporary unpaid leave of absence beginning in November 2024 and ending in January 2025. The salary amounts represent the pro-rated portion of his base salary actually paid after taking into account the unpaid leave.

(8)

Amount includes (i) $564,800 in severance payments made pursuant to the Shoun Severance Agreement (as defined below), (ii) $145,176 in tax gross-up payments made in connection with the issuance of RSUs, and (iii) $24,980 for the cash payout of PTO earned but not used.

(9)	Mr. Shoun voluntarily deferred a portion of his base salary in 2024, which was paid in full in 2025.
(10)

Ms. Bowin was appointed Chief Financial Officer in September 2025 and was not a named executive officer for 2024. On July 29, 2026, Shawna Bowin provided notice of her resignation as Chief Financial Officer.

(11)	Amount includes (i) $142,922 in tax gross-up payments made in connection with the issuance of RSUs, and (ii) $15,745 for tuition reimbursement and related costs.
(12)

Mr. Heagen was appointed Chief Operating Officer in April 2025 and was not a named executive officer for 2024. Effective as of August 1, 2026, Mr. Heagen resigned from his role as Chief Operating Officer.

(13)	Amount includes (i) $145,140 in tax gross-up payments made in connection with the issuance of RSUs, and (ii) $3,462 for the cash payout of PTO earned but not used.

Base Salaries

Our named executive officers receive a base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation and is based on a number of factors, including the executive’s title, role, level of responsibility, and experience. Base salaries are initially established in the employment agreements entered into with each executive, and are reviewed on an annual basis by the Compensation Committee.

For 2025, the annual base salary for (i) Mr. Hammer was $330,000 for his services as our former Chief Executive Officer and Chairman of the Board, (ii) Mr. Schaffner was $282,400 for his service as our former Chief Executive Officer, (iii) Mr. Shoun was $282,400 for his services as our former President and Chief Operating Officer, (iv) Mr. Heagen was $180,000 for his service as our former Chief Operating Officer, and (v) Ms. Bowin was $192,000 for her service as our former Chief Financial Officer, in each case consistent with the terms of their respective employment agreements. Effective July 6, 2026, Mr. Hammer voluntarily reduced his annual base salary to $264,000. Mr. Hammer did not receive any additional compensation for serving as Chairman of the Board. Please refer to the section titled “Executive Compensation Arrangements” below for additional information.

Cash Bonuses

2025 Employee Incentive Plan

In April 2025, the Compensation Committee approved the 2025 Employee Incentive Plan (the “2025 Plan”). The 2025 Plan provided, among other things, for the payment of cash incentive bonuses (the “Incentive Bonuses”) to our named executive officers based upon the achievement of pre-determined performance milestones selected by the Compensation Committee that are aligned with our strategic objectives and intended to create long-term value for stockholders.

The target amounts for each of the Incentive Bonuses were generally based on a percentage of each named executive officer’s base salary. The performance milestones were different for each named executive officer and were designed to incentivize performance towards those objectives that each executive had the ability to influence or control. Each named executive officer had the opportunity to earn multiple Incentive Bonuses based on the achievement of individual performance milestones (i.e., achievement of each milestone was assessed independently rather than in the aggregate).

For 2025, the performance milestones selected by the Compensation Committee related to achievement of net sales targets, operational efficiency objectives, completion of strategic and financing transactions, product certifications, and timely SEC filings.

Notwithstanding achievement of the milestones, payout was contingent on a minimum cash balance target as of the payment date, as determined by the Compensation Committee. In addition, our named executive officers were required to remain employed by the Company at the time Incentive Bonuses were paid. Named executive officers were able to elect to be issued RSUs pursuant to the 2021 Plan in lieu of receiving Incentive Bonuses, subject to availability of reserved shares under the 2021 Plan. None of our named executive officers elected to receive RSUs in lieu of Incentive Bonuses, which were paid in August 2025.

2025 Discretionary Bonuses

In addition to being eligible to receive Incentive Bonuses, our named executive officers are also eligible to receive discretionary bonuses as determined by the Compensation Committee. Messrs. Schaffner, Shoun and Heagen and Ms. Bowin each received a discretionary bonus in September 2025 related to the successful completion of certain financing activities.

2024 Cash Bonuses

In 2024, each of our named executive officers voluntarily declined to receive any cash bonuses.

Equity Awards

We offer equity awards to our employees, including our named executive officers. We believe that equity awards are necessary to remain competitive in our industry and enhance our ability to attract, retain, and motivate persons who we believe can make important contributions to the growth and success of our business by providing these individuals with equity ownership opportunities. Equity awards are made pursuant to our 2021 Plan, which has been approved by our Board and stockholders. The number and value of equity awards granted to our named executive officers is typically determined by the Compensation Committee based on a number of factors, including the executive’s title, role, level of responsibility, and experience.

The 2025 Plan provided, among other things, for the issuance of RSUs and stock options to certain employees, including our named executive officers. Specifically, the 2025 Plan authorized the issuance of an aggregate of 8,744 RSUs to our employees, which were fully vested on the date of grant. The 2025 Plan also authorized the issuance of an aggregate of 15,681 stock options to our employees (the “Stock Options”). The issuance of the Stock Options was conditioned upon stockholder approval of an increase in the number of shares available for issuance under the 2021 Plan, which we obtained at the 2025 Annual Meeting of Stockholders. The Stock Options were immediately vested upon issuance.

In October 2025, in conjunction with the successful completion of a financing transaction, Messrs. Schaffner, Shoun and Heagen, and Ms. Bowin, each received an additional grant of 8,333 RSUs, which were immediately vested upon issuance.

The stock options and RSUs granted to our named executive officers during 2025 are summarized in the table below:

Named Executive Officer	2025 Stock Option Awards (#)	2025 RSU Awards (#)
Paul Shoun	3,856	9,583
Brian Schaffner	3,626	9,583
Shawna Bowin	401	8,697
Carson Heagen	2,747	9,583

Information regarding the grant-date fair value of the stock options and RSUs granted to our named executive officers during 2025 is set forth in the “Summary Compensation Table” above. Mr. Hammer was appointed Chief Executive Officer and Chairman of the Board in October 2025 and was not issued any equity awards.

Other Elements of Compensation

Retirement Plans

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Substantially all employees are eligible to participate. We have the option to make profit-sharing contributions under our 401(k) plan at our discretion. No profit-sharing contributions have been made. The Internal Revenue Code of 1986, as amended (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to our 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees.

Employee Benefits and Perquisites

Health/Welfare Plans

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, which include medical and vision benefits. Our named executive officers are eligible to participate in our employee health and welfare plans on the same basis as all of our other employees.

Tax Gross Ups

In 2025, we made tax gross-up payments to cover a portion of the personal income taxes incurred on the value of RSUs awarded to employees who met certain criteria. In 2024, we did not make any tax gross-up payments on any compensation paid or awards issued to any of our named executive officers.

Perquisites

Consistent with the terms of the Bowin Employment Agreement (as defined below), Ms. Bowin was entitled to reimbursement of tuition and reasonable associated fees and costs, as well as personal income taxes incurred related to such reimbursements. Except as disclosed herein, none of our named executive officers received any perquisites during 2025 or 2024.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding stock options for each of our named executive officers as of December 31, 2025 and reflects the impact of the Reverse Stock Split. There were no unvested RSUs outstanding and held by our named executive officers as of December 31, 2025.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date
Joseph Hammer(2)	—	—		—		—	—
Brian Schaffner	5/2/2022	24	(3)	—		4,032.00	5/2/2032
	5/2/2022	100	(3)	—		4,032.00	5/2/2032
	8/23/2023	34	(4)	7	(4)	5,904.00	8/23/2033
	7/31/2025	3,626	(3)	—		9.228	7/31/2035
Paul Shoun	5/2/2022	24	(3)	—		4,032.00	5/2/2032
	5/2/2022	141	(3)	—		4,032.00	5/2/2032
	8/23/2023	34	(4)	7	(4)	5,904.00	8/23/2033
	7/31/2025	3,856	(3)	—		9.228	7/31/2035
Shawna Bowin	3/11/2024	3	(4)	1	(4)	4,140.00	3/11/2034
	7/31/2025	401	(3)	—		9.228	7/31/2035
Carson Heagen	5/2/2022	24	(3)	—		4,032.00	5/2/2032
	5/2/2022	37	(3)	—		4,032.00	5/2/2032
	8/23/2023	17	(4)	3	(4)	5,904.00	8/23/2033
	7/31/2025	2,747	(3)	—		9.228	7/31/2035

(1)	All of the stock options were granted pursuant to the 2021 Plan.
(2)	Mr. Hammer was appointed Chief Executive Officer and Chairman of the Board in October 2025 and was not issued any equity awards.
(3)	100% of each of these stock options were vested and exercisable immediately upon the grant date.
(4)	These stock options vested in 12 equal quarterly installments commencing on September 30, 2023 such that they were fully vested on June 30, 2026.

Executive Compensation Arrangements

Hammer Employment Agreement

Effective October 16, 2025, Mr. Hammer entered into an employment agreement with the Company in connection with his appointment as Chief Executive Officer and Chairman of the Board (the “Hammer Employment Agreement”). Pursuant to the terms of the Hammer Employment Agreement, Mr. Hammer was an at-will employee after an initial employment term of six months. Mr. Hammer was entitled to an initial annual base salary of $330,000. Mr. Hammer was eligible for an annual cash incentive bonus and equity awards to be granted by our Board or Compensation Committee at its discretion. In addition, Mr. Hammer was entitled to participate in any retirement, paid time off, and health and welfare benefit plans, practices, policies, and arrangements the Company may offer. Mr. Hammer was also entitled to reimbursement for reasonable business and travel expenses incurred in connection with the performance of his duties, including reimbursement of office expenses not to exceed $3,000 per month. Consistent with the Company’s standard non-employee director compensation policy, Mr. Hammer was not eligible to receive compensation for his role on our Board (including as Chairman of the Board) since he was an executive officer.

Effective July 6, 2026, Mr. Hammer voluntarily reduced his annual base salary from $330,000 to $264,000. The Hammer Employment Agreement was not formally amended in connection with the salary reduction.

Hammer Resignation and Separation Agreement

On August 24, 2026, Mr. Hammer resigned as Chief Executive Officer. On the same date, Mr. Hammer and the Company entered into a separation agreement (the “Hammer Separation Agreement”) pursuant to which Mr. Hammer received a lump sum payment of $50,000 and director and officer liability insurance coverage for at least four years following his separation. Under the Hammer Separation Agreement, the Company released Mr. Hammer from claims arising from his service to the Company.

On August 28, 2026, Mr. Hammer resigned as Chairman of the Board.

Schaffner Employment Agreement

Effective January 26, 2023, Mr. Schaffner entered into an amended and restated employment agreement with the Company in connection with his appointment as Chief Executive Officer (the “Schaffner Employment Agreement”). Pursuant to the terms of the Schaffner Employment Agreement, Mr. Schaffner had an initial employment term of one year, which was subject to automatic extension for additional one-year periods unless terminated by the Company or Mr. Schaffner. Mr. Schaffner was initially entitled to a base salary of $270,400 per year. Mr. Schaffner was eligible for an annual cash incentive bonus and equity awards to be granted by our Board or Compensation Committee at its discretion. In addition, Mr. Schaffner was entitled to participate in any retirement, paid time off, and health and welfare benefit plans, practices, policies and arrangements the Company offered. Mr. Schaffner was also entitled to reimbursement for reasonable business and travel expenses incurred in connection with the performance of his duties.

Upon a termination of the Schaffner Employment Agreement by the Company without Cause or a resignation for Good Reason (each as defined in the Schaffner Employment Agreement), Mr. Schaffner was entitled to be paid (a) if terminated prior to April 1, 2023, an amount equal to the remaining unpaid amounts under the initial employment term, (b) continued base salary for one year, (c) an amount equal to his annual target bonus for the year of termination, (d) any earned but unpaid bonuses, and (e) continued medical and dental benefits for up to one year.

Schaffner Resignation and Severance Agreement

On October 16, 2025, in connection with the closing of a financing transaction, Mr. Schaffner resigned as Chief Executive Officer and agreed to provide consulting services to the Company to assist in the orderly transition of his roles and responsibilities.

On the same date, Mr. Schaffner and the Company entered into a severance agreement, consulting agreement, and general release (the “Schaffner Severance Agreement”), pursuant to which Mr. Schaffner (a) agreed to provide consulting services through January 31, 2026, subject to extension upon mutual agreement, (b) received a lump sum severance payment equal to 24 months of his base salary then in effect, and (c) received a grant of 8,333 RSUs, which were vested in full upon issuance. The Schaffner Severance Agreement also provided for the termination of the Schaffner Employment Agreement and no additional payments or benefits were paid under the Schaffner Employment Agreement. The consulting services were terminated on January 31, 2026.

Following the resignation, Mr. Schaffner continued serving as a member of our Board through August 26, 2026, and became eligible to receive compensation consistent with the terms of the Company’s standard non-employee director compensation policy commencing on February 1, 2026.

Shoun Employment Agreement

Effective January 26, 2023, Mr. Shoun entered into an amended and restated employment agreement with the Company in connection with his appointment as President and Chief Operating Officer (the “Shoun Employment Agreement”). Pursuant to the terms of the Shoun Employment Agreement, Mr. Shoun had an initial employment term of one year, which was subject to automatic extension for additional one-year periods unless terminated by the Company or Mr. Shoun. Mr. Shoun was initially entitled to a base salary of $270,400 per year. Mr. Shoun was eligible for an annual cash incentive bonus and equity awards to be granted by our Board or Compensation Committee at its discretion. In addition, Mr. Shoun was entitled to participate in any retirement, paid time off, and health and welfare benefit plans, practices, policies, and arrangements the Company offered. Mr. Shoun was also entitled to reimbursement for reasonable business and travel expenses incurred in connection with the performance of his duties.

Upon a termination of the Shoun Employment Agreement by the Company without Cause or a resignation for Good Reason (each as defined in the Shoun Employment Agreement), Mr. Shoun was entitled to be paid (a) his continued base salary for one year, (b) an amount equal to his annual target bonus for the year of termination, (c) any earned but unpaid bonuses, and (d) continued medical and dental benefits for up to one year.

Shoun Resignation and Severance Agreement

On October 16, 2025, in connection with the closing of a financing transaction, Mr. Shoun resigned as President and Chairman of the Board. Mr. Shoun had previously resigned as Chief Operating Officer in April 2025.

On the same date, Mr. Shoun and the Company entered into a severance agreement and general release (the “Shoun Severance Agreement”), pursuant to which Mr. Shoun received (a) a lump sum severance payment equal to 24 months of his base salary then in effect, and (b) a grant of 8,333 RSUs, which were vested in full upon issuance. The Shoun Severance Agreement also provided for the termination of the Shoun Employment Agreement and no additional payments or benefits were paid under the Shoun Employment Agreement.

Heagen Employment Agreement

Effective April 1, 2025, Mr. Heagen entered into an employment agreement with the Company in connection with his appointment as Chief Operating Officer (the “Heagen Employment Agreement”). Pursuant to the terms of the Heagen Employment Agreement, Mr. Heagen had an initial employment term of one year, which was subject to automatic extension for additional one-year periods unless terminated by the Company or Mr. Heagen. Mr. Heagen was initially entitled to a base salary of $180,000. Mr. Heagen was eligible for an annual cash incentive bonus and equity awards to be granted by our Board or Compensation Committee at its discretion. In addition, Mr. Heagen was entitled to participate in any retirement, paid time off, and health and welfare benefit plans, practices, policies, and arrangements the Company may offer. Mr. Heagen was also entitled to reimbursement for reasonable business and travel expenses incurred in connection with the performance of his duties.

Effective August 1, 2026, Mr. Heagen resigned as Chief Operating Officer.

Bowin Employment Agreement

Effective September 3, 2025, Ms. Bowin entered into an amended and restated employment agreement with the Company in connection with her appointment as Chief Financial Officer (the “Bowin Employment Agreement”). Pursuant to the terms of the Bowin Employment Agreement, Ms. Bowin had an initial employment term of one year, which was subject to automatic extension for additional one-year periods unless terminated by the Company or Ms. Bowin. Ms. Bowin was initially entitled to a base salary of $192,000. Ms. Bowin was eligible for an annual cash incentive bonus and equity awards to be granted by our Board or Compensation Committee at its discretion. In addition, Ms. Bowin was entitled to participate in any retirement, paid time off, and health and welfare benefit plans, practices, policies, and arrangements the Company may offer. Ms. Bowin was also entitled to reimbursement for reasonable business and travel expenses incurred in connection with the performance of her duties, and reimbursement of tuition and reasonable associated fees and costs, as well as personal income taxes incurred related to such reimbursements.

On July 29, 2026, Ms. Bowin provided notice of her resignation as Chief Financial Officer.

Recent Executive Compensation Arrangements

Sellers Employment Agreement

Effective August 24, 2026, Mr. Sellers entered into an employment agreement with us in connection with his appointment as President and Chief Executive Officer (the “Sellers Employment Agreement”). Pursuant to the terms of the Sellers Employment Agreement, Mr. Sellers is an at-will employee and entitled to an initial base salary of $285,000, which will automatically increase to $315,000 upon the timely submission of our Annual Report on Form 10-K for the year ending December 31, 2026 (the “2026 Annual Report”), and will further increase to $400,000 upon a wellbore within the AMI achieving a specified minimum production test rate. For additional information regarding the AMI, see the section of this proxy entitled “Related-Person Transactions—Cynergy Exploration Agreement and ORRI” and “—Cynergy Consulting Agreement.”

Mr. Sellers is eligible for an annual cash incentive bonus with a target amount equal to 75% of his base salary, to be paid based performance objectives established annually by our Board or the Compensation Committee. The Sellers Employment Agreement also provides that, upon any Sale Transaction (as defined in the Sellers Employment Agreement), Mr. Sellers will be entitled to a cash transaction bonus calculated based on the value of the cash consideration actually received by the Company in the Sale Transaction (the “Company Transaction Bonus”), with the bonus amount calculated based on a tiered approach with payments ranging from 5% to 2% of the Sale Transaction as the value increases. Mr. Sellers will remain eligible for the Company Transaction Bonus if his employment is terminated by the Company without Cause or he resigns for Good Reason (each as defined in the Sellers Employment Agreement) within 12 months prior to the closing of a Sale Transaction, subject to certain conditions.

In addition, Mr. Sellers is entitled to participate in any retirement, paid time off, and health and welfare benefit plans, practices, policies and arrangements the Company may offer. Mr. Sellers is also entitled to reimbursement for reasonable expenses incurred in connection with the performance of his duties not to exceed $2,500 per month.

If Mr. Sellers’ employment is terminated by the Company without Cause or he resigns for Good Reason, he will be entitled to receive (i) 12 months of continued base salary, (ii) any annual incentive bonus earned but unpaid, (iii) any Company Transaction Bonus earned, but unpaid, and any Company Transaction Bonus on any Sale Transaction that occurs within the 12 months following the date of termination, subject to certain conditions, and (iv) continued medical and dental coverage under COBRA for up to 12 months, in each case subject to his execution of a release of claims in favor of the Company and his continued compliance with the restrictive covenants described below.

Winspear Employment Agreement

Effective August 25, 2026, Mr. Winspear entered into an employment agreement with the Company in connection with his appointment as Chief Financial Officer (the “Winspear Employment Agreement”). Pursuant to the terms of the Winspear Employment Agreement, Mr. Winspear has an initial one-year employment term, which renews annually for subsequent one-year terms. Mr. Winspear is entitled to an annual base salary of $285,000, which will automatically increase to $300,000 upon the timely submission of our 2026 Annual Report. Mr. Winspear is eligible for an annual cash incentive bonus based on performance objectives established annually by our Board or Compensation Committee.

In addition, Mr. Winspear is entitled to participate in any retirement, paid time off, and health and welfare benefit plans, practices, policies and arrangements the Company may offer. Mr. Winspear is also entitled to reimbursement for reasonable business and travel expenses incurred in connection with the performance of his duties.

If Mr. Winspear’s employment is terminated by the Company without Cause or he resigns for Good Reason (in each case as defined in the Winspear Employment Agreement), he will be entitled to receive (i) 12 months of continued base salary, (ii) any annual cash incentive bonus earned but unpaid, (iii) an amount equal to the target cash incentive bonus for the year of termination, and (iv) continued medical and dental coverage under COBRA for up to 12 months, in each case subject to his execution of a release of claims in favor of the Company and his continued compliance with the restrictive covenants described in the Winspear Employment Agreement.

Policies and Practices Related to the Grant of Certain Equity Awards

Historically, we have granted stock options and RSUs to our employees, executive officers, and non-employee directors pursuant to the terms of the 2021 Plan. We do not have any formal policy that requires us to grant, or avoid granting, stock options or RSUs on particular dates. The grant of equity awards pursuant to the 2021 Plan is discretionary and such awards are periodically granted to our named executive officers upon approval of the Compensation Committee.

We do not schedule the grant of equity awards in anticipation of the release of material nonpublic information (“MNPI”), nor do we time the release of MNPI based on actual or anticipated equity grant dates. Furthermore, we do not time the disclosure of MNPI for the purpose of affecting the value of executive compensation.

Our Compensation Committee did not take MNPI into account when determining the timing and terms of equity awards granted in 2025. During 2025, no grants were made to any of our named executive officers in the period beginning four business days before (a) the filing of a Quarterly Report on Form 10-Q or Annual Report on Form 10-K, or (b) the filing or furnishing of a Form 8-K that discloses MNPI, and ending one business day after the filing or furnishing of any such report.

Director Compensation

Prior Director Compensation Program

Under our prior Non-Employee Director Compensation program, which was applicable for 2025, each non-employee director was initially entitled to receive an annual director fee of $50,000 paid in cash for service on our Board. In addition, if the director served as the chairperson of a committee of our Board, the director received additional annual fees paid in cash as follows:

●	chairperson of our Audit Committee, $20,000;

●	chairperson of our Compensation Committee, $15,000; and

●	chairperson of our Nominating and Governance Committee, $10,000.

Director fees were paid in quarterly installments on the first business day of each calendar quarter and prorated for any portion of a quarter that a director was not serving as a non-employee director or a chairperson of a committee of our Board.

No additional fees were paid for service as a member of any committee of our Board, or for attendance at Board or committee meetings.

Directors were also eligible to be reimbursed for out-of-pocket expenses reasonably incurred by them in connection with service provided to our Board.

In April 2025, our Board approved grants to each of our non-employee directors consisting of stock options to purchase 417 shares and 417 RSUs under the 2021 Plan. The equity grants were contingent upon stockholder approval of an increase in the number of shares available for issuance under the 2021 Plan. The equity grants were issued in July 2025, and were fully vested on the date of grant.

In September 2025, we paid $60,000 in cash to each non-employee director in lieu of issuing additional equity awards to the directors in 2025. In addition, in September 2025, we paid an additional $60,000 in cash to each non-employee director in lieu of issuing equity awards for services provided in 2024.

Information regarding the compensation paid to or earned by our non-employee directors during 2025 is set forth in the 2025 Director Compensation table below. Messrs. Hammer, Schaffner, and Shoun each served on our Board during 2025, but have not been included in the table because they did not receive any additional compensation for their service on our Board. Information regarding the compensation paid to these named executive officers is included in the Summary Compensation Table, the Outstanding Equity Awards at Fiscal Year-End Table, and the associated narrative disclosures above.

2025 Director Compensation Table

The following table sets forth all compensation paid to our non-employee directors during the year ended December 31, 2025 and reflects the impact of the Reverse Stock Split. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our directors.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	RSU Awards ($)(3)	Total ($)
Scott Burell(4)	22,717	—	60,000	82,717
George Lefevre	180,000	4,665	5,850	190,515
Tien Q. Nguyen(5)	185,000	4,665	5,850	195,515
Brian Schaffner(6)	—	—	—	—
Steven M. Shum	190,000	4,665	5,850	200,515

(1)	For those directors that served throughout 2025, the amounts include $60,000 of fees paid in cash in lieu of issuing additional equity awards to the directors in 2025. For those directors that served during 2024, the amounts include an additional $60,000 of fees paid in cash earned for services rendered during 2024, but which were not paid until 2025.
(2)	Amounts reflect the grant-date fair value of stock options granted during the applicable year computed in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate the value of stock options granted to our named executive officers in Note 9 to our audited financial statements included in the Annual Report, which is incorporated herein by reference.
(3)	Amounts reflect the grant-date fair value of RSUs granted during the applicable year computed in accordance with ASC Topic 718.
(4)	Mr. Burell was appointed a member of our Board in October 2025 and his fees were prorated accordingly.
(5)	Effective August 26, 2026, Mr. Nguyen resigned from our Board.
(6)	Mr. Schaffner was paid consulting fees by the Company from the date of his resignation as Chief Executive Officer until the consulting services ended, and no fees were paid for Board service during that time. Mr. Schaffner became eligible to receive compensation consistent with the terms of the Company’s non-employee director compensation policy commencing on February 1, 2026. Effective August 26, 2026, Mr. Schaffner resigned from our Board.

Equity Awards Held by Directors

The following table sets forth the aggregate number of stock options and RSUs held as of December 31, 2025 by each non-employee director who served during the year ended December 31, 2025 and reflects the impact of the Reverse Stock Split.

Name	Aggregate Number of Stock Options (#)	Aggregate Number of RSUs (#)
Scott Burell	—	3,333
George Lefevre	441	416
Tien Q. Nguyen	416	416
Steven M. Shum	449	416

Messrs. Hammer, Schaffner and Shoun have been excluded from the table since they were each named executive officers for 2025. Information regarding their respective ownership of stock options and RSUs as of December 31, 2025 is set forth in the section titled, “Outstanding Equity Awards at Fiscal Year-End” above.

New Director Compensation Program

In October 2025, our Board approved a Non-Employee Director Compensation Policy, which was subsequently amended and restated on August 28, 2026, that is applicable to compensation paid to our non-employe directors for 2026 and until such time as it is revised or rescinded by our Board (the “New Director Compensation Program”).

Under the New Director Compensation Program, each non-employee director will receive an annual cash retainer of $88,000 for service on our Board. The chairperson of our Board will receive an additional annual cash retainer of $64,000 paid in cash, provided that the chairperson is a non-employee director. In addition, if the non-employee director serves as the chairperson of a committee of our Board, the director receives additional annual fees paid in cash as follows:

●	chairperson of our Audit Committee, $16,000;

●	chairperson of our Compensation Committee, $12,000; and

●	chairperson of our Nominating and Governance Committee, $8,000.

The cash retainers described above will be paid by the Company on a quarterly basis in arrears within five calendar days of the end of the particular calendar quarter, and will be prorated for any portion of the period that a director is not serving as a non-employee director, or as chairperson of our Board or of a committee of our Board.

No additional fees will be paid for service as a member of any committee of our Board, or for attendance at Board or committee meetings.

Directors will also be eligible to be reimbursed for out-of-pocket expenses reasonably incurred by them in connection with service provided to our Board.

The New Non-Employee Director Compensation Policy provides for annual awards of RSUs with a value of $60,000 to be granted on the day of each annual meeting to any non-employee director who serves on our Board as of the date of such annual meeting and will continue to serve as a non-employee director immediately following such meeting, with the number of shares of common stock underlying the RSUs determined based on the average closing price of our Common Stock for the five trading days immediately preceding the date of such annual meeting.

The New Non-Employee Director Compensation Policy also provides for an initial award of RSUs with a value $60,000 to be granted to a new director upon the date of his or her election or appointment to our Board, with the number of shares of our Common Stock underlying the RSUs determined based on the average closing price of the common stock for the five trading days immediately preceding the date of such election or appointment, provided that to the extent a non-employee director is initially elected on a date that is within three months of the date on which the first annual meeting following such election is held, such non-employee director shall not be entitled to receive the initial award and shall instead be entitled to the annual award.

Ownership of Equity Securities of the Company

Securities Authorized for Issuance Under Equity Compensation Plans

In conjunction with our initial public offering, we adopted the 2021 Incentive Award Plan (the “2021 Plan”) and our 2021 Employee Stock Purchase Plan (the “2021 ESPP”). The following table summarizes equity compensation plan information for the 2021 Plan and the 2021 ESPP as of December 31, 2025 and reflects the impact of the Reverse Stock Split.

	Number of Securities to be Issued Upon Exercise of Outstanding Options(1)	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance(2)
Plan Category	(#)	($)	(#)
Equity compensation plans approved by stockholders	17,858	241.41	8,158
Equity compensation plans not approved by stockholders	N/A	N/A	N/A
Total	17,858	241.41	8,158

(1)	There are no stock appreciation rights outstanding pursuant to the 2021 Plan and 2021 ESPP. In addition, there are no outstanding warrants to purchase shares of our common stock issued pursuant to our equity compensation plans.

(2)	This amount reflects the shares reserved for issuance under our 2021 Plan and 2021 ESPP less the number of shares reported in the first column. The 2021 Plan contains an “evergreen” provision, such that the number of shares reserved for issuance under the plan automatically increases on an annual basis in an amount equal to (i) 5% of the aggregate number of shares of our common stock outstanding as of December 31 of each year, or (ii) a lesser number of shares as determined by our Board.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of September 2, 2026 as to: (1) each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock; (2) each of our named executive officers; (3) each of our directors; and (4) all current directors and executive officers as a group, as of September 2, 2026.

We believe, based on information provided to us, that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, unless noted otherwise. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Expion Energy, Inc., 2025 SW Deerhound Avenue, Redmond, OR 97756.

Beneficial ownership is determined in accordance with SEC rules and includes any shares as to which a person has sole or shared voting power or investment power with respect to securities. All shares of common stock subject to options or warrants exercisable within 60 days of September 2, 2026, are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above and information included in footnotes (1), (2) and (3) to the table below, percentage ownership of outstanding shares is based upon 1,012,498 shares of our Common Stock outstanding as of September 2, 2026.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders:
Five Narrow Lane LP(1)	112,374	9.99%
L1 Capital Global Opportunities Master Fund, Ltd.(2)	109,997	9.99%
Palladium Holdings LLC(3)	112,374	9.99%
Named Executive Officers:
Kevin Sellers (Chief Executive Officer, President, and Director)	—	*
Robert Winspear (Chief Financial Officer)	—	*
Joseph Hammer (Former Chief Executive Officer and Chairman of the Board)(4)	112,374	9.99%
Brian Schaffner (Former Chief Executive Officer)(5)	3,791	*
Paul Shoun (Former President, Chief Operating Officer, and Chairman of the Board)	—	*
Shawna Bowin (Former Chief Financial Officer)(6)	19,615	1.90%
Carson Heagen (Former Chief Operating Officer)(7)	12,411	1.22%
Directors:
Scott Burell (Chairman of the Board)(8)	8,333	*
Marc Jarvis (Independent Director)	—	*
George Lefevre (Independent Director)(9)	5,868	*
Steven M. Shum (Independent Director)(10)	5,876	*
Current directors and executive officers as a group (seven persons)(11)	39,692	3.9%

*	Less than 1%.

(1)	The information is based solely on a Schedule 13D filed by the stockholder on August 28, 2026. The number of shares represents the maximum amount of shares that the stockholder can beneficially own under a contractually stipulated 9.99% ownership restriction. The full conversion and/or exercise of the securities beneficially owned by the stockholder would exceed this restriction. The securities are directly held of record by Five Narrow Lane LP ("FNL"), except that Five Narrow Lane General Partner, LLC, the General Partner of FNL, may be deemed to have sole voting and dispositive power over the securities, and Joseph Hammer and Arie Rabinowitz may be deemed to have shared voting and dispositive power over the securities. The address of FNL is 510 Madison Avenue, Suite 1401, New York, NY 10022.

(2)	The number of shares represents the maximum amount of shares that the stockholder can beneficially own under a contractually stipulated 9.99% ownership restriction. The full conversion and/or exercise of the securities beneficially owned by the stockholder would exceed this restriction. The address of L1 Capital Global Opportunities Master Fund, Ltd. is 161A Shedden Road, 1 Artillery Court, PO Box 10085, Grand Cayman, Cayman Islands KY1-1001.

(3)	The number of shares represents the maximum amount of shares that the stockholder can beneficially own under a contractually stipulated 9.99% ownership restriction. The full conversion and/or exercise of the securities beneficially owned by the stockholder would exceed this restriction. The address of Palladium Holdings LLC is 152 West 57th Street, Floor 24, New York, NY 10019.

(4)	Includes shares of common stock Mr. Hammer indirectly beneficially owns as described in footnote 1 to this table.

(5)	Includes 3,791 shares of common stock which Mr. Schaffner . has the right to acquire upon the exercise of stock options exercisable within 60 days of September 2, 2026. Mr. Schaffner does not directly own any shares of common stock.

(6)	Includes (i) 19,211 shares of common stock owned directly by Ms. Bowin, and (ii) 404 shares of common stock which Ms. Bowin has the right to acquire upon the exercise of stock options exercisable within 60 days of September 2, 2026.

(7)	Includes (i) 9,583 shares of common stock owned directly by Mr. Heagen, and (ii) 2,828 shares of common stock which Mr. Heagen has the right to acquire upon the exercise of stock options exercisable within 60 days of September 2, 2026.

(8)	Includes (i) 5,000 shares of common stock owned directly by Mr. Burell, and (ii) 3,333 shares of common stock which Mr. Burell has the right to acquire upon the vesting and settlement of RSUs within 60 days of September 2, 2026.

(9)	Includes (i) 5,427 shares of common stock owned directly by Mr. Lefevre, and (ii) 441 shares of common stock which Mr. Lefevre has the right to acquire upon the exercise of stock options exercisable within 60 days of September 2, 2026.

(10)	Includes (i) 5,427 shares of common stock owned directly by Mr. Shum, and (ii) 449 shares of common stock which Mr. Shum has the right to acquire upon the exercise of stock options exercisable within 60 days of September 2, 2026.

(11)	Includes current directors and current executive officers.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board consists of five directors, and each director’s term expires at each annual meeting of stockholders. Below is a list of the names, ages, and positions of the individuals our Board has nominated for re-election at the Annual Meeting:

Name	Age	Director Since	Position	Committee Membership(1)
Scott Burell	61	2025	Chairman of the Board	(A*) (C) (N)
Kevin Sellers	54	2026	President, Chief Executive Officer and Director
Marc Jarvis	70	2026	Director
George Lefevre	59	2022	Director	(A) (C) (N*)
Steven M. Shum	55	2022	Director	(A) (C*) (N)
(1)	Committee Membership Key:

(A) = Audit Committee Member

(C) = Compensation Committee Member

(N) = Nominating and Corporate Governance Committee Member

* = Committee Chair

If elected at the Annual Meeting, Messrs. Burell, Sellers, Jarvis, Lefevre, and Shum will serve until our annual meeting to be held in 2027 (the “2027 Annual Meeting”), or until their respective successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal.

Pursuant to our Bylaws, only our Board may fill any vacancies on our Board, any director appointed to fill a vacancy will serve until the next annual meeting of stockholders. Each director’s term continues until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. Between annual meetings, our Board may appoint additional directors, provided that the total number of directors appointed by our Board since the last annual meeting at which directors were elected does not exceed half the number of directors fixed at that meeting.

Director Nominees for Election at the Annual Meeting

Set forth below is biographical information for each director nominee and a summary of the specific qualifications, attributes, skills and experiences that led our Board to conclude that each nominee should serve on our Board. Each of our director nominees meet the qualifications and skills as identified by our Board.

Scott Burell – Chairman of the Board and Independent Director. Mr. Burell has served as a member of our Board since October 2025. Mr. Burell is a seasoned healthcare finance executive with over two decades of experience leading public life sciences companies through complex transactions and growth phases. Mr. Burell previously served as the Chief Financial Officer of Trailblazer Merger Corporation I (Nasdaq: TBMC) from April 2022 to March 2026. Mr. Burell currently serves as Chief Financial Officer of AIVITA Biomedical, Inc. (“AIVITA”), a personalized vaccine company, a position he has held since 2018. Prior to joining AIVITA, from 2006 to 2017, Mr. Burell served as Chief Financial Officer of CombiMatrix Corporation (Nasdaq: CBMX) through its successful acquisition by Invitae Corporation (NYSE: NVTA) in 2017. He has a proven track record in leading public and private debt and equity financing transactions, corporate reorganizations, and complex merger and acquisition activities. Mr. Burell has also served on several Boards of Directors, including Microbot Medical, Inc. (Nasdaq: MBOT), a medical device company specializing in the researching, designing, developing and commercializing of transformational micro-robotics medical technologies, since December 2016, where he also serves as chair of the audit committee. He also previously served on the board of directors of DIH Holding US, Inc., (Nasdaq: DHAI), a global provider of advanced robotic devices used in physical rehabilitation, from August 2025 to February 2026. He holds a Bachelor of Science in Accounting and Business Finance from Central Washington University and is a certified public accountant (currently inactive). We believe Mr. Burell is qualified to serve on our Board because of his extensive experience serving in leadership roles at publicly traded companies.

Kevin Sellers – President, Chief Executive Officer and Director. Mr. Sellers was appointed as President, Chief Executive Officer and a member of our Board, effective August 24, 2026. Mr. Sellers has served as the Founder and Managing Member of Cynergy, a boutique investment banking firm based in Central Texas that specializes in upstream and midstream oil and gas transactions since 2009. Under his leadership, Cynergy has been a party to more than $5.0 billion in closed or advised transactions, and built Cynergy into a trusted advisor known for combining deep owner-operator experience with sophisticated capital markets expertise. Prior to founding Cynergy, Mr. Sellers co-founded and served as Managing Partner of KMR Capital, LLC, a boutique energy-focused investment bank, from 2003 to 2009, where he completed multiple debt and equity raises and helped launch three independent exploration and production companies. Concurrently, he co-founded and operated the Spyglass exploration and production partnerships, including Spyglass Cedar Creek LP, where he directed operations across 130,000 acres in the Rockies, raised equity and debt capital, and structured joint ventures. Mr. Sellers holds FINRA Series 7, 63, and 67 licenses and is a graduate of Texas State University. We believe Mr. Sellers is qualified to serve on our Board because of his extensive investment banking, financial and operational experience in the oil and gas industry.

Marc Jarvis – Director. Mr. Jarvis brings more than four decades of executive, management and technical expertise within the oil and gas industry. Mr. Jarvis is a Partner at Cynergy, a consulting firm providing transaction and investment banking services to clients in the oil and gas industry since 2009. Prior to joining Cynergy in 2020, Mr. Jarvis served as the Executive Vice President, Exploration & Production, of Falcon V, LLC, a New Orleans-based private equity backed oil and gas company focused on Deep Tuscaloosa assets, from 2016 to 2019. From 2011 to 2015, Mr. Jarvis served as Senior Vice President, Engineering, and later Executive Vice President, Exploration & Production, of Summit Discovery Resources LLC, a wholly owned subsidiary of Sumitomo Corporation of Japan, where he was responsible for managing operations, reservoir engineering and geologic departments overseeing an asset base valued at over $1.8 billion and consisting of 730,000 gross acres. From 2005 to 2011, Mr. Jarvis was the Owner and Manager of Skyline Oil & Gas LLC, a Houston-based exploration and development company that originated joint ventures and service contracts. From 1999 to 2005, Mr. Jarvis served as Director of Engineering & Corporate Planning and Director of Acquisitions at Penn Virginia Oil & Gas Corporation, playing a key role in expanding the Gulf Coast Division, executing over $160 million in acquisitions. Mr. Jarvis holds an A.S. and B.S. in Petroleum Engineering Technology from Oklahoma State University. We believe Mr. Jarvis is qualified to serve on our Board because of his extensive investment banking, financial and operational experience in the oil and gas industry.

George Lefevre – Independent Director. Mr. Lefevre has served as a member of our Board since March 2022. He is a business consultant focused on business development and structural guidance for companies. From 2009 through 2020, Mr. Lefevre was the founder of HAPA Capital, LLC, a consulting firm specializing in biotechnology and frontier technology. From 2014 through 2015, Mr. Lefevre was the Chief Executive Officer of a startup company that completed a change in management effective June 26, 2014, and expanded into the hemp and cannabidiol industry. From 1991 to 1998, Mr. Lefevre directly invested in and managed investment portfolios. He was also the President of GL Investment Group, a regional investment bank in Southern California, where he was directly responsible for providing in excess of $500 million in funding to biotechnology and high-tech companies. Mr. Lefevre holds a Bachelor of Science in Business Administration, majoring in Finance from California State University, Long Beach. We believe Mr. Lefevre is qualified to serve on our Board because of his leadership experience and extensive investment experience.

Steven M. Shum – Independent Director. Mr. Shum has served as a member of our Board since March 2022. Since October 2019, Mr. Shum has served as the Chief Executive Officer and, since October 2017, as a member of the board of directors, of INVO Fertility, Inc. (Nasdaq: IVF), a healthcare services company focused on fertility treatment. Previously, Mr. Shum served as the Interim Chief Executive Officer from May 2019 to October 2019 and Chief Financial Officer of Eastside Distilling, Inc. (“Eastside”) (Nasdaq: EAST) from October 2015 to August 2019. Prior to joining Eastside, Mr. Shum served as a member of the board of directors of XZERES Corp., a publicly traded global renewable energy company, from October 2008 until April 2015, and held various executive officer roles, including Chief Operating Officer from September 2014 to April 2015, Chief Financial Officer, Principal Accounting Officer and Secretary from April 2010 to September 2014, and Chief Executive Officer and President from October 2008 to August 2010. Mr. Shum currently serves as the Managing Principal of Core Fund Management, LP and the Fund Manager of Core Fund, LP, as well as a member of the board of directors of CalEthos Inc. (OTC: GEDC). He was a founder of Revere Data LLC (acquired by Factset Research Systems, Inc. (NYSE: FDS)) and served as its Executive Vice President, where he led product development efforts and contributed to operations, business development, and sales. He spent six years as an investment research analyst and portfolio manager of D.N.B. Capital Management, Inc. His previous employers include Red Chip Review and Laughlin Group of Companies. He holds a Bachelor of Science in Finance and General Management from Portland State University. We believe Mr. Shum is qualified to serve on our Board because of his extensive experience serving in leadership roles at publicly traded companies.

Vote Required

With respect to this Proposal No. 1, you may vote FOR all director nominees, WITHHOLD your vote as to all director nominees, or FOR all director nominees except those specific nominees from whom you WITHHOLD your vote. The five director nominees receiving the most FOR votes will be elected. A properly executed proxy marked WITHHOLD with respect to the election of one or more director nominees will not be voted with respect to the director or directors indicated. This proposal is considered a “non-routine” matter. A bank, broker, dealer, or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE FIVE DIRECTOR NOMINEES NAMED ABOVE.

PROXIES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES

UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF M&K CPAS, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026

Our Audit Committee has appointed M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm for the year ending December 31, 2026, and our Board has directed that management submit this selection for ratification by the stockholders at the Annual Meeting. M&K served as our independent registered public accounting firm and audited our financial statements for the years ended December 31, 2025 and 2024. Our Audit Committee periodically considers whether there should be a rotation of our independent registered public accounting firm. The members of our Audit Committee believe that the continued retention of M&K as our independent registered public accounting firm is in the best interests of the Company.

Stockholder ratification of the appointment of M&K as our independent registered public accounting firm is not required. Our Board is submitting the selection of M&K to the stockholders for ratification because we believe it is a matter of good corporate governance practice. If our stockholders fail to ratify the appointment, our Audit Committee will reconsider whether or not to retain M&K, but still may retain them. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if our Audit Committee determines that such a change would be in our best interests and that of our stockholders.

Representatives of M&K are expected to attend the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders. Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories, are as follows:

	Year Ended December 31,
	2025	2024
Audit Fees	$135,842	$122,074
Audit-Related Fees	-	-
Tax Fees	4,500	4,500
All Other Fees	-	-
Total Fees	$140,342	$122,074

Audit fees consisted of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our Quarterly Reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements and services associated with the issuance of comfort letters and the issuance of consents on registration statements, including in connection with our initial public offering.

Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. There were no audit-related fees for the years ended December 31, 2025 and 2024.

Tax fees include fees for tax compliance, tax advice, and tax planning. Tax fees for the years ended December 31, 2025 and 2024 are incurred for services rendered by M&K.

There were no fees for services rendered by M&K incurred during the years ended December 31, 2025 and 2024 other than those disclosed above.

Audit Committee Pre-Approval Policy and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firm.

Vote Required

This Proposal No. 2 will be approved if the number of votes cast “FOR” the ratification of the appointment of M&K as our independent registered public accounting firm exceeds the number of votes cast “AGAINST” the matter. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 2. This proposal is considered a “routine” matter. Because a bank, broker, dealer, or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes in connection with this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF M&K AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROXIES WILL BE VOTED “FOR” RATIFICATION UNLESS OTHERWISE SPECIFIED.

AUDIT COMMITTEE REPORT

Our Audit Committee is responsible for the appointment of the independent registered public accounting firm for each fiscal year and confirming the independence of the independent registered public accounting firm. It is also responsible for: reviewing and approving the scope of the planned audit, the results of the audit and the independent registered public accounting firm’s compensation for performing such audit; reviewing the Company’s audited financial statements; and reviewing and approving the Company’s internal accounting controls and disclosure procedures.

The Company’s independent registered public accounting firm is responsible for auditing the financial statements. The activities of our Audit Committee are in no way designed to supersede or to alter those traditional responsibilities. Our Audit Committee’s role does not provide any special assurances with regard to the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firm.

In connection with the audit of the Company’s financial statements for the year ended December 31, 2025, our Audit Committee met with representatives from M&K, the Company’s independent registered public accounting firm, and the Company’s internal auditors. Our Audit Committee reviewed and discussed with M&K and the Company’s internal auditors, the Company’s financial management and financial structure, as well as the matters relating to the audit required by the Public Company Accounting Oversight Board Auditing Standard (“PCAOB”) and the SEC.

Our Audit Committee and M&K also discussed M&K’s independence. Our Audit Committee has received from M&K the written disclosures and the letter regarding M&K’s independence required by PCAOB Rule 3526.

In addition, our Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2025, as well as management’s assessment of internal controls over financial reporting.

Based upon the review and discussions described above, our Audit Committee recommended to our Board, and our Board approved, that the Company’s financial statements audited by M&K, as well as management’s assessment of the Company’s internal controls over financial reporting be included in the Company’s Annual Report.

AUDIT COMMITTEE

Scott Burell, Chair

George Lefevre

Steven M. Shum

PROPOSAL NO. 3

TO APPROVE A CERTIFICATE OF DESIGNATION FOR THE CREATION, DESIGNATION AND ISSUANCE OF SERIES A-1 8% CONVERTIBLE PREFERRED STOCK

General

Our Board has approved and declared advisable, and is recommending that our stockholders approve, a proposed certificate of designation as an amendment to our Articles of Incorporation, in the form attached hereto as Appendix A (the “Certificate of Designation”), for the creation, designation and issuance of Series A-1 8% Convertible Preferred Stock (the “Series A-1 Preferred Stock”) to fulfill our obligations under our previously announced private placement of convertible debentures and warrants (the “Series A-1 Designation”). The Series A-1 Preferred Stock will consist of 9,000 shares of preferred stock.

On August 21, 2026, we entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”) providing for the issuance and sale to the Purchasers of: (i) 8% Convertible Debentures Due August 21, 2029 (the “Convertible Debentures”) in the aggregate principal amount of $9,000,000, which may become convertible into 9,000 shares of Series A-1 Preferred Stock, and (ii) Common Stock Purchase Warrants (the “Warrants”) to purchase shares of the Common Stock (the “Private Placement”). Subject to receiving stockholder approval of the Series A-1 Designation pursuant to this Proposal No. 3, receiving stockholder approval of Proposal No. 5, and the filing of the Certificate of Designation with the Nevada Secretary of State, the Convertible Debentures will automatically convert into the Series A-1 Preferred Stock. The Series A-1 Preferred Stock may subsequently be converted into shares of Common Stock on the terms set forth in the Certificate of Designation.

Our primary objectives in seeking approval of this Proposal No. 3 are to fulfill our obligations under the Private Placement and provide for the conversion of the Convertible Debentures as described in more detail below.

If Proposal No. 7 relating to the creation of “blank check” preferred stock is approved by our stockholders, the Series A-1 Preferred Stock will be created by our Board (without any further action of our stockholders) using a portion of the blank check preferred stock approved pursuant to that proposal regardless of whether our stockholders approve this Proposal No. 3. The creation of the blank check preferred stock, however, is not a condition to the creation of the Series A-1 8% Convertible Preferred Stock if our stockholders approve this Proposal No. 3.

Series A-1 Preferred Stock

The following is a summary of the terms of the Series A-1 Preferred Stock. The summary is not intended to be complete and should be read together with the Certificate of Designation, which is attached to this proxy statement as Appendix A and incorporated herein by this reference.

Ranking. The Series A-1 Preferred Stock ranks senior to all shares of Common Stock of the Company, as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, and will rank pari passu with any other series of preferred stock issued pursuant to the Securities Purchase Agreement.

Conversion. The stated value of the Series A-1 Preferred Stock is $1,000 per share, subject to increase as described below (the “Stated Value”). Each share of Series A-1 Preferred Stock will be convertible, at any time and from time to time, from and after the original issue date (the “Original Issue Date”) at the option of the holder thereof, into that number of shares of Common Stock (subject to the Beneficial Ownership Limitation and the Exchange Cap, each as defined in Proposal No. 5) determined by dividing the Stated Value of such share of Series A-1 Preferred Stock by the applicable conversion price thereof. The initial conversion price for the Series A-1 Preferred Stock is $4.25, which is equal to 105% of the average of the daily volume weighted average prices for the five trading days prior to August 21, 2026, and is subject to adjustment as described in the Certificate of Designation, including in the event of dilutive issuances (subject to certain exceptions). There is no mandatory conversion, repurchase or redemption right by us with respect to the Series A-1 Preferred Stock, nor is there any restriction on the repurchase or redemption of the Series A-1 Preferred Stock by us.

Subsequent Equity Sales. Subject to certain exemptions, if we sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue, any Common Stock or Common Stock equivalents at an effective price per share that is lower than the then applicable conversion price of the Series A-1 Preferred Stock, then such conversion price will be reduced to equal the lower price of such dilutive issuance, but in no event lower than $0.72 (subject to adjustment for reverse and forward stock splits, recapitalizations, and similar transactions, the “Floor Price”). If we receive a conversion notice with respect to Series A-1 Preferred Stock when the applicable conversion price then in effect (without regard to the Floor Price) is lower than the Floor Price then in effect (such amount, the “Applicable Conversion Price”), then we shall, in our sole discretion, either (i) reduce the Floor Price to the Applicable Conversion Price and allow such conversion to be made at the Applicable Conversion Price, or (ii) issue a number of shares of Common Stock equal to the Stated Value of the Series A-1 Preferred Stock to be converted divided by the Floor Price (without adjusting to the Applicable Conversion Price) and either (A) pay the economic difference in cash or (B) add the economic difference to the Stated Value of the holder’s shares of Series A-1 Preferred Stock that remain unconverted following such conversion. For this purpose, the economic difference shall equal (X) the number of shares of Common Stock that would have been delivered upon conversion of the Stated Value of the Series A-1 Preferred Stock to be converted at the Applicable Conversion Price, minus (Y) the number of shares of Common Stock actually delivered upon conversion of the Stated Value of the Series A-1 Preferred Stock to be converted at the Floor Price, multiplied by (Z) the lower of (1) the daily volume weighted average price of the Common Stock on the conversion date, and (2) the Applicable Conversion Price. This adjustment provision only applies to the Series A-1 Preferred Stock and will not apply to any series of preferred stock issued pursuant to the Securities Purchase Agreement.

Dividends. The Series A-1 Preferred Stock bears cumulative dividends that accrue at a per annum rate of 8%, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first anniversary of the Original Issue Date and on each Conversion Date (as defined in the Certificate of Designation) thereafter, payable in cash, or at our option, in duly authorized, validly issued, fully paid and non-assessable registered shares of Common Stock, or a combination thereof, at a dividend conversion rate equal to the lesser of (a) $4.25, which is the initial Conversion Price, or (b) 90% of the arithmetic average of the three lowest daily volume weighted average prices during the five (5) trading days prior to the applicable dividend payment date, provided that the dividend conversion rate shall not be less than the Floor Price. Payment of dividends in shares of Common Stock is subject to satisfaction of certain equity conditions as described in the Certificate of Designation.

Voting Rights; Consent Rights. The Series A-1 Preferred Stock has no voting rights, except as provided in the Certificate of Designation or required by law. However, as long as at least 2,250 shares of Series A-1 Preferred Stock are outstanding, we may not, without the prior written consent of the holders of at least 50.1% in Stated Value of the then outstanding shares of Series A-1 Preferred Stock, (a) other than permitted indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness; (b) other than permitted liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of our property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; (c) amend our charter documents, including, without limitation, our Articles of Incorporation and Bylaws, in any manner that materially and adversely affects any rights of the holders of Series A-1 Preferred Stock, including authorizing or creating any class of capital stock ranking as to dividends, redemption or distribution of assets upon a liquidation senior to, or pari passu with, the Series A-1 Preferred Stock; (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of our Common Stock, Common Stock equivalents or junior securities, other than as permitted or required under the Private Placement or repurchases of Common Stock or Common Stock equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors for so long as the Series A-1 Preferred Stock is outstanding; (e) pay cash dividends or distributions on junior securities; (f) enter into any transaction with any affiliate of the Company which would be required to be disclosed in any public filing with the SEC (as determined by counsel to the Company), unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for Board approval); (g) sell, lease, license, assign, transfer, spin-off, split-off, convey or otherwise dispose of any assets or rights of the Company owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company in the ordinary course of business consistent with its past practice, (ii) sales of inventory and products in the ordinary course of business, and (iii) sales of unwanted or obsolete assets; or (h) enter into any agreement with respect to any of the foregoing. In addition, as long as any shares of Series A-1 Preferred Stock are outstanding, we may not redeem, repurchase or otherwise acquire any junior securities, or pay or declare any dividend or make any distribution on any junior securities as long as any dividends due on the Series A-1 Preferred Stock remain unpaid. Except as otherwise provided in the Certificate of Designation, any of the powers, designations, preferences, rights and other terms of the Series A-1 Preferred Stock may be waived on behalf of all holders of Series A-1 Preferred Stock by the affirmative vote or written consent of the holders of at least 50.1% in Stated Value of the then outstanding shares of Series A-1 Preferred Stock.

Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holders of Series A-1 Preferred Stock will be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under the applicable Certificate of Designation, for each share of Series A-1 Preferred Stock before any distribution or payment shall be made to the holders of any securities junior to the Series A-1 Preferred Stock and if the assets of the Company are insufficient to pay in full such amounts, then the entire assets to be distributed to such holders will be ratably distributed among such holders (together with the holders of any other series of preferred stock issued pursuant to the Securities Purchase Agreement) in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Fundamental Transactions. In the event of a fundamental transaction, as described in the Certificate of Designation and generally including any reorganization, recapitalization or reclassification of our Common Stock, the sale, lease, license, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding Common Stock, or any person or group becoming the beneficial owner of 50% of our outstanding Common Stock, the holders of Series A-1 Preferred Stock will be entitled to receive upon conversion of the Series A-1 Preferred Stock the kind and amount of securities, cash or other property that the holders would have received had they converted the Series A-1 Preferred Stock immediately prior to such fundamental transaction. In connection with a fundamental transaction, we must cause the successor entity in such transaction to assume in writing all of our obligations under the Certificate of Designation. Such securities of the successor entity shall be evidenced by a written instrument substantially similar in form and substance to the Series A-1 Preferred Stock including, without limitation, which is convertible into a corresponding number of shares of capital stock equivalent to the shares acquirable and receivable upon conversion of the Series A-1 Preferred Stock (without regard to any limitations on the conversion of the Series A-1 Preferred Stock) prior to such fundamental transaction, and with a conversion price which applies the conversion price described in the Series A-1 Preferred Stock to such shares of capital stock (but taking into account the relative value of the shares pursuant to such fundamental transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Series A-1 Preferred Stock immediately prior to the occurrence or consummation of such fundamental transaction).

Reasons for the Series A-1 Designation

The Convertible Debentures will not automatically convert into Series A-1 Preferred Stock until we receive stockholder approval pursuant to Proposal No. 3 and Proposal No. 5, and the Certificate of Designation is filed with the Nevada Secretary of State. Alternatively, the Convertible Debentures will automatically convert into Series A-1 Preferred Stock if we receive stockholder approval for Proposal No. 5 and Proposal No. 7, in which case the Series A-1 Preferred Stock will be created by our Board (without any further action of our stockholders) using a portion of the blank check preferred stock approved pursuant to that proposal.

Our primary objectives in effectuating the Series A-1 Designation are to fulfill our obligations under the Private Placement and provide for the conversion of the Convertible Debentures. If our stockholders do not approve Proposal No. 3 and Proposal No. 5, the Convertible Debentures will remain outstanding, and we would be required to (i) carry the Convertible Debentures as debt on our balance sheet, (ii) pay cash interest on the Convertible Debentures in accordance with their terms, and (iii) repay the Convertible Debentures in cash at maturity. If we are required to carry the Convertible Debentures on our balance sheet it could make it more difficult for us to comply with the continued listing standards of the Nasdaq Stock Market as the liability will negatively impact our stockholders’ equity balance. If we are required to pay cash interest on the Convertible Debentures, or repay the Convertible Debentures in cash, it could have a material adverse effect on our financial condition and liquidity. Any of these factors could make it more difficult for us to obtain additional capital in the future, which would limit our ability to execute our business and strategic plans. Approval of this Proposal No. 3 by our stockholders will allow us to immediately satisfy our debt obligations under the Convertible Debentures while meeting our contractual obligations under the Securities Purchase Agreement.

If this Proposal No. 3 is not approved by our stockholders, we are obligated under the terms of the Securities Purchase Agreement to call an additional meeting of stockholders every four months thereafter until such stockholder approval is obtained. Holding additional stockholder meetings to satisfy this contractual obligation would result in us incurring substantial additional costs and expenses, require the devotion of significant time and attention by our management, and divert the attention of our Board and management from the pursuit of our business strategy.

Principal Effects of Series A-1 Preferred Stock; Potential Anti-Takeover Effect

Subject to receiving stockholder approval of Proposal No. 3 and Proposal No. 5, and the filing of the Certificate of Designation with the Nevada Secretary of State, the Convertible Debentures will automatically convert into the Series A-1 Preferred Stock. The Series A-1 Preferred Stock may subsequently be converted into shares of Common Stock on the terms set forth in the Certificate of Designation. The issuance of the shares of Common Stock upon conversion of the Series A-1 Preferred Stock will not affect the rights of the holders of outstanding shares of Common Stock, but such issuance will have a substantial dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders. The Series A-1 Preferred Stock contains anti-dilution provisions that may materially increase the number of shares of Common Stock that are issued by us in connection with the conversion of the Series A-1 Preferred Stock.

Future issuances of shares of Common Stock upon the conversion of the Series A-1 Preferred Stock may cause a significant reduction in the percentage interests of our current stockholders in voting power, liquidation value, book and market value, and future earnings. Further, the issuance or resale of Common Stock issued pursuant to the Series A-1 Preferred Stock could cause the market price of our Common Stock to decline. In addition, the increase in the number of issued shares of Common Stock may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

The Series A-1 Preferred Stock could, under certain circumstances, be construed as having an anti-takeover effect as a result of the large number of shares of Common Stock into which it may be converted and the protective provisions of the Series A-1 Preferred Stock. Although not designed or intended for such purposes, the effect of the Series A-1 Preferred Stock might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of the Company and the removal of management, which stockholders might otherwise deem favorable. For example, conversions of Series A-1 Preferred Stock into a large number of shares of Common Stock might create voting impediments or frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of the Company because the issuance of additional Common Stock would dilute the voting power of our Common Stock then outstanding and/or dilute the stock ownership of a person or entity seeking to effect a change in the composition of our Board, or contemplating a tender offer or other transaction involving the combination of the Company with another company. In addition, the Certificate of Designation requires that any successor entity assume all obligations of the Company under the Certificate of Designation and the other agreements entered into in connection with the Private Placement. The existence of the Series A-1 Preferred Stock may have the effect of discouraging takeover advances or prevent consummation of a takeover. However, our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Series A-1 Designation is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Principal Effects of Series A-1 Preferred Stock on Ability to Pay Dividends to Common Stock

Our Board has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends, on our Common Stock. However, because the prior written consent of the holders of at least 50.1% in Stated Value of the then outstanding shares of Series A-1 Preferred Stock is required to pay cash dividends or distributions on junior securities, this could have the effect of preventing future distributions, if any, to our holders of Common Stock.

No Dissenters’ or Appraisal Rights

Under the Nevada Revised Statutes, stockholders are not entitled to any dissenter’s or appraisal rights with respect to the Series A-1 Designation, and we will not independently provide stockholders with any such right.

Procedure for Effecting the Creation, Designation and Issuance of the Series A-1 Preferred Stock

If our stockholders approve this proposal, we will file the Certificate of Designation with the Nevada Secretary of State, without any further action of the stockholders. The Certificate of Designation will become effective on the date of its filing with the Nevada Secretary of State, unless a different time is specified therein.

Interest of Certain Persons in Matters to Be Acted Upon

Five Narrow Lane, LP (“FNL”) holds a significant portion of the Convertible Debentures. Our former Chief Executive Officer and Chairman of the Board, Joe Hammer, serves as a managing member of the general partner of FNL and may be deemed to share voting and dispositive power over the shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock and upon exercise of the Warrants. No other director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

This Proposal No. 3 will be approved if the affirmative vote of a majority of the voting power of the outstanding shares of our Common Stock approves this proposal. This proposal is considered a “non-routine” matter. A bank, broker, dealer, or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes will have the effect of a vote against Proposal No. 3.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVING A CERTIFICATE OF DESIGNATION FOR THE CREATION, DESIGNATION AND ISSUANCE OF SERIES A-1 8% CONVERTIBLE PREFERRED STOCK.

PROXIES WILL BE VOTED “FOR” THIS PROPOSAL UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 4

TO APPROVE A FORM OF CERTIFICATE OF DESIGNATION FOR THE CREATION, DESIGNATION AND ISSUANCE OF ONE OR MORE SERIES OF PREFERRED STOCK PURSUANT TO THE EXERCISE OF THE ADDITIONAL INVESTMENT RIGHT GRANTED UNDER THE SECURITIES PURCHASE AGREEMENT

General

Our Board has approved and declared advisable, and is recommending that our stockholders approve, a proposed form of certificate of designation, each as an amendment to our Articles of Incorporation, in the form attached hereto as Appendix B, for the creation, designation and issuance of one or more series of our convertible preferred stock (the “Preferred Stock”), in each case with a different issuance date, number of authorized shares, and conversion price, at any time within 18 months following the date of the Securities Purchase Agreement, with the timing of the filing of each such certificate of designation, and the exact issuance date, number of authorized shares and conversion prices, to be determined in the sole discretion of our Board without any further action of the stockholders, in order to fulfill our obligations under the Private Placement (the “AIR Preferred Stock Designation”).

On August 21, 2026, the Company entered into the Securities Purchase Agreement providing for the issuance and sale to the Purchasers of (i) Convertible Debentures in the aggregate principal amount of $9,000,000, and (ii) Warrants to purchase shares of the Common Stock.

Pursuant to the Securities Purchase Agreement, subject to receiving stockholder approval of Proposal No. 4 and Proposal No. 5, and the filing of the applicable certificate of designation for each such series of AIR Preferred Stock with the Nevada Secretary of State, the Purchasers may also elect to purchase additional shares of the Preferred Stock (the “AIR Preferred Stock”) with an aggregate stated value of up to $91,000,000, representing 91,000 additional shares of AIR Preferred Stock (the “Additional Investment Right”). At each additional closing of the sale of AIR Preferred Stock pursuant to an exercise of the Additional Investment Right, the AIR Preferred Stock will be issued in a separate series pursuant to a new certificate of designation for each such series filed by us with the Nevada Secretary of State, which shall have substantially similar terms to the Series A-1 Preferred Stock issuable upon conversion of the Convertible Debentures, but in each case with a different issuance date, number of authorized shares, and conversion price.

Our primary objectives in seeking the approval of this Proposal No. 4 are to fulfill our obligations under the Securities Purchase Agreement and allow the Purchasers to exercise the Additional Investment Right to provide the capital we need to pursue our business plans and strategies as described in more detail below.

If Proposal No. 7 relating to the creation of “blank check” preferred stock is approved by our stockholders, each series of AIR Preferred Stock will be created by our Board (without any further action of our stockholders) using a portion of the blank check preferred stock approved regardless of whether our stockholders approve this Proposal No. 4. The creation of the blank check preferred stock, however, is not a condition to the creation of any such series of the AIR Preferred Stock if our stockholders approve this Proposal No. 4.

AIR Preferred Stock

The following is a summary of the terms of the AIR Preferred Stock. The summary is not intended to be complete and should be read together with the form of proposed certificate of designation for each such series of AIR Preferred Stock, which is attached to this proxy statement as Appendix B and incorporated herein by this reference, subject only to a different issuance date, number of authorized shares, and conversion price.

Ranking. The AIR Preferred Stock ranks senior to all shares of Common Stock of the Company, as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, and ranks pari passu with the Series A-1 Preferred Stock.

Conversion. The stated value of the AIR Preferred Stock is $1,000 per share (the “Stated Value”). Each share of the AIR Preferred Stock will be convertible, at any time and from time to time, from and after the original issue date thereof at the option of the holder thereof, into that number of shares of Common Stock (subject to the Beneficial Ownership Limitation and the Exchange Cap) determined by dividing the Stated Value of such share of AIR Preferred Stock by the applicable conversion price thereof. The initial conversion price of the first $10,000,000 in the aggregate of the AIR Preferred Stock will equal 150% of the initial conversion price of the Series A-1 Preferred Stock and, thereafter, the AIR Preferred Stock issuable pursuant to all subsequent exercises of the Additional Investment Right will have an initial conversion price equal to the lower of (x) the initial conversion price of the Series A-1 Preferred Stock, and (y) 90% of the arithmetic average of the three (3) lowest daily volume weighted average prices during the five (5) trading days prior to the date of exercise of the Additional Investment Right, provided in all cases that the conversion price of the AIR Preferred Stock shall not be less than the Floor Price, and in all cases the conversion price of the AIR Preferred Stock is subject to adjustment as described in the applicable certificate of designation such as in the event of a dilutive issuances, subject to certain exceptions. There is no mandatory conversion, repurchase or redemption right by us with respect to the AIR Preferred Stock, nor is there any restriction on the repurchase or redemption of the AIR Preferred Stock by us.

Subsequent Equity Sales. Subject to certain exemptions, if we sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue, any Common Stock or Common Stock equivalents at an effective price per share that is lower than the then applicable conversion price of the AIR Preferred Stock, then such applicable conversion price will be reduced to equal the lower price of such dilutive issuance, but in no event lower than the Floor Price. Issuances under the Additional Investment Right are not exempt from, and could trigger, this anti-dilution protection.

Dividends. The AIR Preferred Stock bears cumulative dividends that accrue at a per annum rate of 8%, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first anniversary after the issuance date of the AIR Preferred Stock and on each Conversion Date (as defined in the applicable certificate of designation) thereafter, payable in cash, or at our option, in duly authorized, validly issued, fully paid and non-assessable registered shares of Common Stock, or a combination thereof, at a dividend conversion rate equal to the lesser of (x) the applicable Conversion Price, or (y) 90% of the arithmetic average of the three lowest daily volume weighted average prices during the five trading days prior to the applicable dividend payment date, provided that the dividend conversion rate shall not be less than the Floor Price. Payment of dividends in shares of Common Stock is subject to satisfaction of certain equity conditions as described in the applicable certificate of designation.

Voting Rights; Consent Rights. The AIR Preferred Stock has no voting rights, except as provided in the applicable certificate of designation or required by law. However, as long as at least 25% of shares of the applicable series of AIR Preferred Stock are outstanding, we may not, without the prior written consent of the holders of at least 50.1% in Stated Value of the then outstanding shares of applicable AIR Preferred Stock, (a) other than permitted indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness; (b) other than permitted liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of our property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; (c) amend our charter documents, including, without limitation, our Articles of Incorporation and Bylaws, in any manner that materially and adversely affects any rights of the holders of the applicable AIR Preferred Stock, including authorizing or creating any class of capital stock ranking as to dividends, redemption or distribution of assets upon a liquidation senior to, or pari passu with, the applicable AIR Preferred Stock; (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of our Common Stock, Common Stock equivalents or junior securities, other than as permitted or required under the Private Placement or repurchases of Common Stock or Common Stock equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors for so long as the applicable AIR Preferred Stock is outstanding; (e) pay cash dividends or distributions on junior securities; (f) enter into any transaction with any affiliate of the Company which would be required to be disclosed in any public filing with the SEC (as determined by counsel to the Company), unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for Board approval); (g) sell, lease, license, assign, transfer, spin-off, split-off, convey or otherwise dispose of any assets or rights of the Company owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company in the ordinary course of business consistent with its past practice, (ii) sales of inventory and products in the ordinary course of business, and (iii) sales of unwanted or obsolete assets; or (h) enter into any agreement with respect to any of the foregoing. In addition, as long as any shares of the applicable AIR Preferred Stock are outstanding, we may not redeem, repurchase or otherwise acquire any junior securities, or pay or declare any dividend or make any distribution on any junior securities as long as any dividends due on the applicable AIR Preferred Stock remain unpaid. Except as otherwise provided in the applicable certificate of designation, any of the powers, designations, preferences, rights and other terms of the applicable AIR Preferred Stock may be waived on behalf of all holders of the applicable AIR Preferred Stock by the affirmative vote or written consent of the holders of at least 50.1% in Stated Value of the then outstanding shares of the applicable AIR Preferred Stock.

Liquidation. Upon any Liquidation, the holders of the AIR Preferred Stock will be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under the applicable certificate of designation, for each share of the AIR Preferred Stock before any distribution or payment shall be made to the holders of any securities junior to the AIR Preferred Stock and if the assets of the Company are insufficient to pay in full such amounts, then the entire assets to be distributed to such holders will be ratably distributed among such holders (together with the holders of the Series A-1 Preferred Stock) in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Fundamental Transactions. In the event of a fundamental transaction, as described in the applicable certificate of designation and generally including any reorganization, recapitalization or reclassification of our Common Stock, the sale, lease, license, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding Common Stock, or any person or group becoming the beneficial owner of 50% of our outstanding Common Stock, the holders of the applicable AIR Preferred Stock will be entitled to receive upon conversion of the applicable AIR Preferred Stock the kind and amount of securities, cash or other property that the holders would have received had they converted the applicable AIR Preferred Stock immediately prior to such fundamental transaction. In connection with a fundamental transaction, we must cause the successor entity in such transaction to assume in writing all of our obligations under the applicable Certificates of Designation. Such securities of the successor entity shall be evidenced by a written instrument substantially similar in form and substance to the AIR Preferred Stock, including, without limitation, which is convertible into a corresponding number of shares of capital stock equivalent to the shares acquirable and receivable upon conversion of the AIR Preferred Stock (without regard to any limitations on the conversion of the AIR Preferred Stock) prior to such fundamental transaction, and with a conversion price which applies the conversion price described in the AIR Preferred Stock to such shares of capital stock (but taking into account the relative value of the shares pursuant to such fundamental transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the AIR Preferred Stock immediately prior to the occurrence or consummation of such fundamental transaction).

Reasons for the AIR Preferred Stock Designation

Our primary objectives in effectuating the AIR Preferred Stock Designation are to fulfill our obligations under the Private Placement and allow the Purchasers to exercise the Additional Investment Right to provide the capital we need to pursue our business plans and strategies. Obtaining stockholder approval of Proposal No. 4 and Proposal No. 5, and the filing of the applicable certificate of designation for each series of AIR Preferred Stock with the Nevada Secretary of State, are conditions to the right of the Purchasers to exercise the Additional Investment Right and to our ability to receive up to $91.0 million upon the exercise of such right. If the Purchasers are unable to exercise the Additional Investment Right, it could jeopardize our ability to raise capital, which would have a material adverse impact on our financial condition and liquidity, as well as our ability to execute our business plans and strategies. In particular, not having access to funds received upon exercise of the Additional Investment Right may prevent us from (i) pursuing our oil and gas exploration opportunity in Eastern Louisiana targeting a specific gas reservoir (the “AMI”), (ii) testing the formation within the AMI through lateral drilling, or (iii) extending leases and acquiring new leases covering acreage within the AMI. There is no assurance that the Purchasers will exercise the Additional Investment Right.

Principal Effects of the AIR Preferred Stock; Potential Anti-Takeover Effect

Subject to receiving stockholder approval of Proposal No. 4 and Proposal No. 5, and the filing of the applicable certificate of designation for each such series of AIR Preferred Stock with the Nevada Secretary of State, the Purchasers may exercise the Additional Investment Right and acquire the AIR Preferred Stock. The AIR Preferred Stock may subsequently be converted into shares of Common Stock on the terms set forth in the applicable certificate of designation. The issuance of the shares of Common Stock upon the conversion of the AIR Preferred Stock will not affect the rights of the holders of outstanding shares of Common Stock, but such issuance will have a substantial dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders. The AIR Preferred Stock contains anti-dilution provisions that may materially increase the number of shares of Common Stock that are issued by us in connection with the conversion of the AIR Preferred Stock. In addition, issuances of AIR Preferred Stock upon exercise of the Additional Investment Right are not exempt from, and could trigger, anti-dilution protection under the Series A-1 Preferred Stock, AIR Preferred Stock and Warrants.

Future issuances of shares of Common Stock upon the conversion of the AIR Preferred Stock may cause a significant reduction in the percentage interests of our current stockholders in voting power, liquidation value, book and market value, and future earnings. Further, the issuance or resale of Common Stock issued pursuant to the AIR Preferred Stock could cause the market price of our Common Stock to decline. In addition, the increase in the number of issued shares of Common Stock may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

The AIR Preferred Stock could, under certain circumstances, be construed as having an anti-takeover effect as a result of the large number of shares of Common Stock into which it may be converted and the protective provisions of the AIR Preferred Stock. Although not designed or intended for such purposes, the effect of the AIR Preferred Stock might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of the Company and the removal of management, which stockholders might otherwise deem favorable. For example, conversions of AIR Preferred Stock into a large number of shares of Common Stock might create voting impediments or frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of the Company because the issuance of additional Common Stock would dilute the voting power of our Common Stock then outstanding and/or dilute the stock ownership of a person or entity seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction involving the combination of the Company with another company. In addition, the applicable certificate of designation will require that any successor entity assume all obligations of the Company under the certificate of designation and the other agreements entered into in connection with the Private Placement. The existence of the AIR Preferred Stock may have the effect of discouraging takeover advances or prevent consummation of a takeover. However, our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the AIR Preferred Stock is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Principal Effects of AIR Preferred Stock on Ability to Pay Dividends to Common Stock

Our Board has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends, on our Common Stock. However, because the prior written consent of the holders of at least 50.1% in Stated Value of the then outstanding shares of AIR Preferred Stock is required to pay cash dividends or distributions on junior securities, this could have the effect of preventing future distributions, if any, to our holders of Common Stock.

No Dissenters’ or Appraisal Rights

Under the Nevada Revised Statutes, stockholders are not entitled to any dissenter’s or appraisal rights with respect to the AIR Preferred Stock, and we will not independently provide stockholders with any such right.

Interest of Certain Persons in Matters to Be Acted Upon

FNL holds a significant portion of the Convertible Debentures. Our former Chief Executive Officer and Chairman of the Board, Joe Hammer, serves as a managing member of the general partner of FNL and may be deemed to share voting and dispositive power over the shares of Common Stock issuable upon conversion of the AIR Preferred Stock. No other director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Procedure for Effecting the Creation, Designation and Issuance of Each Series of AIR Preferred Stock

If our stockholders approve this proposal, we will file an applicable certificate of designation with the Nevada Secretary of State on the date of each additional closing of the Additional Investment Right, without any further action of the stockholders. Such applicable certificate of designation will become effective on the date of its filing with the Nevada Secretary of State, unless a different time is specified therein.

Reservation of Right to Abandon Any Particular Series of AIR Preferred Stock

By approving this Proposal No. 4, stockholders also will be authorizing our Board to abandon one or more of the proposed certificates of designation at any time without further action by the stockholders before such certificate of designation is filed with the Nevada Secretary of State, in the event that the Additional Investment Right is not exercised in full prior to its expiration.

Vote Required

This Proposal No. 4 will be approved if the affirmative vote of a majority of the voting power of the outstanding shares of our Common Stock approves this proposal. This proposal is considered a “non-routine” matter. A bank, broker, dealer, or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes will have the effect of a vote against Proposal No. 4.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVING A FORM OF CERTIFICATE OF DESIGNATION FOR THE CREATION, DESIGNATION AND ISSUANCE OF ONE OR MORE SERIES OF PREFERRED STOCK PURSUANT TO THE EXERCISE OF THE ADDITIONAL INVESTMENT RIGHT GRANTED UNDER THE SECURITIES PURCHASE AGREEMENT.

 PROXIES WILL BE VOTED “FOR” THIS PROPOSAL UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 5

TO APPROVE, FOR PURPOSES OF NASDAQ LISTING RULE 5635, THE ISSUANCE OF MORE THAN 19.99% OF OUR OUTSTANDING SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF, OR PAYMENT OF DIVIDENDS ON, SHARES OF SERIES A-1 PREFERRED STOCK AND AIR PREFERRED STOCK, AND EXERCISE OF WARRANTS, AS CONTEMPLATED BY THE SECURITIES PURCHASE AGREEMENT

General

We are seeking stockholder approval in accordance with Nasdaq Listing Rule 5635 for the issuance of more than 19.99% of our outstanding shares of Common Stock in connection with the Securities Purchase Agreement, including the shares issuable upon conversion of, or payment of dividends on, shares of the Series A-1 Preferred Stock and AIR Preferred Stock, and exercise of the Warrants, and any future adjustments of conversion prices or stated values, to the extent such conversion, exercise or issuance would result in the holders of such shares of Series A-1 Preferred Stock, AIR Preferred, Warrants or Common Stock, as applicable, beneficially owning securities representing more than 19.99% of our outstanding shares of Common Stock as of immediately prior to execution of the Securities Purchase Agreement (the “Exchange Cap”). Stockholder approval pursuant to Nasdaq Listing Rule 5635 is required to permit such issuances, conversions and exercises in excess of the Exchange Cap.

Background

On August 21, 2026, we entered into the Securities Purchase Agreement with the Purchasers, whereby we agreed to issue and sell to the Purchasers (i) Convertible Debentures in the aggregate principal amount of $9,000,000, and (ii) the Warrants. Subject to receiving stockholder approval pursuant to Proposal No. 3 and Proposal No. 5, and the filing of the Certificate of Designation with the Nevada Secretary of State, the Convertible Debentures will automatically convert into the Series A-1 Preferred Stock. The Series A-1 Preferred Stock may subsequently be converted into shares of Common Stock on the terms set forth in the Certificate of Designation.

Pursuant to the Securities Purchase Agreement, subject to receiving stockholder approval pursuant to Proposal No. 4, and Proposal No. 5, and the filing of the applicable certificate of designation with the Nevada Secretary of State, the Purchasers may also elect to purchase the AIR Preferred Stock with an aggregate stated value of up to $91,000,000 representing 91,000 additional shares of AIR Preferred Stock. At each additional closing of the sale of AIR Preferred Stock pursuant to an exercise of the Additional Investment Right, the AIR Preferred Stock will be issued in a separate series pursuant to a new certificate of designation for each such series filed by us with the Nevada Secretary of State, which shall have substantially similar terms to the Series A-1 Preferred Stock issuable upon conversion of the Convertible Debentures, but in each case with a different issuance date, number of authorized shares and conversion price.

The certificates of designation and the Warrants each include provisions that prevent the Purchasers and their affiliates, until stockholder approval is obtained in accordance with applicable Nasdaq Listing Rules, from converting the shares of Preferred Stock or exercising their Warrants, as applicable, to the extent such action would result in the Purchasers receiving shares of Common Stock in excess of the Exchange Cap.

Pursuant to the Securities Purchase Agreement, we agreed to hold this Annual Meeting for the purpose of obtaining stockholder approval under Nasdaq rules of the issuance of shares of Common Stock pursuant to the Securities Purchase Agreement, including the shares issuable upon conversion of, or payment of dividends on, shares of the Series A-1 Preferred Stock and AIR Preferred Stock, and the exercise of the Warrants, in excess of the Exchange Cap. The certificates of designation and the Warrants also each include provisions that prevent the Purchasers and their affiliates from converting the shares of Series A-1 Preferred Stock and AIR Preferred Stock, or exercising their Warrants, as applicable, to the extent such action would result in the Purchasers and their affiliates beneficially owning shares of Common Stock in excess of 9.99% of our outstanding Common Stock at any given time (the “Beneficial Ownership Limitation”).

Series A-1 Preferred Stock and AIR Preferred Stock

The following is a summary of the terms of the Series A-1 Preferred Stock and AIR Preferred Stock. The summary is not intended to be complete and should be read together with (i) the Certificate of Designation of the Series A-1 Preferred Stock, which is attached to this proxy statement as Appendix A and incorporated herein by this reference, and (ii) the form of proposed certificate of designation for each such series of AIR Preferred Stock, which is attached to this proxy statement as Appendix B and incorporated herein by this reference, subject only to a different issuance date, number of authorized shares, and conversion price.

Ranking. The Series A-1 Preferred Stock and AIR Preferred Stock ranks senior to all shares of Common Stock of the Company, as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company. The Series A-1 Preferred Stock and AIR Preferred Stock rank pari passu with each other.

Conversion. The stated value of the Series A-1 Preferred Stock is $1,000 per share, subject to increase as described below, and the stated value of the AIR Preferred Stock is $1,000 per share (as applicable, the “Stated Value”). Each share of Series A-1 Preferred Stock and AIR Preferred Stock will be convertible, at any time and from time to time, from and after the applicable original issue date thereof at the option of the holder thereof, into that number of shares of Common Stock (subject to the Beneficial Ownership Limitation and the Exchange Cap) determined by dividing the Stated Value of such share of Series A-1 Preferred Stock and AIR Preferred Stock, as applicable, by the applicable conversion price thereof. The initial conversion price for the Series A-1 Preferred Stock is $4.25, which is equal to 105% of the average of the daily volume weighted average prices for the five (5) trading days prior to August 21, 2026, and is subject to adjustment as described in the applicable Certificate of Designation, including in the event of dilutive issuances (subject to certain exceptions). The initial conversion price of the first $10,000,000 in the aggregate of the AIR Preferred Stock will equal 150% of the initial conversion price of the Series A-1 Preferred Stock and, thereafter, the AIR Preferred Stock issuable pursuant to all subsequent exercises of the Additional Investment Right will have an initial conversion price equal to the lower of (x) the initial conversion price of the Series A-1 Preferred Stock, and (y) 90% of the arithmetic average of the three (3) lowest daily volume weighted average prices during the five (5) trading days prior to the date of exercise of the Additional Investment Right, provided in all cases that the conversion price of the AIR Preferred Stock shall not be less than the Floor Price, and in all cases the conversion price of the AIR Preferred Stock is subject to adjustment as described in the applicable certificate of designation, including in the event of dilutive issuances (subject to certain exceptions). There is no mandatory conversion, repurchase or redemption right by us with respect to the Series A-1 Preferred Stock and AIR Preferred Stock, nor is there any restriction on the repurchase or redemption of the Series A-1 Preferred Stock and AIR Preferred Stock by us.

Subsequent Equity Sales. Subject to certain exemptions, if we sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue, any Common Stock or Common Stock equivalents at an effective price per share that is lower than the then applicable conversion price of the Series A-1 Preferred Stock or AIR Preferred Stock, as applicable, then the applicable conversion price will be reduced to equal the lower price of such dilutive issuance (but in no event lower than the Floor Price). Issuances under the Additional Investment Right are not exempt from, and could trigger, this anti-dilution protection. If we receive a conversion notice with respect to Series A-1 Preferred Stock when the applicable conversion price then in effect (without regard to the Floor Price) is lower than the Floor Price then in effect (such amount, the “Applicable Conversion Price”), then we shall, in our sole discretion, either (i) reduce the Floor Price to the Applicable Conversion Price and allow such conversion to be made at the Applicable Conversion Price, or (ii) issue a number of shares of Common Stock equal to the Stated Value of the Series A-1 Preferred Stock to be converted divided by the Floor Price (without adjusting to the Applicable Conversion Price) and either (A) pay the economic difference in cash or (B) add the economic difference to the Stated Value of the holder’s shares of Series A-1 Preferred Stock that remain unconverted following such conversion. For this purpose, the economic difference shall equal (X) the number of shares of Common Stock that would have been delivered upon conversion of the Stated Value of the Series A-1 Preferred Stock to be converted at the Applicable Conversion Price, minus (Y) the number of shares of Common Stock actually delivered upon conversion of the Stated Value of the Series A-1 Preferred Stock to be converted at the Floor Price, multiplied by (Z) the lower of (1) the daily volume weighted average price of the Common Stock on the conversion date, and (2) the Applicable Conversion Price. This adjustment provision only applies to the Series A-1 Preferred Stock and will not apply to any AIR Preferred Stock issued upon exercise of the Additional Investment Right.

Dividends. The Series A-1 Preferred Stock and AIR Preferred Stock bear cumulative dividends that accrue at a per annum rate of 8%, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first anniversary after the original issuance date of the Series A-1 Preferred Stock and AIR Preferred Stock, as applicable, and on each Conversion Date (as defined in the applicable certificate of designation) thereafter, payable in cash, or at the Company’s option, in duly authorized, validly issued, fully paid and non-assessable registered shares of Common Stock, or a combination thereof, at a dividend conversion rate equal to the lesser of (a) the applicable Conversion Price, or (b) 90% of the arithmetic average of the three lowest daily volume weighted average prices during the five trading days prior to the applicable dividend payment date, provided that the dividend conversion rate shall not be less than the Floor Price. Payment of dividends in shares of Common Stock is subject to satisfaction of certain equity conditions as described in the applicable certificate of designation.

Voting Rights; Consent Rights. The Series A-1 Preferred Stock and AIR Preferred Stock have no voting rights, except as provided in the applicable Certificate of Designation or required by law. However, as long as at least 2,250 shares of Series A-1 Preferred Stock are outstanding, and as long as at least 25% of the shares of the applicable AIR Preferred Stock are outstanding, we may not, without the prior written consent of the holders of at least 50.1% in Stated Value of the then outstanding shares of Series A-1 Preferred Stock or AIR Preferred Stock, as applicable, (a) other than permitted indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness; (b) other than permitted liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of our property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; (c) amend our charter documents, including, without limitation, our Articles of Incorporation and Bylaws, in any manner that materially and adversely affects any rights of the holders of Series A-1 Preferred Stock or AIR Preferred Stock, as applicable, including authorizing or creating any class of capital stock ranking as to dividends, redemption or distribution of assets upon a liquidation senior to, or pari passu with, the Series A-1 Preferred Stock or AIR Preferred Stock, as applicable; (d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of our Common Stock, Common Stock equivalents or junior securities, other than as permitted or required under the Private Placement or repurchases of Common Stock or Common Stock equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors for so long as the Series A-1 Preferred Stock or AIR Preferred Stock, as applicable, is outstanding; (e) pay cash dividends or distributions on junior securities; (f) enter into any transaction with any affiliate of the Company which would be required to be disclosed in any public filing with the SEC (as determined by counsel to the Company), unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for Board approval); (g) sell, lease, license, assign, transfer, spin-off, split-off, convey or otherwise dispose of any assets or rights of the Company owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company in the ordinary course of business consistent with its past practice, (ii) sales of inventory and products in the ordinary course of business, and (iii) sales of unwanted or obsolete assets; or (h) enter into any agreement with respect to any of the foregoing. In addition, as long as any shares of Series A-1 Preferred Stock or AIR Preferred Stock are outstanding, we may not redeem, repurchase or otherwise acquire any junior securities, or pay or declare any dividend or make any distribution on any junior securities as long as any dividends due on the Series A-1 Preferred Stock or AIR Preferred Stock remain unpaid. Except as otherwise provided in the applicable Certificate of Designation, any of the powers, designations, preferences, rights and other terms of the Series A-1 Preferred Stock or AIR Preferred Stock may be waived on behalf of all holders of Series A-1 Preferred Stock or AIR Preferred Stock by the affirmative vote or written consent of the holders of at least 50.1% in Stated Value of the then outstanding shares of Series A-1 Preferred Stock or AIR Preferred Stock, as applicable.

Liquidation. Upon any Liquidation, the holders of Series A-1 Preferred Stock and AIR Preferred Stock, as applicable, will be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under the applicable Certificate of Designation, for each share of Series A-1 Preferred Stock and AIR Preferred Stock, as applicable, before any distribution or payment shall be made to the holders of any securities junior to the Series A-1 Preferred Stock and AIR Preferred Stock, as applicable, and if the assets of the Company are insufficient to pay in full such amounts, then the entire assets to be distributed to such holders will be ratably distributed among such holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Fundamental Transactions. In the event of a fundamental transaction, as described in the applicable Certificate of Designation and generally including any reorganization, recapitalization or reclassification of our Common Stock, the sale, lease, license, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding Common Stock, or any person or group becoming the beneficial owner of 50% of our outstanding Common Stock, the holders of Series A-1 Preferred Stock and AIR Preferred Stock, as applicable, will be entitled to receive upon conversion of the Series A-1 Preferred Stock and AIR Preferred Stock, as applicable, the kind and amount of securities, cash or other property that the holders would have received had they converted the Series A-1 Preferred Stock and AIR Preferred Stock, as applicable, immediately prior to such fundamental transaction. In connection with a fundamental transaction, we must cause the successor entity in such transaction to assume in writing all of our obligations under the applicable Certificates of Designation. Such securities of the successor entity shall be evidenced by a written instrument substantially similar in form and substance to the Series A-1 Preferred Stock and AIR Preferred Stock, as applicable, including, without limitation, which is convertible into a corresponding number of shares of capital stock equivalent to the shares acquirable and receivable upon conversion of the Series A-1 Preferred Stock and AIR Preferred Stock, as applicable (without regard to any limitations on the conversion of the Series A-1 Preferred Stock and AIR Preferred Stock, as applicable) prior to such fundamental transaction, and with a conversion price which applies the conversion price described in the Series A-1 Preferred Stock and AIR Preferred Stock, as applicable, to such shares of capital stock (but taking into account the relative value of the shares pursuant to such fundamental transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the Series A-1 Preferred Stock and AIR Preferred Stock, as applicable, immediately prior to the occurrence or consummation of such fundamental transaction).

Warrants

Pursuant to the Securities Purchase Agreement, we agreed to issue to each Purchaser a Warrant to purchase shares of Common Stock, equal to 100% of the shares of Common Stock issuable upon conversion of the shares of the Series A-1 Preferred Stock to be issued to such Purchaser upon conversion of the Convertible Debentures. The Warrants are exercisable for an aggregate of up to 2,117,219 shares of Common Stock. No additional Warrants shall be issued in connection with the exercise of the Additional Investment Right.

The Warrants have an initial exercise price per share of $4.25, which is equal to the initial conversion price of the Series A-1 Preferred Stock (the “Exercise Price”). The Exercise Price is subject to adjustment on the same terms set forth in the Certificate of Designation, including in the event of dilutive issuances (subject to certain exceptions). The Warrants will be exercisable, subject to the Beneficial Ownership Limitation and the Issuable Maximum, immediately upon issuance, and will have a term of exercise equal to five (5) years.

If a registration statement under the Securities Act registering the resale of the shares of Common Stock underlying the Warrants is not effective, the holder may elect to exercise the Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Warrants.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, we entered into a registration rights agreement with the Purchasers (the “Registration Rights Agreement”), pursuant to which we agreed to file (i) a resale registration statement with respect to the public resale of the Common Stock issuable upon conversion of the Series A-1 Preferred Stock and upon exercise of the Warrants not later than 20 days after the date stockholders approve this Proposal No. 5 and to use commercially reasonable efforts to cause such registration statement to become effective no later than 45 days after the date stockholders approve this Proposal No. 5 (or 75 days in the event of a “full review” by the SEC), and (ii) a resale registration statement with respect to the public resale of the Common Stock issuable upon conversion of the AIR Preferred Stock not later than the earliest practical date on which the Company is permitted by SEC guidance to file such registration statement after each closing of the exercise of any Additional Investment Right and to use commercially reasonable efforts to cause each such registration statement to become effective no later than 30 days after filing (or 60 days in the event of a “full review” by the SEC).

Reasons for Seeking Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the execution of the Securities Purchase Agreement; or (ii) the average closing price of the common stock for the five (5) trading days immediately preceding the execution of the Securities Purchase Agreement (the “Minimum Price”). The potential issuance of the shares of Common Stock underlying the Series A-1 Preferred Stock, AIR Preferred Stock and Warrants does not constitute a public offering under the Nasdaq Listing Rules.

Immediately prior to the execution of the Securities Purchase Agreement, we had 962,335 shares of Common Stock issued and outstanding. The potential issuance of shares of Common Stock underlying any Series A-1 Preferred Stock, AIR Preferred Stock and Warrants may constitute greater than 20% of the shares of Common Stock outstanding prior to giving effect to the Private Placement and, in the case of the potential issuance of the shares of Common Stock upon conversion of the AIR Preferred Stock or the potential issuance of shares of Common Stock in payment of dividends on any Series A-1 Preferred Stock or AIR Preferred Stock, such shares may be issued at prices below the Minimum Price. In addition, due to the anti-dilution and other adjustment provisions in the Series A-1 Preferred Stock and AIR Preferred Stock, the applicable Conversion Prices could be reduced, resulting in the issuance of additional shares of Common Stock based on conversion prices below the initial Conversion Prices, as applicable.

We are seeking stockholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 192,467 shares, which is 20% of the shares of Common Stock outstanding on the original date of execution of the Securities Purchase Agreement, including without limitation, the issuance of shares of Common Stock (i) upon conversion of the Series A-1 Preferred Stock, (ii) upon conversion of the AIR Preferred Stock, (iii) for the payment of dividends pursuant to the Series A-1 Preferred Stock and the AIR Preferred Stock (subject to meeting the equity conditions), (iv) upon exercise of the Warrants, and (v) in connection with the anti-dilution features of the Series A-1 Preferred Stock and AIR Preferred Stock since such provisions may further reduce the applicable Conversion Prices and increase the number of shares to be issued (including as a result of the issuance of shares upon exercise of the Additional Investment Right).

Obtaining stockholder approval of Proposal No. 5 is a condition for us to be able to (i) repay the Convertible Debentures other than for cash (i.e., upon the automatic conversion of the Convertible Debentures into the Series A-1 Preferred Stock), (ii) receive up to $91.0 million pursuant upon exercise of the Additional Investment Right, and (iii) receive up to an additional $9.0 million upon exercise of the Warrants, if exercised for cash. If the Purchasers are unable to exercise the Additional Investment Right or the Warrant, it could jeopardize our ability to raise capital, which would have a material adverse impact on our financial condition and liquidity, as well as our ability to execute our business plans and strategies. In particular, it may prevent us from (i) pursuing our oil and gas exploration opportunity in Eastern Louisiana targeting a specific gas reservoir, (ii) testing the formation within the AMI through lateral drilling, or (iii) extending leases and acquiring new leases covering acreage within the AMI. There is no assurance that the Purchasers will exercise the Additional Investment Right or the Warrants.

We are unable to predict whether the Purchasers will convert their Series A-1 Preferred Stock, exercise their Additional Investment Right or Warrants, or convert their AIR Preferred Stock. We are also unable to predict the Conversion Prices of the Series A-1 Preferred Stock and AIR Preferred Stock that may be applicable at the time of any conversion or exercise as a result of the unpredictable timing of the exercise of the Additional Investment Right and uncertain impact of the anti-dilution provisions. For these reasons, we are unable to accurately predict the total number of shares of Common Stock that may be issued pursuant to the Securities Purchase Agreement. However, we expect we will be required to issue shares to the Purchasers well in excess of the Exchange Cap, and we are seeking stockholder approval under this proposal to issue shares in excess of the Exchange Cap.

Under the Nasdaq Listing Rules, we are not permitted to undertake a transaction that could result in a change in control of the Company without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Private Placement under Nasdaq Listing Rule 5635(b) because, among other reasons, the Purchasers have agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will acquire shares of our Common Stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 9.99% of the total outstanding shares of our Common Stock.

Our Board is not seeking the approval of our stockholders to authorize our execution of the Securities Purchase Agreement, or consummation of the Private Placement, as the Securities Purchase Agreement has already been executed, the Private Placement has already been completed, and the Convertible Debentures and Warrants have already been issued. We are only asking for approval to issue shares of Common Stock as contemplated by the Securities Purchase Agreement, to the extent such issuance would exceed the Exchange Cap.

Consequences if Stockholder Approval Is Not Obtained

If our stockholders do not approve Proposal No. 3, Proposal No. 4 and Proposal No. 5, (i) the Convertible Debentures will not automatically convert into Series A-1 Preferred Stock, (ii) the Purchasers will not have the ability to exercise the Additional Investment Right or to acquire all or any portion of the shares of AIR Preferred Stock, (iii) the Series A-1 Preferred Stock and AIR Preferred Stock will not be convertible into shares of Common Stock, and (iv) we will not be able to pay dividends on the Series A-1 Preferred Stock and AIR Preferred Stock in shares of Common Stock. In addition, if our stockholders do not approve Proposal No. 5, the Purchasers will not have the ability to exercise the Warrants in excess of the Exchange Cap.

As a result, the Convertible Debentures will remain outstanding, and we would be required to (i) carry the Convertible Debentures as debt on our balance sheet, (ii) pay cash interest on the Convertible Debentures in accordance with their terms, and (iii) repay the Convertible Debentures in cash at maturity. If we are required to carry the Convertible Debentures on our balance sheet it could make it more difficult for us to comply with the continued listing standards of the Nasdaq Stock Market as the liability will negatively impact our stockholders’ equity balance. If we are required to pay cash interest on the Convertible Debentures, or repay the Convertible Debentures in cash, it could have a material adverse effect on our financial condition and liquidity. Any of these factors could make it more difficult for us to obtain additional capital in the future, which would limit our ability to execute our business and strategic plans.

In addition, we would not receive up to $91.0 million pursuant to the exercise of the Additional Investment Right or up to an additional $9.0 million upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to raise capital, which would have a material adverse impact on our ability to execute our business plans and strategies. In particular, it may prevent us from (i) pursuing our oil and gas exploration opportunity in Eastern Louisiana targeting a specific gas reservoir, (ii) testing the formation within the AMI through lateral drilling, or (iii) extending leases and acquiring new leases covering acreage within the AMI. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to preserve existing capital and maximize capital raising opportunities, including pursuant to the Private Placement. If we are unsuccessful in preserving existing capital and raising additional capital, we would be required to limit future investments in our oil and gas platform, which would negatively impact our future operating results. There is no assurance that the Purchasers will exercise the Warrants or the Additional Investment Right.

Furthermore, if this Proposal No. 5 is not approved, we are obligated under the terms of the Securities Purchase Agreement to call an additional meeting of stockholders every four months thereafter until such stockholder approval is obtained. Holding additional stockholder meetings to satisfy this contractual obligation would result in us incurring substantial additional costs and expenses, require the devotion of significant time and attention by our Board and management, and divert their focus from the pursuit of our business strategy.

Principal Effects of Stockholder Approval; Potential Anti-Takeover Effect

If Proposal No. 3, Proposal No. 4 and Proposal No. 5 are approved, (i) the Convertible Debentures will automatically convert into Series A-1 Preferred Stock, (ii) the Purchasers will have the ability to acquire shares of AIR Preferred Stock by exercising the Additional Investment Right, (iii) all shares of Series A-1 Preferred Stock and AIR Preferred Stock to be held by the Purchasers will, at the election of the Purchasers, be convertible into shares of Common Stock, (iv) we will be able to pay dividends on the Series A-1 Preferred Stock and AIR Preferred Stock in shares of Common Stock (subject to meeting the equity conditions), and (v) the Purchasers will have the ability to exercise the Warrants, in each case without restriction by the Exchange Cap.

The issuance of the shares of Common Stock upon the conversion of, or payment of dividends on, the Series A-1 Preferred Stock and AIR Preferred Stock, and the exercise of the Warrants, will not affect the rights of the holders of outstanding shares of Common Stock, but such issuances will have a substantial dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders. The Series A-1 Preferred Stock and AIR Preferred Stock contain anti-dilution provisions that may materially increase the number of shares of Common Stock that are issued by us in connection with the conversion of the Series A-1 Preferred Stock and AIR Preferred Stock. Issuances under the Additional Investment Right are not exempt from, and could trigger, anti-dilution protection under the Series A-1 Preferred Stock, AIR Preferred Stock and Warrants.

Future issuances of shares of Common Stock upon the conversion of or payment of dividends on the Series A-1 Preferred Stock and AIR Preferred Stock, and the exercise of the Warrants, may cause a significant reduction in the percentage interests of our current stockholders in voting power, liquidation value, book and market value, and future earnings. Further, the issuance or resale of Common Stock issued pursuant to the Series A-1 Preferred Stock, AIR Preferred Stock and Warrants could cause the market price of our Common Stock to decline. In addition, the increase in the number of issued shares of Common Stock may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Additional Information

The information set forth in this Proposal No. 5 is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, Form of Convertible Debenture, Form of Certificate of Designation, Form of Warrant and Registration Rights Agreement filed as Exhibits 10.1, 4.1, 3.1, 4.2 and 10.2, respectively, to our Current Report on Form 8-K that we filed with the SEC on August 24, 2026. Stockholders are urged to carefully read these documents.

Interest of Certain Persons in Matters to Be Acted Upon

FNL holds a significant portion of the Convertible Debentures. Our former Chief Executive Officer and Chairman of the Board, Joe Hammer, serves as a managing member of the general partner of FNL and may be deemed to share voting and dispositive power over the shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock and AIR Preferred Stock, and upon exercise of the Warrants. No other director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

This Proposal No. 5 will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. This proposal is considered a “non-routine” matter. A bank, broker, dealer, or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal No. 5.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635, OF THE ISSUANCE OF MORE THAN 19.99% OF OUR OUTSTANDING SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF, OR PAYMENT OF DIVIDENDS ON, SHARES OF SERIES A-1 PREFERRED STOCK AND AIR PREFERRED STOCK, AND EXERCISE OF WARRANTS, AS CONTEMPLATED BY THE SECURITIES PURCHASE AGREEMENT.

PROXIES WILL BE VOTED “FOR” THIS PROPOSAL UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 6

TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK FROM 36,666,666 SHARES TO 220,000,000 SHARES AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 16,666,666 SHARES TO 200,000,000 SHARES

General

Our Board has approved and declared advisable, and is recommending that our stockholders approve, an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock, par value $0.001 per share, from 36,666,666 to 220,000,000 and to increase the number of authorized shares of our Common Stock from 16,666,666 to 200,000,000, while maintaining the number of authorized shares of our Preferred Stock at 20,000,000.

The primary objectives of seeking approval for the increase in authorized shares are to allow us to fulfill our obligations under the Private Placement and provide us greater flexibility for raising additional capital, including pursuant to the Securities Purchase Agreement, and planning for future corporate needs.

The full text of the proposed amendment to our Articles of Incorporation to increase the authorized shares of capital stock and Common Stock is attached to this proxy statement as Appendix C and is incorporated herein by this reference.

Background

On August 21, 2026, we entered into the Securities Purchase Agreement with the Purchasers, whereby we agreed to issue and sell to the Purchasers (i) Convertible Debentures in the aggregate principal amount of $9,000,000, and (ii) the Warrants. Subject to the Company receiving stockholder approval pursuant to Proposal No. 3 and Proposal No. 5, and the filing of the Certificate of Designation with the Nevada Secretary of State, the Convertible Debentures will automatically convert into the Series A-1 Preferred Stock. The Series A-1 Preferred Stock may subsequently be converted into shares of Common Stock on the terms set forth in the Certificate of Designation.

Based on the initial Conversion Price of the Series A-1 Preferred Stock, it will initially be convertible into 2,117,219 shares of Common Stock, which amount is subject to increase based on the anti-dilution provisions set forth in Certificate of Designation, and the Warrants are exercisable for an aggregate of up to 2,117,219 shares of Common Stock.

Pursuant to the Securities Purchase Agreement, subject to receiving stockholder approval of Proposal No. 4 and Proposal No. 5, the Purchasers may also elect to purchase the AIR Preferred Stock with an aggregate stated value of up to $91,000,000 representing 91,000 additional shares of AIR Preferred Stock. The initial conversion price of the first $10,000,000 in the aggregate of the AIR Preferred Stock will equal 150% of the initial conversion price of the Series A-1 Preferred Stock and, thereafter, the AIR Preferred Stock issuable pursuant to all subsequent exercises of the Additional Investment Right will have an initial conversion price equal to the lower of (x) the initial conversion price of the Series A-1 Preferred Stock, and (y) 90% of the arithmetic average of the three (3) lowest daily volume weighted average prices during the five (5) trading days prior to the date of exercise of the Additional Investment Right, provided in all cases that the conversion price of the AIR Preferred Stock shall not be less than the Floor Price.

We are unable to accurately predict the total number of shares of Common Stock that may be issued pursuant to the Securities Purchase Agreement. However, the number of shares of Common Stock issuable pursuant to the Securities Purchase Agreement could be well in excess of the number of shares of Common Stock currently reserved for issuance under our Articles of Incorporation.

Reasons for Increasing Authorized Shares

We are seeking stockholder approval of an increase in authorized shares to allow us to meet our obligations under the Private Placement and provide us greater flexibility in planning for future corporate needs, including, but not limited to, raising additional funds pursuant to the Private Placement and other financings, potential strategic transactions, including mergers, acquisitions, and business combinations, grants under equity compensation plans and other compensatory arrangements, as well as other general corporate transactions. Our Board believes that additional authorized shares will allow us to take timely advantage of market conditions and favorable financing and acquisition opportunities that may become available to the Company.

In particular, additional authorized shares will provide us flexibility to issue additional shares of Common Stock pursuant to the Securities Purchase Agreement, including without limitation, the issuance of shares of Common Stock (i) upon conversion of the Series A-1 Preferred Stock, (ii) upon exercise of the Warrants, (iii) upon conversion of any shares of AIR Preferred Stock issued pursuant to the exercise of any Additional Investment Right, and (iv) as a result of the dividend provisions of the Series A-1 Preferred Stock and the AIR Preferred Stock. If we do not obtain stockholder approval of this Proposal No. 6, we may have insufficient shares of Common Stock available for some or all of these purposes, which could prevent us from raising additional funds (e.g., by preventing exercise of the Additional Investment Right) or require us to pay dividends in cash, either of which would have an adverse impact on our financial condition and liquidity.

We are unable to predict whether the Purchasers will convert their Series A-1 Preferred Stock, exercise their Additional Investment Right or Warrants, or convert their AIR Preferred Stock. We are also unable to predict the Conversion Prices of the Series A-1 Preferred Stock and AIR Preferred Stock that may be applicable at the time of any conversion or exercise as a result of the unpredictable timing of the exercise of the Additional Investment Right and uncertain impact of the anti-dilution provisions. For these reasons, we are unable to accurately predict the total number of shares of Common Stock that may be issued pursuant to the Securities Purchase Agreement. However, the number of shares of Common Stock we are required to issue could be well in excess of the number of shares of Common Stock currently reserved for issuance under our Articles of Incorporation, and we are seeking stockholder approval under this proposal to increase the number of authorized shares of capital stock and Common Stock.

In addition, under the Securities Purchase Agreement, we are required to have a sufficient number of authorized but unissued shares of common stock to permit us to issue all shares issuable under the Series A-1 Preferred Stock, the AIR Preferred Stock and the Warrants. Accordingly, obtaining stockholder approval of an increase in authorized shares will allow us to meet our contractual obligations under the Securities Purchase Agreement.

Other than as described in the other proposals set forth in this proxy statement, we have no current plan, commitment, arrangement, understanding or agreement regarding the issuance of additional shares of Common Stock that will result from the adoption of the proposed amendment to our Articles of Incorporation. Except as otherwise required by law or by regulation, the newly authorized shares of Common Stock will be available for issuance at the discretion of our Board (without further action by our stockholders) for various future corporate purposes, including those discussed above.

Principal Effects of Increasing Authorized Shares; Potential Anti-Takeover Effect

While adoption of the proposed amendment to our Articles of Incorporation would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders, any future issuance of additional authorized shares of our Common Stock may, among other things, significantly dilute the earnings per share of our Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of our capital stock and Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that our Board determines is not in the best interest of the Company and our stockholders, including, without limitation, by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Articles of Incorporation or Bylaws. However, our Board does not intend or view the proposed increase in the number of authorized shares of our capital stock and Common Stock as an anti-takeover measure and is not aware of any attempt or plan to obtain control of the Company.

Any newly authorized shares of our Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The proposed amendment to our Articles of Incorporation will not affect the rights of current holders of our Common Stock.

No Dissenters’ or Appraisal Rights

Under the Nevada Revised Statutes, stockholders are not entitled to any dissenter’s or appraisal rights with respect to the increase in authorized shares of capital stock and Common Stock, and we will not independently provide stockholders with any such right.

Interest of Certain Persons in Matters to Be Acted Upon

FNL holds a significant portion of the Convertible Debentures. Our former Chief Executive Officer and Chairman of the Board, Joe Hammer, serves as a managing member of the general partner of FNL and may be deemed to share voting and dispositive power over the shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock and AIR Preferred Stock, and upon exercise of the Warrants. No other director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Procedure for Effecting Amendment to our Articles of Incorporation

If our stockholders approve this proposal, we will file the amendment to our Articles of Incorporation with the Nevada Secretary of State, without any further action of the stockholders. The amendment will become effective on the date of its filing with the Nevada Secretary of State, unless a different time is specified therein.

If our stockholders approve amending our Articles of Incorporation pursuant to Proposal No. 6 and Proposal No. 7, and if our Board determines to effectuate such approved amendments at the same time, we will file the proposed amendments to our Articles of Incorporation as a single Amended and Restated Articles of Incorporation with the Nevada Secretary of State. The approved amendments will become effective on the date of filing the Amended and Restated Articles of Incorporation with the Nevada Secretary of State unless a different time is specified therein.

Vote Required

Pursuant to NRS 78.390, as amended effective May 30, 2025 by Assembly Bill No. 239, since this Proposal No. 6 relates solely to an increase in the number of authorized shares of capital stock and Common Stock, the holders of Common Stock, as the class or series affected by the amendment, must approve the proposed amendment. Therefore, in accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, if a quorum is represented at the Annual Meeting, this Proposal No. 6 will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 6. This proposal is considered a “routine” matter. Because a bank, broker, dealer, or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes in connection with this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVING AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK FROM 36,666,666 SHARES TO 220,000,000 SHARES AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 16,666,666 SHARES TO 200,000,000 SHARES.

PROXIES WILL BE VOTED “FOR” THIS PROPOSAL UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 7

TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE BLANK CHECK PREFERRED STOCK CONSISTING OF 20,000,000 SHARES OF PREFERRED STOCK

General

Our Articles of Incorporation currently provide for the issuance of up to 20,000,000 shares of a single class of preferred stock without establishing any voting powers, designations, preferences, limitations, restrictions or relative rights of the preferred stock. This class does not provide any flexibility to allow our Board to establish terms, from time to time, that may be attractive to investors, or that may work in the context of a particular transaction, including, without limitation, a financing or acquisition transactions.

Our Board has approved and declared advisable, and is recommending that our stockholders approve, an amendment to our Articles of Incorporation to authorize a class of “blank check” preferred stock for up to 20,000,000 shares of preferred stock, having such terms, voting powers, designations, preferences, limitations, restrictions and relative rights as may be determined by our Board from time to time.

The primary objective of seeking authorization of the blank check preferred stock is to provide us with increased flexibility to meet future capital requirements or acquisition terms by providing another type of security in addition to Common Stock.

The full text of the proposed amendment to our Articles of Incorporation to authorize a class of blank check preferred stock is attached to this proxy statement as Appendix D and is incorporated herein by this reference.

Background

The term “blank check” is often used to refer to preferred stock, the creation and issuance of which is authorized by the stockholders in advance, with the terms, voting powers, designations, preferences, limitations, restrictions and relative rights of the preferred stock subsequently approved by the board of directors from time to time. Therefore, once our stockholders have authorized the blank check preferred stock, our Board will be able to issue the shares in classes or series, on such terms as it determines in its discretion, without further stockholder approval.

Subject to our Articles of Incorporation and any limitations prescribed by law or the Nasdaq Stock Market (or any other stock exchange on which our securities may be listed), our Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares of preferred stock, to fix the number of shares and to change designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including, without limitation, dividend rights, dividend rates, terms of redemption, redemption prices, voting rights, conversion rights, and liquidation preferences of the shares constituting any series of preferred stock, in each case without any further action or vote by the stockholders.

To the extent any preferred stock is convertible into Common Stock, upon conversion the existing holders of Common Stock would suffer dilution of their percentage ownership of the Company and may suffer economic dilution as a result of more Common Stock outstanding and trading in the market. Because the terms of any blank check preferred stock are not yet established, it is not possible to quantify the extent of any dilutive impact on the Common Stock.

Our Board would be required to make any determination to issue shares of preferred stock based on its judgment that doing so would be in the best interests of the Company and its stockholders.

Reasons for Authorizing Blank Check Preferred Stock

The availability of capital for small cap issuers such as the Company has become increasingly difficult to obtain. In light of this trend, our Board believes we should have a full range of capital financing alternatives available to us in our Articles of Incorporation.

We may also seek to expand our platform through acquisitions. The availability of preferred stock that may be tailored to suit a particular transaction or circumstance will be helpful to us as we negotiate the best terms for any acquisition we may pursue.

The authorization of blank check preferred stock will provide us with increased flexibility to meet future capital requirements or acquisition terms by providing another type of security in addition to Common Stock, as it will allow us to issue preferred stock from time to time with such features as may be determined by our Board for any proper corporate purpose.

Our Board has no present intent, plans, understandings, agreements or commitments to issue any preferred stock, except as provided in Proposal No. 3 and Proposal No. 4.

If this Proposal No. 7 is approved, then the Series A-1 Preferred Stock and each series of AIR Preferred Stock described in Proposal No. 3 and Proposal No. 4 will be created by our Board alone (without any further action of our stockholders) using a portion of the blank check preferred stock regardless of whether our stockholders approve Proposal No. 3 or Proposal No. 4. The creation of the blank check preferred stock, however, is not a condition to the creation of the Series A-1 Preferred Stock or any series of AIR Preferred Stock if our stockholders approve Proposal No. 3 or Proposal No. 4, as applicable.

Anti-Takeover Effects of Blank Check Preferred Stock

The issuance of preferred stock could, under certain circumstances, have the effect of delaying or preventing a change of control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change of control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to make it more difficult to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage potential acquirers, and could therefore deprive stockholders of benefits they might otherwise obtain from an attempt by a third-party to acquire ownership or control of the Company, such as selling their shares at a premium over market price. Moreover, the issuance of such additional shares to persons friendly to our Board could make it more difficult to remove incumbent directors from office in the event such change were to be deemed advisable by the stockholders.

However, our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the request to authorize the blank check preferred stock is not being made as part of any plan by our Board to recommend or implement a series of anti-takeover measures.

While the amendment to our Articles of Incorporation may have anti-takeover consequences, our Board believes that the benefits it would confer on the Company outweigh any disadvantages. In addition to the enhanced ability to secure capital and finance acquisitions, as discussed above, the Company would gain a degree of protection from hostile takeovers that might be contrary to the interests of the Company and the stockholders. Our Board believes it is in the best interest of the Company and the stockholders to encourage potential acquirers to negotiate directly with our Board rather than taking unilateral action. Only when empowered to negotiate on behalf of the Company can our Board have the best possible opportunity to secure the terms that best serve the interests of the Company and the stockholders.

Interest of Certain Persons in Matters to Be Acted Upon

FNL holds a significant portion of the Convertible Debentures. Our former Chief Executive Officer and Chairman of the Board, Joe Hammer, serves as a managing member of the general partner of FNL and may be deemed to share voting and dispositive power over the shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock and AIR Preferred Stock. No other director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Procedure for Effecting Amendment to our Articles of Incorporation

If our stockholders approve this proposal, we will file the amendment to our Articles of Incorporation with the Nevada Secretary of State, without any further action of the stockholders. The amendment will become effective on the date of its filing with the Nevada Secretary of State, unless a different time is specified therein.

If our stockholders approve amending our Articles of Incorporation pursuant to Proposal No. 6 and Proposal No. 7, and if our Board determines to effectuate such approved amendments at the same time, we will file the proposed amendments to our Articles of Incorporation as a single Amended and Restated Articles of Incorporation with the Nevada Secretary of State. The approved amendments will become effective on the date of filing the Amended and Restated Articles of Incorporation with the Nevada Secretary of State unless a different time is specified therein.

Vote Required

This Proposal No. 7 will be approved if the affirmative vote of a majority of the voting power of the outstanding shares of our Common Stock approves this proposal. This proposal is considered a “non-routine” matter. A bank, broker, dealer, or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes will have the effect of a vote against Proposal No. 7.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVING AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO AUTHORIZE BLANK CHECK PREFERRED STOCK CONSISTING OF 20,000,000 SHARES OF PREFERRED STOCK.

PROXIES WILL BE VOTED “FOR” THIS PROPOSAL UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 8

AMENDMENT TO OUR 2021 INCENTIVE AWARD PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN BY 250,000

Our Board believes that granting long-term incentives in the form of equity-based awards is crucial for promoting our long-term financial growth and stability, thereby enhancing stockholder value. We are asking our stockholders to approve an amendment to our 2021 Plan (the “Plan Amendment”) for the primary purpose of increasing the number of shares of Common Stock authorized for issuance under the plan by 250,000 shares. The Board unanimously approved the Plan Amendment, subject to stockholder approval at the Annual Meeting.

If the Plan Amendment is approved, the total number of shares authorized for issuance under our 2021 Plan will increase by 250,000 shares from 113,485 shares to 363,485 shares. The Plan Amendment also amends the definition of “Overall Share Limit” in the 2021 Plan to simplify the provision and effect the 250,000 share increase and addresses some administrative matters. If the Plan Amendment is not approved, our 2021 Plan will remain in effect according to its current terms.

Purpose of Our 2021 Plan and Rationale For Plan Amendment

Our 2021 Plan was adopted in connection with our initial public offering and has served as a key component of our ability to attract and retain top talent by aligning the interests of employees, directors, and consultants with those of our stockholders. Our 2021 Plan provides for the issuance of stock options, SARs, restricted stock, RSUs, performance bonus awards, performance stock units, dividend equivalents and other stock- or cash-based awards (each, an “Award”).

On July 21, 2026, we effected a 1-for-12 reverse stock split of our issued and outstanding Common Stock (the “Reverse Stock Split”). The Reverse Stock Split, which was effected to comply with Nasdaq’s minimum bid price requirement, substantially reduced the number of shares of Common Stock available for issuance under our 2021 Plan. All of the share amounts set forth in this Proposal No. 8 have been adjusted to reflect the impact of the Reverse Stock Split, as applicable.

There were initially 537 shares of Common Stock reserved for issuance under our 2021 Plan, and stockholders approved an additional 208 and 62,500 shares of Common Stock for issuance under the 2021 Plan at our annual meetings of stockholders held in 2023 and 2025, respectively. In addition, under the “evergreen” provision of the 2021 Plan, the share reserve increases annually in an amount equal to 5% of the number of outstanding shares of Common Stock on December 31 of the immediately prior year. The number of shares of Common Stock available under our 2021 Plan will continue to increase in future years through January 31, 2031 pursuant to the evergreen provision, although the Reverse Stock Split significantly reduced our outstanding shares of Common Stock thereby reducing the impact of the evergreen provision.

As of September 3, 2026, there were an aggregate of 113,485 shares of Common Stock reserved for issuance under the 2021 Plan. No shares remain available for issuance as new Awards under the 2021 Plan.

Given our growth trajectory and need to remain competitive in attracting and retaining key talent, this limited remaining share reserve is insufficient to support our long-term equity compensation strategy. Equity awards are a central component of our compensation philosophy, and the proposed increase will restore our ability to grant equity awards at meaningful levels. Our Board believes it is in the best interest of our stockholders to seek an increase in the number of shares of our Common Stock authorized for issuance under our 2021 Plan so we can continue to motivate and incentivize eligible recipients, fulfill the objectives of our compensation strategy, and align the interests of plan participants with those of our stockholders.

In considering our recommendation to increase the number of shares of our Common Stock authorized for issuance under our 2021 Plan by 250,000 shares, our Board considered a number of factors, including: (i) the number of outstanding shares of our Common Stock, which has been reduced considerably as a result of the Reverse Stock Split; (ii) the significant reduction in the trading price and increased volatility of our Common Stock over the prior several years, which has caused the large majority of our outstanding stock options to be “out-of-the-money” and the shares underlying our previously granted RSUs to substantially decline in value; (iii) the significant reduction in our market capitalization over the prior several years, which requires a larger number of shares (on a percentage basis relative to outstanding shares) to be reserved for issuance under the 2021 Plan to achieve the same aggregate value of equity awards; and (iv) the need to attract, retain and incentivize new and existing officers, directors and employees, particularly at a time when we are expanding our business platform and rebuilding our Board and management team to achieve our evolving strategic objectives.

Our Board also took into account certain additional criteria relating to the potential impact of the Plan Amendment on our stockholders. For instance, our Board considered the amount of the proposed share increase relative to both the total number of shares of Common Stock outstanding, as well as our fully diluted shares of Common Stock, taking into account the potentially significant dilutive effect of the conversion of the Series A-1 Preferred Stock and AIR Preferred Stock, the payment of dividends on shares of Series A-1 Preferred Stock and AIR Preferred Stock, and the exercise of the Warrants.

In light of the foregoing, our Board believes the additional share request to be appropriate and necessary to meet the objectives of our equity compensation program, and to be in the best interest of our stockholders. The changes proposed to the definition of “Overall Share Limit” in the 2021 Plan will implement the share increase while simplifying the provision and bringing it in line with standard practice.

If this Proposal No. 8 is approved by our stockholders, we intend to register the shares of Common Stock available for issuance under our 2021 Plan on a registration statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”) as soon as reasonably practicable following receipt of approval.

The full text of the Plan Amendment is attached to this proxy statement as Appendix E and is incorporated herein by this reference.

Summary of Terms of 2021 Plan

The following is a summary of the terms of our 2021 Plan. The summary is not intended to be complete and should be read together with the 2021 Plan, which is attached to this proxy statement as Appendix E and incorporated herein by this reference.

Share Reserve

If the Plan Amendment is approved, it will result in an amendment to the definition of “Overall Share Limit” that will increase the total number of shares authorized for issuance under our 2021 Plan by 250,000 shares from 113,485 shares to 363,485 shares, while simplifying the provision. The proposed definition of “Overall Share Limit” is set forth in the Plan Amendment.

The following provisions of our 2021 may impact the number of shares reserved for issuance:

●	to the extent that an Award expires, lapses or is terminated, converted into an Award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged for cash, surrendered, repurchased or canceled, in any case, in a manner that results in the Company acquiring the underlying shares at a price not greater than the price paid by the participant or not issuing the underlying shares, such unused shares subject to the award at such time will be available for future grants under our 2021 Plan;

●	to the extent shares are tendered or withheld to satisfy the grant, exercise price or tax withholding obligation with respect to any Award under our 2021 Plan, such tendered or withheld shares will be available for future grants under our 2021 Plan;

●	to the extent shares subject to SARs are not issued in connection with the stock settlement of SARs on exercise thereof, such shares will be available for future grants under our 2021 Plan;

●	the payment of dividend equivalents in cash in conjunction with any outstanding Awards will not be counted against the shares available for issuance under our 2021 Plan; and

●	shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our future subsidiaries will not be counted against the shares available for issuance under our 2021 Plan.

Eligibility

Awards under our 2021 Plan may be granted to individuals who are then our officers, employees or consultants or are the officers, employees or consultants of certain of our future subsidiaries. Such awards also may be granted to our directors. However, only employees of the Company or certain of the Company’s future subsidiaries may be granted ISOs. As of September 3, 2026, there are two officers, 15 non-officer employees, and five directors eligible for participation in the 2021 Plan.

Administration

Our 2021 Plan is currently administered by our Compensation Committee unless our Board assumes authority for administration (the “Plan Administrator”). Our Board may delegate its powers to a committee, which, to the extent required to comply with Rule 16b-3 under the Exchange Act, is intended to be comprised of “non-employee directors” for purposes of the rule. Our 2021 Plan provides that our Board or Compensation Committee may delegate its authority to grant awards other than to individuals subject to Section 16 of the Exchange Act or to officers or directors to whom authority to grant awards has been delegated.

Subject to the terms and conditions of our 2021 Plan, the Plan Administrator has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of our 2021 Plan. The Plan Administrator is also authorized to adopt, amend or rescind rules relating to the administration of our 2021 Plan. Our Board may at any time remove our Compensation Committee as the administrator and revest in itself the authority to administer our 2021 Plan.

Awards

Our 2021 Plan provides that the Plan Administrator may grant or issue stock options, SARs, restricted stock, RSUs, performance bonus awards, performance stock units, other stock- or cash-based awards and dividend equivalents, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

ISOs. ISOs comply with the provisions of Section 422 of the Code and are subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, our 2021 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

Restricted Stock. Restricted Stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the Plan Administrator. Restricted stock typically may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of stock options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse; however, extraordinary dividends will generally be placed in escrow, and will not be released until restrictions are removed or expire.

RSUs. RSUs may be awarded to any eligible individual, typically without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance criteria established by the Plan Administrator. Like restricted stock, RSUs may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, stock underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

SARs. SARs may be granted in connection with stock options or other awards, or separately. SARs granted in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our Common Stock over a set exercise price. The exercise price of any SAR granted under our 2021 Plan must be at least 100% of the fair market value of a share of our Common Stock on the date of grant. SARs under our 2021 Plan will be settled in cash or shares of our Common Stock, or in a combination of both, at the election of the Plan Administrator.

Performance Bonus Awards and Performance Stock Units. Performance Bonus Awards and Performance Stock Units are denominated in cash or shares/unit equivalents, respectively, and may be linked to one or more performance or other criteria as determined by the Plan Administrator.

Other Stock- or Cash-Based Awards. Other stock- or cash-based awards are awards of cash, fully vested shares of our Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our Common Stock. Other stock- or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The Plan Administrator will determine the terms and conditions of other stock- or cash-based awards, which may include vesting conditions based on continued service, performance or other conditions.

Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our Common Stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are converted to cash or shares by such formula and such time as determined by the Plan Administrator. In addition, dividend equivalents with respect to an award subject to vesting will either (i) to the extent permitted by applicable law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related award.

Any Award may be granted as a performance award, meaning that the Award will be subject to vesting or payment based on the attainment of specified performance goals.

Adjustments of Awards

The Plan Administrator has broad discretion to take action under our 2021 Plan, as well as make adjustments to the terms and conditions of existing and future Awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our Common Stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations, and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the Plan Administrator will make equitable adjustments to our 2021 Plan and outstanding awards.

Change in Control

In the event of a change in control, unless the Plan Administrator elects to terminate an award in exchange for cash, rights or other property, or cause an award to accelerate in full prior to the change in control, such award will continue in effect or be assumed or substituted by the acquirer, provided that any performance-based portion of the award will be subject to the terms and conditions of the applicable award agreement. In the event the acquirer refuses to assume or replace awards granted, prior to the consummation of such transaction, awards issued under our 2021 Plan (other than any portion subject to performance-based vesting) will be subject to accelerated vesting such that 100% of such awards will become vested and exercisable or payable, as applicable. The Plan Administrator may also make appropriate adjustments to awards under our 2021 Plan and is authorized to provide for the acceleration, cash-out, termination, assumption, substitution or conversion of such awards in the event of a change in control or certain other unusual or nonrecurring events or transactions.

Amendment and Termination

The Plan Administrator may terminate, amend or modify our 2021 Plan, at any time and from time to time. However, we must generally obtain stockholder approval to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule), and generally no amendment may materially and adversely affect any outstanding award without the affected participant’s consent. Notwithstanding the foregoing, an Option may be amended to reduce the per share exercise price below the per share exercise price of such stock option on the grant date and stock options may be granted in exchange for, or in connection with, the cancellation or surrender of stock options having a higher per share exercise price without receiving additional stockholder approval.

No ISOs may be granted pursuant to our 2021 Plan after the tenth anniversary of the effective date of our 2021 Plan, and no additional annual share increases to our 2021 Plan’s aggregate share limit will occur from and after such anniversary. Any award that is outstanding on the termination date of our 2021 Plan will remain in force according to the terms of our 2021 Plan and the applicable award agreement.

Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences to us and participants in our 2021 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2021 Plan.

ISOs. A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any ISO is granted. If certain employment conditions are satisfied, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with the exercise of such stock option. Upon disposition of the shares after expiration of the statutory holding periods, any gain realized by a participant will be taxed as long-term capital gain and any loss sustained will be long-term capital loss, and we will not be entitled to a deduction in respect to such disposition. While no ordinary taxable income is recognized at exercise (unless there is a “disqualifying disposition,” see below), the excess of the fair market value of the shares over the stock option exercise price is a preference item that is recognized for alternative minimum tax purposes. Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (i.e., a “disqualifying disposition”), such participant will be considered to have realized as compensation taxed as ordinary income in the year of such disposition an amount, not exceeding the gain realized on such disposition, equal to the difference between the stock option exercise price and the fair market value of such shares on the date of exercise of such stock option. Generally, any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If a participant makes a “disqualifying disposition,” generally in the fiscal year of such “disqualifying disposition” we will be allowed a deduction for federal income tax purposes in an amount equal to the compensation realized by such participant.

Non-Qualified Stock Options. A participant will realize no taxable income at the time a non-qualified stock option is granted under our 2021 Plan, but generally at the time such non-qualified stock option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the stock option exercise price. Upon a disposition of such shares, the difference between the amount received and the fair market value on the date of exercise will generally be treated as a long-term or short-term capital gain or loss, depending on the holding period of the shares. We will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is considered to have realized ordinary income in connection with the exercise of the non-qualified stock option.

Restricted Stock. A participant receiving restricted stock may be taxed in one of two ways: the participant (i) pays tax when the restrictions lapse (i.e., with respect to the shares as they become vested) or (ii) makes an election under Section 83(b) of the Code to pay tax in the year the grant is made with respect to all of the shares subject to the grant. At either time the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and if granted to an employee, is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant makes an election under Section 83(b) of the Code to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until the recipient disposes of the stock, at which point any gain or loss will be short-term or long-term capital gain or loss, depending on the holding period of the stock prior to such disposition.

RSUs. In general, no taxable income is realized upon the grant of an RSU (which can be settled in cash or our common stock). The participant will generally include in ordinary income the fair market value of the award of stock (or cash, if cash settled) at the time shares of stock (or cash, if cash settled) are delivered to the participant or at the time the RSU vests. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

SARs. A grant of a SAR (which can be settled in cash or our Common Stock) has no federal income tax consequences at the time of grant. Upon the exercise of SARs, the value received is generally taxable to the recipient as ordinary income, and we generally will be entitled to a corresponding tax deduction.

Performance Bonus Awards and Performance Stock Units. The participant will not realize income when a performance award is granted (which can be settled in cash or our Common Stock), but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Other Stock- or Cash-Based Awards. The participant will not realize income when a stock bonus (which can be settled in cash or our Common Stock) is granted, but will realize ordinary income when shares (or cash, if cash settled) are transferred to him or her. The amount of such income will be equal to the fair market value of such transferred shares (or cash, if cash settled) on the date of transfer. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Withholding Tax Requirements. Whenever shares are to be issued in satisfaction of Awards granted under our 2021 Plan or the applicable tax event occurs, we may require the participant to remit to us an amount sufficient to satisfy applicable withholding tax requirements. Whenever payments in satisfaction of an Award are to be made in cash, such payment will be net of an amount sufficient to satisfy the applicable withholding tax requirements. Our Compensation Committee may require or permit the participant to satisfy applicable withholding tax requirements, in whole or in part by paying cash, electing to have us withhold otherwise deliverable cash or shares having a fair market value equal to the minimum statutory amount required to be withheld (or such other amount that will not cause an adverse accounting consequence or cost), delivering to us already-owned shares having a fair market value equal to the minimum amount required to be withheld or withholding from the proceeds of the sale of otherwise deliverable shares acquired pursuant to an award either through a voluntary sale or through a mandatory sale arranged by us.

Plan Benefits

During 2026, our Board approved grants consisting of an aggregate of 25,000 RSUs to our non-employee directors and 23,915 RSUs to executive and non-executive employees under our 2021 Plan. During 2026, no stock options have been granted under our 2021 Plan.

Pursuant to the New Non-Employee Director Compensation Policy, assuming we obtain stockholder approval of this Proposal No. 8, we will be obligated to issue annual awards of RSUs with a value of $60,000 on the date of the Annual Meeting to each of our non-employe directors who continue serve as a non-employee director immediately following the Annual Meeting.

Our Compensation Committee has broad discretion over the granting and amount of Awards under the 2021 Plan. As a result, except as discussed above, it is not possible to determine any additional benefits or amounts that will be received by any individual participant or group of participants in the future, other than those described above.

Vote Required

This Proposal No. 8 will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. This proposal is considered a “non-routine” matter. A bank, broker, dealer, or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal No. 8.

OUR BOARD RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR 2021 INCENTIVE AWARD PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE PLAN BY 250,000.

PROXIES WILL BE VOTED “FOR” THIS PROPOSAL UNLESS OTHERWISE SPECIFIED.

PROPOSAL NO. 9

TO APPROVE ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF ANY OR ALL PROPOSALS IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF SUCH ADJOURNMENT TO APPROVE ANY OR ALL SUCH PROPOSALS

General

In addition to Proposals Nos. 1 through 8, our stockholders are also being asked to approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of such Proposals, if there are not sufficient votes at the time of such adjournment to approve and adopt any or all of such Proposals (the “Adjournment Proposal”).

If the Adjournment Proposal is approved, the Annual Meeting could be successively adjourned to another date. In addition, the Board could postpone the Annual Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this proposal that is not shared by all of our other stockholders.

Vote Required

If a quorum is represented at the Annual Meeting, this Proposal No. 9 will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 9. If this proposal is considered a “routine” matter such that a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 9, we do not expect any broker non-votes to result for this Proposal No. 9.

If a quorum is not represented at the Annual Meeting, this Proposal No. 9 will be approved if a majority of the voting power of our Common Stock represented at the Annual Meeting, or the person presiding at the Annual Meeting, approves the proposal. In this case, abstentions will have the effect of a vote “AGAINST” Proposal No. 9. If this proposal is considered a “routine” matter such that a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 9, we do not expect any broker non-votes to result for this Proposal No. 9.

OUR BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF ANY OR ALL PROPOSALS IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF SUCH ADJOURNMENT TO APPROVE ANY OR ALL SUCH PROPOSALS.

PROXIES WILL BE VOTED “FOR” THIS PROPOSAL UNLESS OTHERWISE SPECIFIED.

ADDITIONAL INFORMATION

Stockholder Proposals and Director Nominations for 2027 Annual Meeting

Proposals or director nominations by stockholders intended to be presented at our 2027 Annual Meeting and included in our proxy statement and form of proxy relating to that meeting must be delivered to our principal executive offices located at 2025 SW Deerhound Avenue, Redmond, Oregon 97756 no later than May 7, 2027. In order to be included in our proxy statement, any such proposal or director nomination must comply with applicable SEC rules.

Proposals or director nominations by stockholders intended to be considered at the 2027 Annual Meeting without including any such proposal or director nomination in our proxy statement and form of proxy relating to that meeting must be delivered to our principal executive offices no earlier than the close of business on August 6, 2027 (the 90th day prior to the first anniversary of the Annual Meeting), and no later than the close of business on September 5, 2027 (the 60th day prior to the first anniversary of the Annual Meeting). In order to make a proposal at the 2027 Annual Meeting, any such proposal or director nomination must comply with our Bylaws.

In addition to satisfying the foregoing requirements of our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 5, 2027 (the 60th day prior to the first anniversary of the Annual Meeting).

Appraisal Rights

The Company’s stockholders do not have appraisal rights under Nevada law or under the governing documents of the Company with respect to the matters to be voted upon at the Annual Meeting.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Form 4) with respect to our equity securities with the SEC. Based on our review of the copies of such forms filed with the SEC and the written representations of the Reporting Persons received by us, we believe that during the fiscal year ended December 31, 2025, the following late filings occurred: one late Form 3 filing for each of Joseph Hammer and Shawna Bowin, and one late Form 4 filing for each of Brian Schaffner, Carson Heagen, and Shawna Bowin, in each case covering one transaction.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of our annual report and proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is also permissible under the Nevada Revised Statutes and potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single copy of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders by written or oral request, after which we will promptly deliver a separate copy of our proxy materials to one or more stockholders at a shared address to which a single copy of our proxy materials was delivered. Once you have received notice from your broker or bank that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy materials, please notify your broker or bank. If you are a record holder, you may call Broadridge at (800) 542-1061 or submit a request in writing to Broadridge Financial Solutions, Inc., Householding Department at 51 Mercedes Way, Edgewood, New York, 11717. Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request householding of their communications should contact their broker or bank. Stockholders of record can contact Broadridge at the telephone number or address listed above.

No Incorporation by Reference

References to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this Proxy Statement. Information on our website, other than our Proxy Statement, Notice of Annual Meeting of Stockholders and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

Disclaimer

This Proxy Statement may contain statements regarding future individual and Company performance targets and Company performance goals. These targets and Company performance goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

By Order of the Board,

/s/ Kevin Sellers

Kevin Sellers

President and Chief Executive Officer

Redmond, Oregon

September 4, 2026

APPENDIX A

expion ENERGY, inc.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES A-1 8% CONVERTIBLE PREFERRED STOCK

The undersigned, [__________], does hereby certify that:

1.       [_____] is the [__________] of [_____], a Nevada corporation (the “Corporation”).

2.       The following resolutions were duly adopted by the board of directors of the Corporation:

WHEREAS, the Articles of Incorporation of the Corporation (as amended, the “Articles”) authorize the issuance of up to 20,000,000 shares of preferred stock, par value $0.001 per share, issuable from time to time by the Corporation in one or more series and for such consideration as shall be determined by the board of directors of the Corporation (the “Board of Directors”), of which no shares of preferred stock have been issued; and

WHEREAS, the shareholders of the Corporation previously authorized the Board of Directors, pursuant to an amendment to the Articles, to designate the voting powers, designations, preferences, limitations, restrictions and relative rights of the Preferred Stock, and based on such authority, the Board of Directors now desires to designate a series of the Preferred Stock and to determine the consideration to be paid for the preferred stock.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property of the Corporation, and does hereby designate the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF SERIES A-1 PREFERRED STOCK

Section 1.       Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Applicable Conversion Price” shall have the meaning set forth in Section 7(b).

“Attribution Parties” shall have the meaning set forth in Section 6(d).

“Base Conversion Price” shall have the meaning set forth in Section 7(b).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day.

“Buy-In” shall have the meaning set forth in Section 6(c).

“Closing” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Corporation, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means, with respect to the particular conversion of Preferred Stock at issue, the “Stated Value of shares of Preferred Stock to be Converted” as reflected on the Notice of Conversion for such conversion.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Failure” shall have the meaning set forth in Section 6(c).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Dilutive Issuance” shall have the meaning set forth in Section 7(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 7(b).

“Distribution” shall have the meaning set forth in Section 7(d).

“Dividend Conversion Rate” means the lesser of (a) the Conversion Price or (b) 90% of the arithmetic average of the three (3) lowest VWAPs during the five (5) Trading Days prior to the applicable Dividend Payment Date provided that the Dividend Conversion Rate shall not be less than the Floor Price.

“Dividend Conversion Shares” shall have the meaning set forth in Section 3(a).

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Dividend Share Amount” shall have the meaning set forth in Section 3(a).

“Economic Difference” shall have the meaning set forth in Section 7(b).

“Effective Date” means the date that the Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Equity Conditions” means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (b) the Corporation shall have paid all amounts owing to the applicable Holder in respect of such Holder’s shares of Preferred Stock, (c)(i) there is an effective Registration Statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable in lieu of cash payments of dividends pursuant to Section 3, or (ii) all of the shares issuable in lieu of cash payments of dividends pursuant to Section 3 may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by counsel to the Corporation, (d) the Common Stock is trading on a Trading Market, (e) there is a sufficient number of authorized, but unissued and otherwise unreserved shares of Common Stock issuable in lieu of cash payments of dividends pursuant to Section 3, (f) the issuance of the shares in question to the applicable Holder would not violate the limitations set forth in Section 6(d) and Section 6(e) herein, (g) there has been no public announcement of a pending or proposed Fundamental Transaction that has not been consummated, and (h) the applicable Holder is not in possession of any material non-public information regarding the Corporation.

“Excess Shares” shall have the meaning set forth in Section 6(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“First Closing Date” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Floor Price” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning set forth in Section 2.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business) evidenced by bonds, debentures, notes, loan agreements or similar instruments, (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Corporation’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP.

“Issuable Maximum” shall have the meaning set forth in Section 1.1 of the Purchase Agreement.

“Junior Securities” means the Common Stock and all other capital stock of the Corporation other than those shares of capital stock of the Corporation which are explicitly senior to or pari passu with the Preferred Stock in dividend rights or liquidation preference.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 11(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Permitted Indebtedness” means (a) the Indebtedness existing on the Original Issue Date and set forth on Schedule 3.1(bb) attached to the Purchase Agreement and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (b) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business, (c) Indebtedness (i) resulting from a bank or other financial institution honoring a check, draft or similar instrument in the ordinary course of business or (ii) arising under or in connection with cash management services in the ordinary course of business, (d) Indebtedness consisting of the financing of insurance premiums payable within one (1) year, and (e) lease obligations and purchase money indebtedness incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Corporation’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Corporation’s business, and which (i) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation, or (ii) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) pledges or deposits in the ordinary course of business in connection with (i) workers’ compensation, unemployment insurance and other social security legislation, and (ii) public utility services provided to the Corporation, (d) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (e) easements, rights-of-way, restrictions and other similar encumbrances affecting real property that, in the aggregate, are not substantial in amount, and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Corporation, and any zoning or similar law or right reserved to or vested in any governmental authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Corporation, (f) any interest or title of a lessor, sublessor, licensor or sublicensor under leases or licenses that are entered into in the ordinary course of business, (g) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business that do not (i) interfere in any material respect with the ordinary conduct of the business of the Corporation, or (ii) secure any Indebtedness, Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business, (h) any Lien existing on any property or asset prior to the acquisition thereof by the Corporation or existing on any property or asset of any Person that becomes a subsidiary of the Corporation after the date of the Purchase Agreement prior to the time such Person becomes a subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Corporation or any subsidiary and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof, (i) Liens incurred in connection with Permitted Indebtedness under clause (a) thereunder, and (j) Liens incurred in connection with Permitted Indebtedness under clause (e) thereunder, provided that such Liens are not secured by assets of the Corporation other than the assets so acquired or leased.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Prepayment Election” shall have the meaning set forth in Section 6(c).

“Purchase Agreement” means the Securities Purchase Agreement, dated as of August 21, 2026, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date of the Purchase Agreement, among the Corporation and the original Holders, in the form of Exhibit C attached to the Purchase Agreement.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares and the Warrant Shares by each Holder as provided for in the Registration Rights Agreement.

“Required Holders” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 7(b).

“Shareholder Approval” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Subscription Amount” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Successor Entity” shall have the meaning set forth in Section 7(e).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Registration Rights Agreement, the Warrants, all exhibits and schedules hereto and thereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock, and issued and issuable in payment of dividends on the Preferred Stock in accordance with the terms of this Certificate of Designation.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.13(b) of the Purchase Agreement.

“VWAP” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Warrants” means, collectively, the Common Stock Purchase Warrants to purchase shares of Common Stock delivered to the Holders on the First Closing Date in accordance with Section 2.2(a) of the Purchase Agreement, in the form of Exhibit D attached to the Purchase Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

Section 2.       Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series A-1 8% Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to 9,000 (which shall not be subject to increase without the written consent of the holders of a majority of the then outstanding shares of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1,000, subject to increase as set forth in Section 7(b) below (the “Stated Value”).

Section 3.       Dividends.

a)          Dividends in Cash or in Kind. From and after the one year anniversary of the Original Issue Date, Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 8% per annum, payable quarterly on January 1, April 1, July 1 and October 1 (any such payment date, the “Dividend Payment Date”) in cash, or at the Corporation’s option provided that the Equity Conditions are then met, in duly authorized, validly issued, fully paid and non-assessable registered shares of Common Stock as set forth in this Section 3(a) or a combination thereof (the dollar amount to be paid in shares of Common Stock, the “Dividend Share Amount”). If any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day. In addition, as a condition to paying dividends in shares of Common Stock, as to such Dividend Payment Date, but not more than five (5) Trading Days prior to such Dividend Payment Date, the Corporation shall have delivered to each Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such Dividend Share Amount equal to the quotient of (x) the applicable Dividend Share Amount divided by (y) the Dividend Conversion Rate in effect as of the Dividend Payment Date or, if the Dividend Payment Date is not a Trading Day, the most recent Trading Day preceding such Dividend Payment Date (the “Dividend Conversion Shares”). The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 6.

b)          Dividend Calculations. Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the one year anniversary of the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Payment of dividends in shares of Common Stock shall otherwise occur pursuant to Section 6(c)(i) herein and, solely for purposes of the payment of dividends in shares, the Dividend Payment Date shall be deemed the Conversion Date. Dividends shall cease to accrue with respect to any Preferred Stock converted upon the delivery of the Conversion Shares in accordance with Section 6(c)(i) herein. Except as otherwise provided herein, if at any time the Corporation pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Preferred Stock held by each Holder on such Dividend Payment Date.

c)          Late Fees. Any dividends, whether paid in cash or shares of Common Stock (or a combination thereof), that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 15% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment in full.

d)          Other Securities. So long as any Preferred Stock shall remain outstanding, the Corporation shall not, directly or indirectly, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities. So long as any Preferred Stock shall remain outstanding, the Corporation shall not, directly or indirectly, pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Preferred Stock.

Section 4.       Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights.

Section 5.        Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. Upon payment of the full preferential amounts set forth above in respect of a share of Preferred Stock, such share of Preferred Stock shall be immediately surrendered and cancelled without any further action on the part of the Corporation or the Holder thereof. A Fundamental Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.        Conversion.

a)          Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) and Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by .pdf via email such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be cancelled and shall not be reissued.

b)          Conversion Price. The conversion price for the Preferred Stock shall equal $4.25, subject to adjustment herein (the “Conversion Price”).

c)	Mechanics of Conversion.

i.           Delivery of Conversion Shares Upon Conversion. Not later than the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock which, on or after the earlier of (i) the six month anniversary of the Original Issue Date, or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement, or as a result of the Holder being deemed an Affiliate of the Corporation), and (B) a bank check or wire transfer in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). The Corporation shall deliver the Conversion Shares required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company’s Fast Automated Securities Transfer Program (“FAST”) or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

ii.          Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, if the Transfer Agent is not participating in FAST, to issue and deliver to the Holder (or its designee) a certificate for the number of Conversion Shares to which the Holder is entitled and register such Conversion Shares on the Corporation’s register of members or, if the Transfer Agent is participating in FAST, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Conversion Shares to which the Holder is entitled upon the Holder’s conversion of the Preferred Stock (as the case may be) (a “Conversion Failure”), then the Holder may by written notice to the Corporation (in lieu of receiving the Conversion Shares subject to such Conversion Failure), require the Corporation to prepay, in cash, up to 20% of the Conversion Amount subject to such Conversion Failure at a prepayment price equal to 110% of the Conversion Amount subject to such Conversion Failure (a “Prepayment Election”). In the event of a Conversion Failure, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of the Conversion Shares subject to such Conversion Failure, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion, provided, however, that the Holder shall not be entitled to rescind such Conversion as to any portion of the Conversion Amount for which the Holder has made a Prepayment Election and such payment has been made by the Corporation.

iii.         Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. In the event of a Conversion Failure, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day after the Share Delivery Date) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion; provided, however, that (i) such liquidated damages shall not exceed 10% of the applicable Conversion Amount, and (ii) such liquidated damages shall not apply to or be payable in respect of any Conversion Amount for which the Holder has made a Prepayment Election. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iv.         Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and the Holder has not rescinded such conversion pursuant to Section 6(c)(ii), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver the Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v.          Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will reserve and keep available out of its duly authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), the maximum number of shares of Common Stock then available for such purpose and, from and after the date on which the Corporation has a sufficient number of authorized and unissued shares of Common Stock available therefor, including following receipt of the Shareholder Approval (as defined in the Purchase Agreement) and the effectiveness of any related amendment to the Corporation’s articles of incorporation, not less than such aggregate number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock and payment of dividends hereunder. If at any time the Corporation does not have a sufficient number of authorized and unissued shares of Common Stock available to reserve the number of shares of Common Stock required to be reserved pursuant to this Section, the Corporation shall use commercially reasonable efforts to obtain the Shareholder Approval and take such other corporate action as may be necessary to increase its authorized shares of Common Stock or otherwise make a sufficient number of shares of Common Stock available for such purpose, in each case subject to the terms and conditions set forth in Section 4.11 of the Purchase Agreement. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi.         Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Preferred Stock.

vii.        Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

d)         Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock and the Warrants) beneficially owned by such Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination provided that for purposes of this Section 6(d), the Holder shall be entitled to rely on: (i) the Corporation’s most recent periodic or annual report filed with the Commission, (ii) a more recent public announcement by the Corporation, or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder.  Upon the request of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock and the Warrants, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. In the event that the issuance of shares of Common Stock to the Holder upon conversion of the Preferred Stock results in the Holder together with any Affiliates and Attribution Parties being deemed to beneficially own, in the aggregate, a number of outstanding shares of Common Stock in excess of the Beneficial Ownership Limitation, the number of shares so issued by which the Holder’s together with any of its Affiliates’ and Attribution Parties’ aggregate beneficial ownership of shares of Common Stock exceeds the Beneficial Ownership Limitation (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or transfer the Excess Shares. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

e)      Issuance Limitations. Notwithstanding anything herein to the contrary, if the Corporation has not obtained Shareholder Approval, then the Corporation may not issue, upon conversion of the Preferred Stock, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the Original Issue Date and prior to such Conversion Date (i) in connection with any conversion of Preferred Stock issued pursuant to the Purchase Agreement, and (ii) in connection with the exercise of any Warrants issued pursuant to the Purchase Agreement, would exceed the Issuable Maximum (as defined in the Purchase Agreement). Each Holder shall be entitled to its respective pro rata portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the original Stated Value of such Holder’s Preferred Stock by (y) the aggregate Stated Value of all Preferred Stock issued on the Original Issue Date to all Holders. In addition, each Holder may allocate its pro-rata portion of the Issuable Maximum among Preferred Stock and Warrants held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Holder no longer holds any Preferred Stock or Warrants and the amount of shares issued to such Holder pursuant to such Holder’s Preferred Stock and Warrants was less than such Holder’s pro-rata share of the Issuable Maximum.

Section 7.       Certain Adjustments. The Conversion Price shall be subject to adjustment from time-to-time as follows:

a)      Stock Dividends and Stock Splits. If, at any time while any shares of the Preferred Stock remain outstanding, the Corporation: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock, the Warrant Shares, and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities or to extend the term of such securities), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)      Subsequent Equity Sales. If, at any time subsequent to the First Closing Date, and while any shares of Preferred Stock remain outstanding, the Corporation sells or grants any option to purchase, or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and any such issuance, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Conversion Price shall be reduced to equal the Base Conversion Price, provided that the Base Conversion Price shall not be less than the Floor Price. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of an Exempt Issuance. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion. If the Company receives a Conversion Notice at a time at which the applicable Conversion Price then in effect (without regard to the Floor Price) is lower than the Floor Price then in effect (such amount, the “Applicable Conversion Price”), the Company shall, in its sole discretion, either (i) reduce the Floor Price to the Applicable Conversion Price and allow such conversion to be made at the Applicable Conversion Price, or (ii) issue a number of shares of Common Stock equal to the Conversion Amount divided by the Floor Price (without adjusting to the Applicable Conversion Price) and either (A) pay the Economic Difference in cash or (B) add the Economic Difference to the Stated Value of the Holder’s shares of Preferred Stock that remain unconverted following such conversion. For purposes of this section, “Economic Difference” shall be equal to (A) the number of shares of Common Stock that would have been delivered upon conversion of the Conversion Amount at the Applicable Conversion Price, minus (B) the number of shares of Common Stock actually delivered upon conversion of the Conversion Amount at the Floor Price, multiplied by (C) the lower of (1) the daily VWAP of the Common Stock on the Conversion Date, and (2) the Applicable Conversion Price, as reflected in the following formula: ((A - B) * C).

c)      Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d)      Pro Rata Distributions. If, at any time while any shares of the Preferred Stock remain outstanding, the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e)         Fundamental Transaction. If, at any time while any shares of Preferred Stock remain outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the Conversion Price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such Conversion Price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

f)          Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)         Notice to the Holders.

i.          Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.         Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered by email to each Holder at its last email address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8.       Reserved.

Section 9.       Negative Covenants. As long as at least 2,250 shares of Preferred Stock are outstanding, unless the Required Holders shall have otherwise given prior written consent, the Corporation shall not directly or indirectly:

a)      other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness;

b)      other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c)       amend its charter documents, including, without limitation, its articles of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holders, including authorizing or creating any class of capital stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or pari passu with, the Preferred Stock, provided that nothing herein shall limit the Corporation’s right to file additional Certificates of Designation to designate the rights, preferences, restrictions and other matters relating to one or more additional series of Preferred Stock as contemplated by the terms of the Purchase Agreement;

d)       repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, Common Stock Equivalents or Junior Securities, other than as to (i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Corporation, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors for so long as the Preferred Stock is outstanding;

e)       pay cash dividends or distributions on Junior Securities of the Corporation;

f)        enter into any transaction with any Affiliate of the Corporation which would be required to be disclosed in any public filing with the Commission (as determined by counsel to the Corporation), unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Corporation (even if less than a quorum otherwise required for Board approval);

g)       sell, lease, license, assign, transfer, spin-off, split-off, convey or otherwise dispose of any assets or rights of the Company owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company in the ordinary course of business consistent with its past practice, (ii) sales of inventory and products in the ordinary course of business, and (iii) sales of unwanted or obsolete assets; or

h)       enter into any agreement with respect to any of the foregoing.

Section 10.       Reserved.

Section 11.      Miscellaneous.

a)       Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by e-mail attachment, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Chief Financial Officer, e-mail address CFO@expion360.com, or such other e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by e-mail attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Corporation, or if no such e-mail address or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via e-mail attachment at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via e-mail attachment at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)          Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)          Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d)          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. All legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). The Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. The Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If the Corporation or any Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e)          Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing. Except as otherwise provided herein, any of the powers, designations, preferences, rights and other terms of the Preferred Stock may be waived on behalf of all holders of Preferred Stock by the affirmative vote or written consent of the Requisite Holders.

f)           Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)          Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)          Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i)           Status of Converted or Redeemed Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A-1 8% Preferred Stock.

j)           Successors and Assigns. Subject to compliance with any applicable securities laws and Section 4.1 of the Purchase Agreement, the Preferred Stock and all rights arising therefrom or relating thereto (including, without limitation, any registration rights) are transferable, in whole or in part, by the Holder in the manner and to the Persons as permitted under Section 5.7 of the Purchase Agreement.

* * * * *

RESOLVED, FURTHER, that the Chief Executive Officer, Chief Financial Officer, and the Secretary or any Assistant Secretary, of the Corporation be, and each of them hereby is authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Nevada law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this [___] day of [_____] 2026.

Name:
Title:

ANNEX A

NOTICE OF CONVERSION

[***]

APPENDIX B

expion ENERGY, inc.

FORM OF

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

[_____] CONVERTIBLE PREFERRED STOCK

The undersigned, [_____], does hereby certify that:

1.       [_____] is the [_____] of Expion Energy, Inc., a Nevada corporation (the “Corporation”).

2.       The following resolutions were duly adopted by the board of directors of the Corporation:

WHEREAS, the Articles of Incorporation of the Corporation (as amended, the “Articles”) authorize the issuance of up to 20,000,000 shares of preferred stock, par value $0.001 per share, issuable from time to time by the Corporation in one or more series and for such consideration as shall be determined by the board of directors of the Corporation (the “Board of Directors”), of which [_____]shares of preferred stock have been issued.

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property of the Corporation, and does hereby designate the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF [_____]PREFERRED STOCK

Section 1.      Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(e).

“Attribution Parties” shall have the meaning set forth in Section 6(d).

“Base Conversion Price” shall have the meaning set forth in Section 7(b).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day.

“Buy-In” shall have the meaning set forth in Section 6(c).

“Closing” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Corporation, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means, with respect to the particular conversion of Preferred Stock at issue, the “Stated Value of shares of Preferred Stock to be Converted” as reflected on the Notice of Conversion for such conversion.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Failure” shall have the meaning set forth in Section 6(c).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Dilutive Issuance” shall have the meaning set forth in Section 7(b).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 7(b).

“Distribution” shall have the meaning set forth in Section 7(d).

“Dividend Conversion Rate” means the lesser of (a) the Conversion Price or (b) 90% of the arithmetic average of the three (3) lowest VWAPs during the five (5) Trading Days prior to the applicable Dividend Payment Date provided that the Dividend Conversion Rate shall not be less than the Floor Price.

“Dividend Conversion Shares” shall have the meaning set forth in Section 3(a).

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Dividend Share Amount” shall have the meaning set forth in Section 3(a).

“Effective Date” means the date that the Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Equity Conditions” means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (b) the Corporation shall have paid all amounts owing to the applicable Holder in respect of such Holder’s shares of Preferred Stock, (c)(i) there is an effective Registration Statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable in lieu of cash payments of dividends pursuant to Section 3, or (ii) all of the shares issuable in lieu of cash payments of dividends pursuant to Section 3 may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by counsel to the Corporation, (d) the Common Stock is trading on a Trading Market, (e) there is a sufficient number of authorized, but unissued and otherwise unreserved shares of Common Stock issuable in lieu of cash payments of dividends pursuant to Section 3, (f) the issuance of the shares in question to the applicable Holder would not violate the limitations set forth in Section 6(d) and Section 6(e) herein, (g) there has been no public announcement of a pending or proposed Fundamental Transaction that has not been consummated, and (h) the applicable Holder is not in possession of any material non-public information regarding the Corporation.

“Excess Shares” shall have the meaning set forth in Section 6(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“First Closing Date” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Floor Price” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Fundamental Transaction” shall have the meaning set forth in Section 7(e).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning set forth in Section 2.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business) evidenced by bonds, debentures, notes, loan agreements or similar instruments, (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Corporation’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP.

“Issuable Maximum” shall have the meaning set forth in Section 1.1 of the Purchase Agreement.

“Junior Securities” means the Common Stock and all other capital stock of the Corporation other than those shares of capital stock of the Corporation which are explicitly senior to or pari passu with the Preferred Stock in dividend rights or liquidation preference.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 11(d).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Permitted Indebtedness” means (a) the Indebtedness existing on the Original Issue Date and set forth on Schedule 3.1(bb) attached to the Purchase Agreement and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (b) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business, (c) Indebtedness (i) resulting from a bank or other financial institution honoring a check, draft or similar instrument in the ordinary course of business or (ii) arising under or in connection with cash management services in the ordinary course of business, (d) Indebtedness consisting of the financing of insurance premiums payable within one (1) year, and (e) lease obligations and purchase money indebtedness incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Corporation’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Corporation’s business, and which (i) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation, or (ii) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) pledges or deposits in the ordinary course of business in connection with (i) workers’ compensation, unemployment insurance and other social security legislation, and (ii) public utility services provided to the Corporation, (d) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (e) easements, rights-of-way, restrictions and other similar encumbrances affecting real property that, in the aggregate, are not substantial in amount, and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Corporation, and any zoning or similar law or right reserved to or vested in any governmental authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Corporation, (f) any interest or title of a lessor, sublessor, licensor or sublicensor under leases or licenses that are entered into in the ordinary course of business, (g) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business that do not (i) interfere in any material respect with the ordinary conduct of the business of the Corporation, or (ii) secure any Indebtedness, Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business, (h) any Lien existing on any property or asset prior to the acquisition thereof by the Corporation or existing on any property or asset of any Person that becomes a subsidiary of the Corporation after the date of the Purchase Agreement prior to the time such Person becomes a subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Corporation or any subsidiary and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof, (i) Liens incurred in connection with Permitted Indebtedness under clause (a) thereunder, and (j) Liens incurred in connection with Permitted Indebtedness under clause (e) thereunder, provided that such Liens are not secured by assets of the Corporation other than the assets so acquired or leased.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Prepayment Election” shall have the meaning set forth in Section 6(c).

“Purchase Agreement” means the Securities Purchase Agreement, dated as of August 21, 2026, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date of the Purchase Agreement, among the Corporation and the original Holders, in the form of Exhibit C attached to the Purchase Agreement.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares and the Warrant Shares by each Holder as provided for in the Registration Rights Agreement.

“Required Holders” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 7(b).

“Shareholder Approval” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Subscription Amount” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Successor Entity” shall have the meaning set forth in Section 7(e).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Registration Rights Agreement, the Warrants, all exhibits and schedules hereto and thereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock, and issued and issuable in payment of dividends on the Preferred Stock in accordance with the terms of this Certificate of Designation.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.13(b) of the Purchase Agreement.

“VWAP” shall have the meaning ascribed to such term in Section 1.1 of the Purchase Agreement.

“Warrants” means, collectively, the Common Stock Purchase Warrants to purchase shares of Common Stock delivered to the Holders on the First Closing Date in accordance with Section 2.2(a) of the Purchase Agreement, in the form of Exhibit D attached to the Purchase Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

Section 2.      Designation, Amount and Par Value. The series of preferred stock shall be designated as its [_____]Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be up to [_____] (which shall not be subject to increase without the written consent of the holders of a majority of the then outstanding shares of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)). Each share of Preferred Stock shall have a par value of $0.001 per share and a stated value equal to $1,000, subject to increase as set forth in Section 7(b) below (the “Stated Value”).

Section 3.       Dividends.

a)            Dividends in Cash or in Kind. From and after the one year anniversary of the Original Issue Date, Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 8% per annum, payable quarterly on January 1, April 1, July 1 and October 1 (any such payment date, the “Dividend Payment Date”) in cash, or at the Corporation’s option provided that the Equity Conditions are then met, in duly authorized, validly issued, fully paid and non-assessable registered shares of Common Stock as set forth in this Section 3(a) or a combination thereof (the dollar amount to be paid in shares of Common Stock, the “Dividend Share Amount”). If any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day. In addition, as a condition to paying dividends in shares of Common Stock, as to such Dividend Payment Date, but not more than five (5) Trading Days prior to such Dividend Payment Date, the Corporation shall have delivered to each Holder’s account with The Depository Trust Company a number of shares of Common Stock to be applied against such Dividend Share Amount equal to the quotient of (x) the applicable Dividend Share Amount divided by (y) the Dividend Conversion Rate in effect as of the Dividend Payment Date or, if the Dividend Payment Date is not a Trading Day, the most recent Trading Day preceding such Dividend Payment Date (the “Dividend Conversion Shares”). The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 6.

b)            Dividend Calculations. Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the one year anniversary of the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Payment of dividends in shares of Common Stock shall otherwise occur pursuant to Section 6(c)(i) herein and, solely for purposes of the payment of dividends in shares, the Dividend Payment Date shall be deemed the Conversion Date. Dividends shall cease to accrue with respect to any Preferred Stock converted upon the delivery of the Conversion Shares in accordance with Section 6(c)(i) herein. Except as otherwise provided herein, if at any time the Corporation pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Preferred Stock held by each Holder on such Dividend Payment Date.

c)            Late Fees. Any dividends, whether paid in cash or shares of Common Stock (or a combination thereof), that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 15% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment in full.

d)            Other Securities. So long as any Preferred Stock shall remain outstanding, the Corporation shall not, directly or indirectly, redeem, purchase or otherwise acquire directly or indirectly any Junior Securities. So long as any Preferred Stock shall remain outstanding, the Corporation shall not, directly or indirectly, pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Preferred Stock.

Section 4.       Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights.

Section 5.      Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under this Certificate of Designation, for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. Upon payment of the full preferential amounts set forth above in respect of a share of Preferred Stock, such share of Preferred Stock shall be immediately surrendered and cancelled without any further action on the part of the Corporation or the Holder thereof. A Fundamental Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6.      Conversion.

a)             Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) and Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by .pdf via email such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be cancelled and shall not be reissued.

b)            Conversion Price. The conversion price for the Preferred Stock shall equal $[_____], subject to adjustment herein (the “Conversion Price”).

c)	Mechanics of Conversion.

viii.             Delivery of Conversion Shares Upon Conversion. Not later than the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) the number of Conversion Shares being acquired upon the conversion of the Preferred Stock which, on or after the earlier of (i) the six month anniversary of the Original Issue Date, or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement, or as a result of the Holder being deemed an Affiliate of the Corporation), and (B) a bank check or wire transfer in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). The Corporation shall deliver the Conversion Shares required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company’s Fast Automated Securities Transfer Program (“FAST”) or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

ii.             Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, if the Transfer Agent is not participating in FAST, to issue and deliver to the Holder (or its designee) a certificate for the number of Conversion Shares to which the Holder is entitled and register such Conversion Shares on the Corporation’s register of members or, if the Transfer Agent is participating in FAST, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Conversion Shares to which the Holder is entitled upon the Holder’s conversion of the Preferred Stock (as the case may be) (a “Conversion Failure”), then the Holder may by written notice to the Corporation (in lieu of receiving the Conversion Shares subject to such Conversion Failure), require the Corporation to prepay, in cash, up to 20% of the Conversion Amount subject to such Conversion Failure at a prepayment price equal to 110% of the Conversion Amount subject to such Conversion Failure (a “Prepayment Election”). In the event of a Conversion Failure, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of the Conversion Shares subject to such Conversion Failure, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion, provided, however, that the Holder shall not be entitled to rescind such Conversion as to any portion of the Conversion Amount for which the Holder has made a Prepayment Election and such payment has been made by the Corporation.

iii.             Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. In the event of a Conversion Failure, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day after the Share Delivery Date) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion; provided, however, that (i) such liquidated damages shall not exceed 10% of the applicable Conversion Amount, and (ii) such liquidated damages shall not apply to or be payable in respect of any Conversion Amount for which the Holder has made a Prepayment Election. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

iv.             Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and the Holder has not rescinded such conversion pursuant to Section 6(c)(ii), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver the Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v.             Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will reserve and keep available out of its duly authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), the maximum number of shares of Common Stock then available for such purpose and, from and after the date on which the Corporation has a sufficient number of authorized and unissued shares of Common Stock available therefor, including following receipt of the Shareholder Approval (as defined in the Purchase Agreement) and the effectiveness of any related amendment to the Corporation’s articles of incorporation, not less than such aggregate number of shares of Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock and payment of dividends hereunder. If at any time the Corporation does not have a sufficient number of authorized and unissued shares of Common Stock available to reserve the number of shares of Common Stock required to be reserved pursuant to this Section, the Corporation shall use commercially reasonable efforts to obtain the Shareholder Approval and take such other corporate action as may be necessary to increase its authorized shares of Common Stock or otherwise make a sufficient number of shares of Common Stock available for such purpose, in each case subject to the terms and conditions set forth in Section 4.11 of the Purchase Agreement. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi.             Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Preferred Stock.

vii.             Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

d)             Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock and the Warrants) beneficially owned by such Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination provided that for purposes of this Section 6(d), the Holder shall be entitled to rely on: (i) the Corporation’s most recent periodic or annual report filed with the Commission, (ii) a more recent public announcement by the Corporation, or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder.  Upon the request of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock and the Warrants, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be [_____]% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. In the event that the issuance of shares of Common Stock to the Holder upon conversion of the Preferred Stock results in the Holder together with any Affiliates and Attribution Parties being deemed to beneficially own, in the aggregate, a number of outstanding shares of Common Stock in excess of the Beneficial Ownership Limitation, the number of shares so issued by which the Holder’s together with any of its Affiliates’ and Attribution Parties’ aggregate beneficial ownership of shares of Common Stock exceeds the Beneficial Ownership Limitation (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or transfer the Excess Shares. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

e)       Issuance Limitations. Notwithstanding anything herein to the contrary, if the Corporation has not obtained Shareholder Approval, then the Corporation may not issue, upon conversion of the Preferred Stock, a number of shares of Common Stock which, when aggregated with any shares of Common Stock issued on or after the Original Issue Date and prior to such Conversion Date (i) in connection with any conversion of Preferred Stock issued pursuant to the Purchase Agreement, and (ii) in connection with the exercise of any Warrants issued pursuant to the Purchase Agreement, would exceed the Issuable Maximum (as defined in the Purchase Agreement). Each Holder shall be entitled to its respective pro rata portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the original Stated Value of such Holder’s Preferred Stock by (y) the aggregate Stated Value of all Preferred Stock issued on the Original Issue Date to all Holders. In addition, each Holder may allocate its pro-rata portion of the Issuable Maximum among Preferred Stock and Warrants held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Holder no longer holds any Preferred Stock or Warrants and the amount of shares issued to such Holder pursuant to such Holder’s Preferred Stock and Warrants was less than such Holder’s pro-rata share of the Issuable Maximum.

Section 7.       Certain Adjustments. The Conversion Price shall be subject to adjustment from time-to-time as follows:

a)            Stock Dividends and Stock Splits. If, at any time while any shares of the Preferred Stock remain outstanding, the Corporation: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock, the Warrant Shares, and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities or to extend the term of such securities), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)             Subsequent Equity Sales. If, at any time subsequent to the First Closing Date, and while any shares of Preferred Stock remain outstanding, the Corporation sells or grants any option to purchase, or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and any such issuance, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Conversion Price shall be reduced to equal the Base Conversion Price, provided that the Base Conversion Price shall not be less than the Floor Price. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of an Exempt Issuance. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

c)             Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d)            Pro Rata Distributions. If, at any time while any shares of the Preferred Stock remain outstanding, the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e)             Fundamental Transaction. If, at any time while any shares of Preferred Stock remain outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) and Section 6(e) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the Conversion Price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such Conversion Price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

f)           Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)            Notice to the Holders.

i.             Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder by email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.             Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered by email to each Holder at its last email address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 8.                      Reserved.

Section 9.                      Negative Covenants. As long as at least [_____]shares of Preferred Stock are outstanding, unless the Required Holders shall have otherwise given prior written consent, the Corporation shall not directly or indirectly:

a)            other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any Indebtedness;

b)            other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c)            amend its charter documents, including, without limitation, its articles of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holders, including authorizing or creating any class of capital stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or pari passu with, the Preferred Stock, provided that nothing herein shall limit the Corporation’s right to file additional Certificates of Designation to designate the rights, preferences, restrictions and other matters relating to one or more additional series of Preferred Stock as contemplated by the terms of the Purchase Agreement;

d)            repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, Common Stock Equivalents or Junior Securities, other than as to (i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (ii) repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Corporation, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors for so long as the Preferred Stock is outstanding;

e)            pay cash dividends or distributions on Junior Securities of the Corporation;

f)            enter into any transaction with any Affiliate of the Corporation which would be required to be disclosed in any public filing with the Commission (as determined by counsel to the Corporation), unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Corporation (even if less than a quorum otherwise required for Board approval);

g)            sell, lease, license, assign, transfer, spin-off, split-off, convey or otherwise dispose of any assets or rights of the Company owned or hereafter acquired whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company in the ordinary course of business consistent with its past practice, (ii) sales of inventory and products in the ordinary course of business, and (iii) sales of unwanted or obsolete assets; or

h)             enter into any agreement with respect to any of the foregoing.

Section 10.                    Reserved.

Section 11.                   Miscellaneous.

a)            Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by e-mail attachment, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: [_____], e-mail address: [_____] , or such other e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by e-mail attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Corporation, or if no such e-mail address or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via e-mail attachment at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via e-mail attachment at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)             Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)           Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

e)            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. All legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). The Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. The Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If the Corporation or any Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

f)            Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing. Except as otherwise provided herein, any of the powers, designations, preferences, rights and other terms of the Preferred Stock may be waived on behalf of all holders of Preferred Stock by the affirmative vote or written consent of the Requisite Holders.

g)            Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

h)            Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i)            Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

j)            Status of Converted or Redeemed Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as [_____] Preferred Stock.

k)             Successors and Assigns. Subject to compliance with any applicable securities laws and Section 4.1 of the Purchase Agreement, the Preferred Stock and all rights arising therefrom or relating thereto (including, without limitation, any registration rights) are transferable, in whole or in part, by the Holder in the manner and to the Persons as permitted under Section 5.7 of the Purchase Agreement.

* * * * *

RESOLVED, FURTHER, that the Chief Executive Officer, Chief Financial Officer, and the Secretary or any Assistant Secretary, of the Corporation be, and each of them hereby is authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Nevada law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this [___] day of [_____].

Name:

Title:

ANNEX A

NOTICE OF CONVERSION

[***]

APPENDIX C

ATTACHMENT TO

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
EXPION ENERGY, INC.

Adopted in accordance with the provisions
of Section 78.390 of the Nevada Revised Statutes

Expion Energy, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Nevada, by its duly authorized officer, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 78.390 of the Nevada Revised Statutes (“NRS”) setting forth a proposed amendment (this “Certificate of Amendment”) to the Articles of Incorporation of the Corporation, as amended by that certain Certificate of Amendment, effective October 8, 2024, and that certain Certificate of Change, effective July 21, 2026 (as amended, the “Articles of Incorporation”), and declared this Certificate of Amendment to be advisable.

SECOND: The requisite stockholders of the Corporation have duly approved this Certificate of Amendment in accordance with Section 78.390 of the NRS.

THIRD: This Certificate of Amendment amends the Articles of Incorporation of the Corporation as follows:

The first paragraph of Section 1 of ARTICLE IV of the Articles of Incorporation shall be amended and restated as follows:

“Section 1. Authorized Capital Stock. The Corporation shall have the authority to issue an aggregate of 220,000,000 shares of capital stock, par value $0.001 per share, consisting of 200,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and 20,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). Common Stock and Preferred Stock may be issued from time to time by the Corporation for such consideration as shall be determined by the board of directors of the Corporation. The capital stock of the Corporation, after the consideration therefor has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and these Articles of Incorporation (as the same may be further amended from time to time, the “Articles of Incorporation”) shall not be amended in this particular. No stockholder of the Corporation shall be individually liable for the debts or liabilities of the Corporation.”

FOURTH: This Certificate of Amendment shall be effective as of ____ at ____ Pacific Time.

* * * * *

C-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Articles of Incorporation to be executed by [_____], its Chief Executive Officer, this [___] day of [___], [___].

EXPION ENERGY, INC.

By:
[__________]
[__________]

C-2

APPENDIX D

ATTACHMENT TO

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
EXPION ENERGY, INC.

Adopted in accordance with the provisions
of Section 78.390 of the Nevada Revised Statutes

Expion Energy, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Nevada, by its duly authorized officer, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 78.390 of the Nevada Revised Statutes (“NRS”) setting forth a proposed amendment (this “Certificate of Amendment”) to the Articles of Incorporation of the Corporation, as amended by that certain Certificate of Amendment, effective October 8, 2024, and that certain Certificate of Change, effective July 21, 2026 (as amended, the “Articles of Incorporation”), and declared this Certificate of Amendment to be advisable.

SECOND: The requisite stockholders of the Corporation have duly approved this Certificate of Amendment in accordance with Section 78.390 of the NRS.

THIRD: This Certificate of Amendment amends the Articles of Incorporation of the Corporation as follows:

ARTICLE IV of the Articles of Incorporation shall be amended by adding a new Section 3 as follows:

“Section 3. Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series. The board of directors of the Corporation is hereby empowered to authorize by resolution(s) from time to time the issuance of one or more series of shares of Preferred Stock and, by filing a certificate of designation pursuant to NRS 78.1955, to establish from time to time the number of shares to be included in each such series and to fix the voting powers, designations, preferences, limitations, restrictions and relative rights, including, without limitation, the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock. The board of directors is also expressly authorized to increase or decrease the number of shares of any such series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

FOURTH: This Certificate of Amendment shall be effective as of ____ at ____ Pacific Time.

* * * * *

D-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Articles of Incorporation to be executed by [_____], its Chief Executive Officer, this [___] day of [___], [___].

EXPION ENERGY, INC.

By:
[__________]
[__________]

D-2

APPENDIX E

THIRD AMENDMENT TO THE

EXPION ENERGY, INC. 2021 INCENTIVE AWARD PLAN

This Third Amendment (this “Third Plan Amendment”) to the Expion Energy, Inc. 2021 Incentive Award Plan (as may be amended from time to time, the “2021 Plan”) is made on [__________]. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the 2021 Plan.

WHEREAS, Section 11.4 of the 2021 Plan authorizes the Board of Directors to amend the 2021 Plan at any time, subject to stockholder approval to the extent required by Applicable Law;

WHEREAS, the Company changed its name to Expion Energy, Inc., effective August 20, 2026;

WHEREAS, the Board desires to amend the 2021 Plan to change the name of the Company and to amend and restate the definition of Overall Share Limit to increase the aggregate number of shares issuable under the 2021 Plan by 250,000 shares;

WHEREAS, the amendment and restatement of the definition of Overall Share Limit that has the effect of increasing the number of shares issuable under the 2021 Plan requires stockholder approval under Applicable Law;

WHEREAS, this Third Plan Amendment shall be submitted to the Company’s stockholders for approval, and shall become effective as of the date on which the Company’s stockholders approve this Third Plan Amendment (the “Third Amendment Effective Date”); and

WHEREAS, if the Company’s stockholders fail to approve this Third Plan Amendment, the 2021 Plan as in effect prior to the Third Amendment Effective Date shall continue in full force and effect;

NOW, THEREFORE, pursuant to Section 11.4 of the 2021 Plan, the 2021 Plan is hereby amended as follows, effective as of the Third Amendment Effective Date:

1.            The title of the 2021 Plan is hereby amended to read as follows:

“EXPION ENERGY, INC. 2021 INCENTIVE AWARD PLAN”

2.            Section 2.11 of the 2021 Plan is hereby amended to read as follows:

“Company” means Expion Energy, Inc., a Nevada corporation, or any successor.

3.            Section 2.30 of the 2021 Plan is hereby amended and restated to read as follows:

“Overall Share Limit” means the sum of (i) [_____ ] plus (ii) any Shares that are subject to Awards that become available for issuance under the Plan pursuant to Article V plus (iii) an increase commencing on January 1, 2022 and continuing annually on the anniversary thereof through (and including) January 1, 2031, equal to the lesser of (A) 5% of the aggregate number of shares of all classes of the Company’s common stock outstanding on the last day of the immediately preceding calendar year and (B) such smaller number of Shares as determined by the Board or the Committee plus (iv) an additional 250,000 Shares as of the Amendment Effective Date.”

E-1

4.            A new Section 2.49 is hereby added to the 2021 Plan, and shall read as follows:

“Third Amendment Effective Date” means the date the stockholders of the Company approve the amendment to the Plan proposed to such stockholders of the Company’s 2026 annual proxy statement.”

5.            All references to “Expion360 Inc.” shall be changed to “Expion Energy, Inc.” in all Award Agreements and Grant Notices issued pursuant to the 2021 Plan.

6.            This Third Plan Amendment may be executed in one or more facsimile, electronic or original counterpart, each of which shall be deemed an original and both of which together shall constitute the same instrument.

7.            All terms and provisions of the 2021 Plan, the Award Agreements and the Grant Notices not amended hereby shall remain in full force and effect. From and after the Third Amendment Effective Date, all references to the term “Plan,” “Third Amendment Effective Date” or “2021 Plan” in this Third Plan Amendment or the 2021 Plan shall include the terms contained in this Third Plan Amendment.

*       *       *

E-2